SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

DEAR INVESTOR:

We are pleased to provide you with the semi-annual report for Greenwich Street Series Fund -- Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") for the period ended June 30, 1999. We hope you find this report to be useful and informative. This letter briefly discusses general economic and market conditions. In addition, detailed comparisons showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. All total return figures given in this report, both cumulative and average annualized, exclude the effect of sales charges. Past performance is not indicative of future results. A detailed summary of performance and current holdings for each individual Portfolio can be found in the appropriate sections that follow.

MARKET AND ECONOMIC OVERVIEW

1998's strong market performance continued into 1999, as stock investors enjoyed substantial returns over the past six months. Although large-capitalization stocks were once again the best performers, smaller-sized company stocks also provided decent returns. Stocks reacted positively to evidence of a worldwide recovery. U.S. multinationals reported stronger sales overseas, particularly in Southeast Asia. The bond market's perception of this news was less favorable, as most bond prices slipped. Partly in response to this stronger growth, the Federal Reserve Board ("Fed") raised interest rates by 25 basis points in late June.

In our view, stock market returns for the remainder of 1999 should depend greatly on the actions of the Fed. While the Fed increased rates in June, the capital markets reacted with relief when there were indications that this would not be the first of many increases. If, however, the Fed were to increase rates further, the stock market would become more vulnerable to a correction. This is not our expectation, as we believe low inflation should deter future Fed rate increases.

INTERMEDIATE HIGH GRADE PORTFOLIO

The investment objective of the Intermediate High Grade Portfolio is to provide investors with as high a level of current income as is consistent with the protection of capital. Under normal market conditions, the Intermediate High Grade Portfolio will invest at least 65% of its assets in high-quality, intermediate-term U.S. government securities and U.S. corporate bonds. For the six months ended June 30, 1999, the Intermediate High Grade Portfolio had a total return of a negative 2.50%, compared to the Lehman Brothers Government/Corporate Bond Index total return of a negative 2.28%. (Past performance is not indicative of future results. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.)

Interest rates rose over the last six months as the bond market and the Federal Reserve returned to focus on the domestic economy instead of global turmoil. Fed Chairman Alan Greenspan warned the bond market that he considered current economic growth to be too strong. Mr. Greenspan suggested that the sustainable economic growth rate is now 3% (i.e., 1% from growth in the labor force and 2% from increased productivity). Recent economic growth has been closer to 4%. The Fed Chairman believes that continued growth greater than 3% will lead to imbalances in the economy and may increase inflationary pressures. He appears especially worried that strong job growth in excess of available supply will lead to inflationary wage gains. Mr. Greenspan also hinted that the interest rate cuts of last fall might no longer be appropriate. The Fed took the first step towards unwinding last fall's rate cuts when they raised the federal-funds target rate on June 30, 1999 to 5% (i.e., a 25 basis point increase).

Looking towards the future, the managers expect interest rates to remain choppy but to edge higher until the market sees Gross Domestic Product ("GDP") growth slowing. As long as economic growth as measured by GDP is faster than the Fed's 3% annual growth rate target, the marketplace will price in additional tightening from the Fed.

The wild card looking forward is the potential for the economy to slow down early next year due to potential problems from the Y2K computer bug. This will probably stop the Fed from tightening aggressively this year since any Fed tightening now will still be impacting the economy in early 2000 potentially exacerbating any economic slowdown from Y2K.

The Y2K situation presents the bond market with uncertainty. (During times of uncertainty the bond market tends to favor U.S. Treasuries over spread products such as corporate bonds and mortgage-backed securities). The managers will look for

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

opportunities to lower their exposure to spread products over the next few months so they take advantage of any opportunities that may present themselves closer to year end.

APPRECIATION PORTFOLIO

For the six months ended June 30, 1999, the Appreciation Portfolio had a total return of 9.64%. In comparison, the S&P 500 posted a total return of 12.38% for the same period. The Appreciation Portfolio's investment objective is to provide investors with long-term appreciation of capital. (Past performance is not indicative of future results. The S&P 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.)

Entering April, the stock market was in a precarious position. Despite a pretty good move in the popular averages through March, the vast majority of stocks were actually declining. In the past, markets that had been led higher by increasingly narrow leadership tended to have serious declines. With most stocks languishing because of a lack of buying interest, it seemed only a matter of time until the pressure from rising interest rates took its toll on the handful of stocks that had been enjoying speculative bulges.

But in the first week of April, the market began a month of unprecedented behavior. Instead of the whole market declining, it turned topsy-turvy. The former leaders did indeed begin a declining phase, but the hundreds of stocks that had been out of favor for years, particularly cyclical companies, (i.e., companies whose fortunes are tied closely to the overall economy) almost miraculously began to rise. For most of April, the former laggards had their own bull market.

Finally, in May and June, as interest rates continued to rise, the overall market began to retreat. The big growth stocks that had been leaders for so long, but faltered in April, have had some sporadic rallies, but generally remain well below highs made earlier in the year. The cyclical stocks, having gotten pricey during their April surge, have also retreated.

The events of the last six months have presented many portfolio managers with a significant dilemma: to continue to buy a select group of expensive growth stocks at record valuations hoping that their prices will go even higher, or buy attractively valued, solid but unexciting businesses, whose stock prices continue to lag, hoping that the market will eventually realize the value. The Appreciation Portfolio has walked a fine line in trying to attain its often-stated goal of allowing investors to participate in potential upside appreciation while also trying to protect assets in times of market declines.

The manager has a good mixture of great growth companies bought at much lower levels, and stocks with solid values that he hopes will be recognized as they began to be in April. There were several changes to the Portfolio during the six months under review. After they had a strong run early in the year he trimmed pharmaceutical stocks such as Johnson & Johnson and Pfizer as valuations and expectations reached frenzied levels. After a significant sell-off this sector has come back down to more realistic levels, and he has repurchased some shares sold at higher prices.

In addition, financial holdings such as Chase Manhattan Bank and Associates First Capital were eliminated due to concerns over revenue growth and rising interest rates. Proceeds were used to increase his weighting in the telecommunications sector where companies such as GTE, Bell Atlantic and Ameritech offer solid growth prospects at a significant discount to market valuation levels. In addition, he also materially increased his position in AT&T where new management is aggressively restructuring to accelerate growth.

Earlier this year holdings were increased in the energy sector, particularly Royal Dutch and Texaco, where depressed oil prices offered an opportunity to buy rapidly improving companies with good dividend yields at modest prices. In the volatile technology sector, Texas Instruments, IBM and Lucent Technologies were significant contributors to overall performance. Other stocks that posted strong results over the last six months include CBS, Tyco International, and Viacom. Allstate continued to drag on performance, but the manager remains convinced that fundamentals are excellent, and the stock too inexpensive. America Online, a stock the manager purchased in small quantities last summer during the market's turmoil, grew through price appreciation to where it had become the second largest position in the Portfolio. Despite the great promise of Internet stocks, earnings are still elusive, so the manager cut the position in half during the mania of late winter. He intends to maintain a modest position in AOL for its prospects, but earnings and the valuations that investors put on those earnings still carry a lot of weight in his decisions to buy, hold, or sell stocks.

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

As the third quarter begins, it is worth examining the current status of the three factors that influence stock prices: earnings, interest rates and psychology. The continued strength in the domestic economy probably has had a positive effect on corporate earnings for the second quarter. Additionally, the Asian economies, which are potential sources of demand for U.S. products, slowly have begun to improve. U.S. consumers continue to take on additional debt to make purchases, a sign of tremendous confidence, but also a trend that probably is dependent on a continued bull market. Virtually all of the earnings increases will be coming from either higher volume, or cost-cutting, because pricing power for corporations remains practically non-existent. In addition to competition from abroad, as well as worldwide overcapacity in many industries, the soaring impact of the Internet on commerce is being felt by most companies.

One of the most striking effects of the Internet is its powerful deflationary force. Price-cutting is rampant. Direct sales are eliminating a whole layer of intermediaries with the attendant cuts in prices. Current earnings are coming in well for many companies, but because of unintended consequences of Internet commerce, the future is likely to hold as many unpleasant effects on some corporations as it will opportunities for others.

The depressing effect on prices of the Internet, combined with excess capacity for many industries, leads into a discussion of interest rates. The rise in long-term interest rates from 4.75% in October to 6.15% in June is somewhat mystifying. The manager had expected a rebound from low levels after the Russian default and the accompanying hedge fund fiasco, but the rise from 5 1/2% and up seems excessive. Simply put, deflationary forces in the world are still stronger than inflationary ones. Despite a rise in short-term rates, designed to take some excess steam out of the economy, long-term interest rates should recede. Normally that would be a plus for stocks but, with price-earnings ratios already at record high levels, it would take a massive rate decline to have an impact on stock prices.

Psychology, the third factor in stock prices, remains a problem. Complacency is rampant. There never has been such widespread belief in the stock market's ability to keep rising at unrealistic rates. The bull market psychology has taken stocks to valuation levels that seem dangerous, unless one accepts a new paradigm. Obviously, many participants have bought into that concept. Margin debt has soared, as speculators, flush with success over the past few years, add to holdings with cheap borrowed money. Additionally, mutual fund managers have a fear that has not been seen before -- not a fear of stocks going down, but rather a fear of selling stocks, lest they go higher.

In summary, little has changed. Stocks are expensive, and interest rates are too high. Good earnings could keep things afloat, but the closest things to bargains are companies that nobody seems to want, except for the brief flurry in April. The manager remains cautious unless he can make a better case for the valuations people are willing to pay. Now that the Federal Reserve has conformed to widespread expectations and raised short-term interest rates by a quarter point, further complacency is likely, and it would not be surprising to see stocks become even more speculative in the months ahead.

TOTAL RETURN PORTFOLIO

The Total Return Portfolio's investment objective is to provide investors with total return, consisting of long-term capital appreciation and income. In addition, the Portfolio may invest up to 35% of its assets in small-cap stocks. For the six months ended June 30, 1999, the Total Return Portfolio had a total return of 17.42%. In comparison, the S&P 500 posted a total return of 12.38% for the same period. (Past performance is not indicative of future results. The S&P 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.)

To achieve its objective, the Portfolio will primarily invest in a diversified portfolio of dividend-paying common stocks. According to the manager, probably the most important thing to happen in the last six months has been the growing recognition that Fed Chairman Alan Greenspan, and his contemporaries around the world, are determined to utilize monetary and fiscal policies in an aggressive manner to stimulate GDP growth. World GDP growth in 1998 through 1999 is at the lowest levels in 50 years and a continuation of recent levels of economic activity would expose many countries and regions to political, economic and social stresses. Ultimately this could adversely affect the U.S. economy, the stock market and consumer confidence.

In return for greater growth, Greenspan and other central bank authorities are willing to tolerate some increase in longer-term interest rate and inflation risks. Interest rates have gone up more than 1% since late in 1998; however, inflation has remained subdued. If one looks at growth in world money supply in recent quarters, the substantial increase in this suggests that

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

possibly the best days for inflation are behind us and that it will drift into the 3 through 3 1/2% range in the next one to two years.

This environment is positive for many economically sensitive stocks and less so for growth stocks. In the last six months, the market has broadened out so that the major indexes are no longer being driven by only a very limited number of stocks, as was the case in 1998. Small and mid-cap issues also have much better prospects in a reflationary world economy, that is one exhibiting higher levels of growth.

The manager believes all-cap portfolios may outperform large cap portfolios in the next five years. Total Return Portfolio has approximately 35% of its assets in small and mid-cap stocks with market capitalizations between $1 to $10 billion because the manager believes these may outperform the S&P 500 and other large cap indexes by a substantial amount in the coming years. (Please note that the Portfolio's objective is suitable for investors who are willing to hold their shares through periods of market fluctuations and the accompanying changes in share values. Investors in the Total Return Portfolio must be comfortable with the greater volatility of a fund that invests in small- and medium-sized companies.)

With the S&P 500 Index P/E ratio now about 30x, it seems unlikely that P/E ratios will expand further. Therefore the Index can be expected to track its underlying earnings growth rate of 6% to 8% in the coming years.

In addition, sectors within the market, which should benefit from "reflation" or faster world GDP growth, were overweighted. At the start of this decade, energy and basic materials accounted for 22% of the S&P 500. By February of this year, the combined total was less than 8%. No doubt, many mutual funds and investment advisors were underweight these sectors or had no representation at all. It is the manager's belief that these sectors should do very well should the world economy begin growing at a faster rate in the next few years. Energy and basic materials account for approximately 28% of the Total Return Portfolio at this time.

Finally, the manager has found it appropriate, over the years, to invest in leading companies which are out of favor for reasons he believes are temporary. Often times, this provides an excellent entry point and an attractive risk/reward ratio. Companies in energy, paper, chemicals, private mortgage insurance, technology, and healthcare were added to the Portfolio or increased in size utilizing this concept in the first six months of the year.

The following are some of the most important changes in the Portfolio in recent months and quarters. Georgia Pacific, ALCOA, and Dow Chemical are among the largest positions in the Portfolio and recently the manager added Archer-Daniels Midland in the Basic Materials sector as well as Consolidated Papers. The manager believes that many paper companies should be able to raise prices in the months ahead.

In financial services, Allstate and MGIC are leaders respectively in personal insurance and private mortgage insurance. Allstate and MGIC shares had declined 30%-50%, earlier this year, from their highs in 1998. The Portfolio's manager used this as an opportunity to add these to the Portfolio.

In technology, Motorola and L.M. Ericsson were added to core holdings in Adobe Systems and Texas Instruments. Both companies should benefit from the explosion in world demand for wireless communications products and services.

In healthcare, Foundation Health Systems, a leading HMO, and McKesson Corp. were added to the portfolio. Both purchases were made at prices very near lows over the last several years. Other purchases in 1999 included Sempra Energy, Crown Cork & Seal, and Rostelecom.

The manager believes the outlook for the markets is positive in the next few months. He thinks that the long bond at 6% is probably near its peak and earnings gains for many companies remain quite strong. Valuation levels, however, for the overall stock market are not only high, but at levels rarely seen this century. Much of the good news is priced into many stocks. The manager believes that stocks will make solid progress in the period ahead but that investor expectations of 20% or more annual appreciation will need to be modified.

Total Return Portfolio is designed to provide investors with attractive long-term returns with below market risk. It is also flexible enough to shift assets into sectors and areas of the markets with better long-term prospects. It is not wedded to any particular style of investing. This flexible approach, in the judgment of the manager, will be necessary to provide investors with attractive absolute and relative returns in the coming years.

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

In closing, we would like to thank you for your investment in the Greenwich Street Series Fund. We look forward to helping you pursue your financial needs in the years to come.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 15, 1999

-------------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 6/30/99 (UNAUDITED)

                [INTERMEDIATE HIGH GRADE PORTFOLIO LINE GRAPH]

                                                                                                         LEHMAN BROTHERS
                                                             INTERMEDIATE HIGH GRADE PORTFOLIO   GOVERNMENT/CORPORATE BOND INDEX
                                                             ---------------------------------   -------------------------------
10/16/91                                                                 $10000                             $10000
12/91                                                                     10240                              10440
12/92                                                                     10781                              11231
12/93                                                                     11643                              12470
12/94                                                                     11287                              12032
12/95                                                                     13292                              14348
12/96                                                                     13518                              14764
12/97                                                                     14690                              15772
12/98                                                                     15687                              16575
6/30/99                                                                   15296                              16197

----------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
     Six Months Ended 6/30/99+              (2.50)%
     Year Ended 6/30/99                       0.55%
     Five Years Ended 6/30/99                 6.46%
     10/16/91* through 6/30/99                5.67%

              CUMULATIVE TOTAL RETURN
              -----------------------
     10/16/91* through 6/30/99               52.96%
     + Total return is not annualized, as it may not
       be representative of the total return for the
       year.
     * Commencement of operations
----------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Intermediate High Grade
Portfolio on October 16, 1991
(commencement of operations)
through June 30, 1999 with that
of a similar investment in the
Lehman Brothers
Government/Corporate Bond Index.
Index information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Lehman Brothers
Government/Corporate Bond Index
is a weighted composite of the
Lehman Brothers Government Bond
Index, which is a broad-based
index of all public debt
obligations of the U.S.
Government and its agencies and
has an average maturity of nine
years and the Lehman Brothers
Corporate Bond Index, which is
comprised of all public
fixed-rate non-convertible
investment-grade domestic
corporate debt, excluding
collateralized mortgage
obligations.
--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 6/30/99 (UNAUDITED)

                      [APPRECIATION PORTFOLIO LINE GRAPH]

                                                                  APPRECIATION PORTFOLIO        STANDARD & POOR'S 500 STOCK INDEX
                                                                  ----------------------        ---------------------------------
10/16/91                                                                 $10000                              $10000
12/91                                                                     10490                               10838
12/92                                                                     11133                               11668
12/93                                                                     11926                               12844
12/94                                                                     11792                               13012
12/95                                                                     15193                               17898
12/96                                                                     18197                               22005
12/97                                                                     22999                               29345
12/98                                                                     27402                               37779
6/30/99                                                                   30044                               42409

---------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
     Six Months Ended 6/30/99+                9.64%
     Year Ended 6/30/99                      15.81%
     Five Years Ended 6/30/99                20.93%
     10/16/91* through 6/30/99               15.34%

              CUMULATIVE TOTAL RETURN
              -----------------------
     10/16/91* through 6/30/99              200.44%
     +Total return is not annualized, as it may not
     be representative of the total return for the
      year.
     * Commencement of operations
---------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Appreciation Portfolio on
October 16, 1991 (commencement of
operations) through June 30, 1999
with that of a similar investment
in the Standard & Poor's 500
Stock Index. Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The
Standard & Poor's 500 Stock Index
is an unmanaged index composed of
500 widely held common stocks
listed on the New York Stock
Exchange, American Stock Exchange
and over-the-counter market.
--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TOTAL RETURN PORTFOLIO AS OF 6/30/99 (UNAUDITED)

                     [TOTAL RETURN PORTFOLIO LINE GRAPH]

                                                                  TOTAL RETURN PORTFOLIO        STANDARD & POOR'S 500 STOCK INDEX
                                                                  ----------------------        ---------------------------------
12/3/93                                                                  $10000                              $10000
12/93                                                                     10300                               10121
12/94                                                                     11062                               10253
12/95                                                                     13832                               14103
12/96                                                                     17335                               17340
12/97                                                                     20255                               21109
12/98                                                                     21260                               27176
6/30/99                                                                   24964                               30506

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------
     Six Months Ended 6/30/99+              17.42%
     Year Ended 6/30/99                     17.35%
     Five Years Ended 6/30/99               17.39%
     12/3/93* through 6/30/99               17.83%

              CUMULATIVE TOTAL RETURN
              -----------------------
     12/3/93* through 6/30/99              149.64%
     + Total return is not annualized, as it may
       not be representative of the total return
       for the year.
     * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Total Return Portfolio on
December 3, 1993 (commencement of
operations) through June 30, 1999
with that of a similar investment
in the Standard & Poor's 500
Stock Index. Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The
Standard & Poor's 500 Stock Index
is an unmanaged index composed of
500 widely held common stocks
listed on the New York Stock
Exchange, American Stock Exchange
and over-the-counter market.
--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1999

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                  SECURITY                               VALUE
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 37.9%
     $        440,000                U.S. Treasury Notes, 5.750% due 10/31/00....................  $   442,138
              750,000                U.S. Treasury Notes, 6.250% due 2/15/03.....................      761,805
              500,000                U.S. Treasury Notes, 6.500% due 10/15/06....................      516,310
            1,000,000                U.S. Treasury Notes, 8.125% due 8/15/19.....................    1,206,420
            1,000,000                Federal Home Loan Bank, 6.450% due 10/29/07.................    1,000,520
              261,000                Federal National Mortgage Association, 5.125% due 3/13/04...      250,873
--------------------------------------------------------------------------------------------------------------
                                     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                     (Cost -- $4,213,111)........................................    4,178,066
--------------------------------------------------------------------------------------------------------------
        FACE
       AMOUNT           RATING (a)                             SECURITY                               VALUE
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 46.2%
AEROSPACE AND DEFENSE -- 0.9%
              100,000     AA-        Rockwell International, Notes, 6.750% due 9/15/02...........      101,375
--------------------------------------------------------------------------------------------------------------
BANKS/SAVINGS AND LOANS -- 13.5%
              500,000     AAA        Bayerische Landesbank, N.Y., Sub. Notes, 5.875% due
                                     12/1/08.....................................................      465,625
              250,000     AA         J.P. Morgan & Co., Series A, Unsubordinated Sr. Notes,
                                     6.125% due 10/2/00..........................................      250,625
              250,000     AA         Morgan Guaranty Trust Co., Sub. Notes, 7.375% due 2/1/02....      255,000
              500,000     AA-        National Westminster Bank, N.Y., Sub. Notes, 9.450% due
                                     5/1/01......................................................      522,500
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,493,750
--------------------------------------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 2.4%
              250,000     AA         Kimberly-Clark Corp., Debentures, 7.875% due 2/1/23.........      263,750
--------------------------------------------------------------------------------------------------------------
ELECTRONICS/COMPUTERS -- 4.5%
              500,000     A3*        Philips Electronics Corp., Notes, 7.200% due 6/1/26.........      492,500
--------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES/CONSUMER CREDIT -- 10.4%
               55,000     A1*        Ford Motor Credit Co., Debentures, 9.500% due 4/15/00.......       56,727
              500,000     AAA        General Electric Capital Corp., Notes, 6.120% due 8/15/00...      503,570
              250,000     AA         Pitney Bowes Credit Corp., Notes, 8.550% due 9/15/09........      283,125
              300,000     A2*        Xerox Capital Trust, Company Guaranteed Notes, 8.000% due
                                     2/1/27......................................................      301,875
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,145,297
--------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 1.0%
              100,000     AAA        Quebec Province, Notes, 8.625% due 1/19/05..................      109,875
--------------------------------------------------------------------------------------------------------------
FUNERAL SERVICES AND RELATED ITEMS -- 4.5%
              500,000     Baa1*      Service Corp. International, Notes, 7.000% due 6/1/15.......      497,500
--------------------------------------------------------------------------------------------------------------
INSURANCE COMPANIES -- 4.3%
              500,000     A+         St. Paul Cos., Inc., Notes, 6.380% due 12/15/08.............      472,500
--------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT -- 2.2%
              250,000     AA         Pitney Bowes, Inc., Notes, 5.500% due 4/15/04...............      243,125
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT           RATING (a)                             SECURITY                               VALUE
--------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- 2.5%
     $        180,000     AAA        Asian Development Bank, Debentures, 8.500% due 5/2/01.......  $   187,875
               85,000     Aaa*       Republic of Ireland, Notes, 7.125% due 7/15/02..............       87,231
--------------------------------------------------------------------------------------------------------------
                                                                                                       275,106
--------------------------------------------------------------------------------------------------------------
                                     TOTAL CORPORATE BONDS AND NOTES (Cost -- $5,237,511)........    5,094,778
--------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 15.7%
              584,645                Federal National Mortgage Association, 7.000% due 1/1/13....      587,019
              240,856                Federal National Mortgage Association, 7.000% due 2/1/13....      241,834
              930,801                Federal National Mortgage Association, 6.000% due 6/1/13....      899,089
--------------------------------------------------------------------------------------------------------------
                                     TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $1,762,353).......    1,727,942
--------------------------------------------------------------------------------------------------------------
                                     SUB-TOTAL INVESTMENTS (Cost -- $11,212,975).................   11,000,786
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
               26,000                Morgan Stanley Dean Witter & Co., 4.800% due 7/1/99;
                                     Proceeds at maturity -- $26,003; (Fully collateralized by
                                     U.S. Treasury Notes, Bonds and Bills, 0.000% to 7.750% due
                                     10/14/99 to 11/15/27; Market value -- $26,722)
                                     (Cost -- $26,000)...........................................       26,000
--------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS -- 100% (Cost -- $11,238,975**)...........  $11,026,786
--------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 10 for a definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BB, B,       --   Bonds rated BB, B, CCC and C are regarded, on balance, as
CCC,              predominantly speculative with respect to the issuer's
CC and C          capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest
                  degree of speculation and C the highest degree of
                  speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by
                  large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations, i.e., they are neither highly protected nor
                  poorly secured. Interest payments and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 79.6%
AIRLINES -- 0.6%
     27,000  Alaska Airgroup Inc. (a)....................................  $  1,127,250
     20,000  AMR Corp. (a)...............................................     1,365,000
---------------------------------------------------------------------------------------
                                                                              2,492,250
---------------------------------------------------------------------------------------
BASIC MATERIALS -- 3.0%
     39,000  Air Products Chemical Inc. .................................     1,569,750
     11,500  Dow Chemical Co. ...........................................     1,459,063
     37,000  E.I. du Pont de Nemours & Co. ..............................     2,527,562
     14,000  Great Lakes Chemical Corp. .................................       644,875
     33,000  Hercules Inc. ..............................................     1,297,313
     47,000  PPG Industries, Inc. .......................................     2,775,938
     49,000  St. Joe Co. ................................................     1,323,000
---------------------------------------------------------------------------------------
                                                                             11,597,500
---------------------------------------------------------------------------------------
BROADCASTING -- 4.9%
     98,000  CBS Corp. (a)...............................................     4,256,875
     37,000  Infinity Broadcasting Corp. (a).............................     1,100,750
     83,000  Meredith Corp. .............................................     2,873,875
     54,000  SBS Broadcasting SA (a).....................................     1,741,500
     31,000  Time Warner Inc. ...........................................     2,278,500
     62,000  USA Networks, Inc. (a)......................................     2,487,750
     29,000  Viacom Inc., Class B Shares (a).............................     1,276,000
     91,000  Walt Disney Co. (a).........................................     2,803,937
---------------------------------------------------------------------------------------
                                                                             18,819,187
---------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.7%
     57,000  AlliedSignal, Inc. .........................................     3,591,000
     40,000  Emerson Electric Co. .......................................     2,515,000
     26,000  Johnson Controls, Inc. .....................................     1,802,125
     14,000  Lockheed Martin Corp. (a)...................................       521,500
     33,000  Parker-Hannifin Corp. ......................................     1,509,750
      7,000  Raytheon Co., Class A Shares (a)............................       482,125
---------------------------------------------------------------------------------------
                                                                             10,421,500
---------------------------------------------------------------------------------------
CONSUMER DURABLES -- 2.2%
     12,229  DaimlerChrysler AG (a)......................................     1,086,852
     30,053  Delphi Automotive Systems Corp. ............................       557,859
     34,000  Ford Motor Co. .............................................     1,918,875
     49,000  General Motors Corp. .......................................     3,234,000
     27,000  Goodyear Tire & Rubber Co. .................................     1,587,938
---------------------------------------------------------------------------------------
                                                                              8,385,524
---------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 7.0%
     23,000  Bestfoods...................................................     1,138,500
     63,000  Eastman Kodak Co. ..........................................     4,268,250
     40,000  Gillette Co. ...............................................     1,640,000
     48,000  H.J. Heinz Co. .............................................     2,406,000
     17,000  Hannaford Brothers Co. .....................................       909,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 7.0% (CONTINUED)
     13,000  Hershey Foods Corp. ........................................  $    771,875
     83,000  Kimberly-Clark Corp. .......................................     4,731,000
     48,000  Kroger Co. (a)..............................................     1,341,000
     28,500  Newell Rubbermaid, Inc. ....................................     1,325,250
     22,000  The Procter & Gamble Co. ...................................     1,963,500
     92,000  Ralston-Ralston Purina Group................................     2,800,250
     31,000  Safeway, Inc. (a)...........................................     1,534,500
     20,000  Wm. Wrigley Jr. Co. ........................................     1,800,000
---------------------------------------------------------------------------------------
                                                                             26,629,625
---------------------------------------------------------------------------------------
CONSUMER SERVICES -- 7.8%
     65,000  Cendant Corp. (a)...........................................     1,332,500
     10,000  Dal-Tile International Inc. (a).............................       113,750
     22,000  FDX Corp. (a)...............................................     1,193,500
     83,000  First Data Corp. ...........................................     4,061,812
     49,000  Gannett Co., Inc. ..........................................     3,497,376
     19,500  Gap Inc. (a)................................................       982,312
     62,000  Home Depot, Inc. ...........................................     3,995,126
     56,000  Masco Corp. ................................................     1,617,000
     21,000  Mattel, Inc. ...............................................       555,187
     96,000  McDonald's Corp. ...........................................     3,966,000
     17,000  MediaOne Group, Inc. (a)....................................     1,264,376
     49,000  Mettler Toledo International (a)............................     1,215,812
     45,000  PepsiCo, Inc. ..............................................     1,740,938
     90,000  Wal-Mart Stores, Inc. ......................................     4,342,500
---------------------------------------------------------------------------------------
                                                                             29,878,189
---------------------------------------------------------------------------------------
DIVERSIFIED CONGLOMERATE -- 8.2%
        166  Berkshire Hathaway Inc., Class A Shares (a).................    11,437,400
     67,000  Canadian Pacific Ltd. ......................................     1,595,437
     84,000  General Electric Co. .......................................     9,334,500
     33,000  Minnesota Mining and Manufacturing Co. .....................     2,868,938
     66,000  Tyco International Ltd. ....................................     6,253,500
---------------------------------------------------------------------------------------
                                                                             31,489,775
---------------------------------------------------------------------------------------
ENERGY -- 6.1%
     16,000  The AES Corp. (a)...........................................       930,000
     13,000  BP Amoco PLC................................................     1,410,501
     41,000  Exxon Corp. ................................................     3,162,125
     15,000  Halliburton Co. ............................................       678,750
     51,000  Mobil Corp. ................................................     5,049,000
     30,000  Nabors Industries, Inc. (a).................................       733,125
     73,000  Royal Dutch Petroleum Co. ..................................     4,398,250
     47,000  Schlumberger Ltd. ..........................................     2,993,313
     43,000  SLI, Inc. (a)...............................................     1,161,000
     33,000  Texaco, Inc. ...............................................     2,062,500
     28,000  Tidewater, Inc. ............................................       854,000
---------------------------------------------------------------------------------------
                                                                             23,432,564
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.8%
    160,000  Allstate Corp. .............................................  $  5,740,000
     16,000  American Express Co. .......................................     2,082,000
     45,000  American International Group, Inc. .........................     5,267,812
    144,000  Bank of New York Co., Inc. .................................     5,283,000
     49,000  Chubb Corp. ................................................     3,405,500
     25,000  CNA Financial Corp. (a).....................................     1,007,812
     71,000  Fannie Mae..................................................     4,854,626
     15,000  First Virginia Banks, Inc. .................................       736,875
     29,000  H&R Block, Inc. ............................................     1,450,000
     81,200  Household International, Inc. ..............................     3,846,850
     31,000  Merrill Lynch & Co., Inc. ..................................     2,478,062
     17,000  National City Corp. ........................................     1,113,500
     42,000  Washington Mutual, Inc. ....................................     1,485,750
     62,200  Wells Fargo Co. ............................................     2,659,050
---------------------------------------------------------------------------------------
                                                                             41,410,837
---------------------------------------------------------------------------------------
HEALTH CARE -- 9.1%
    112,000  Abbott Laboratories Inc. ...................................     5,096,000
     53,000  American Home Products Corp. ...............................     3,047,500
     34,000  Amgen, Inc. (a).............................................     2,069,750
     20,000  Becton Dickinson & Co. (a)..................................       600,000
     77,000  Bristol-Myers Squibb Co. ...................................     5,423,688
     65,000  Chiron Corp. (a)............................................     1,348,750
     37,000  Eli Lilly and Co. ..........................................     2,650,125
     34,000  Johnson & Johnson...........................................     3,332,000
     62,000  Merck & Co., Inc. ..........................................     4,588,000
     45,000  Pfizer Inc. ................................................     4,938,750
     30,000  Warner-Lambert Co. .........................................     2,081,250
---------------------------------------------------------------------------------------
                                                                             35,175,813
---------------------------------------------------------------------------------------
TECHNOLOGY -- 11.5%
     33,000  America Online, Inc. (a)....................................     3,646,500
     68,000  Cisco Systems, Inc. (a).....................................     4,386,000
     24,000  Hewlett-Packard Co. ........................................     2,412,000
     88,000  Intel Corp. ................................................     5,236,000
     45,500  International Business Machines Corp. ......................     5,880,875
     75,000  Lucent Technologies Inc. ...................................     5,057,812
     71,000  Microsoft Corp. (a).........................................     6,403,311
     80,000  Novell, Inc. (a)............................................     2,120,000
     35,000  Texas Instruments Inc. .....................................     5,075,000
     71,000  Xerox Corp. ................................................     4,193,438
---------------------------------------------------------------------------------------
                                                                             44,410,936
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
TELECOMMUNICATION -- 5.7%
     48,000  Ameritech Corp. ............................................  $  3,528,000
    118,000  AT&T Corp. .................................................     6,585,875
     62,000  Bell Atlantic Corp. ........................................     4,053,250
     77,000  GTE Corp. ..................................................     5,832,750
     24,000  MCI WorldCom, Inc. (a)......................................     2,070,000
---------------------------------------------------------------------------------------
                                                                             22,069,875
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $222,107,974)...................   306,213,575
---------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 20.4%
$78,696,000  Morgan Stanley Dean Witter & Co., 4.800% due 7/1/99;
             Proceeds at maturity -- $78,706,493; (Fully collateralized by U.S. Treasury Notes, Bonds and Bills, 0.000% to 7.750%
             due 10/14/99 to 11/15/27; Market value -- $80,882,734)
             (Cost -- $78,696,000).......................................    78,696,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $300,803,974**)..........  $384,909,575
---------------------------------------------------------------------------------------

(a)  Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 89.9%
BASIC MATERIALS -- 17.7%
         180,000        Alcoa Inc...................................................  $ 11,137,500
         500,000        Archer-Daniels Midland Co...................................     7,718,750
         275,000        Asia Pulp & Paper Co. Ltd. (a)..............................     2,646,875
         375,000        Brush Wellman Inc...........................................     6,796,875
         125,000        Consolidated Papers Inc. (b)................................     3,343,750
          65,000        Dow Chemical Corp. (a)......................................     8,246,875
         250,000        Georgia-Pacific Group (a)(c)................................    11,843,750
         299,500        Oregon Steel Mills Inc......................................     3,987,094
         200,000        RTI International Metals, Inc. (b)..........................     2,937,500
--------------------------------------------------------------------------------------------------
                                                                                        58,658,969
--------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 0.8%
         100,000        Crown Cork and Seal Inc.....................................     2,850,000
--------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 10.9%
         165,000        AT&T Corp. (a)..............................................     9,209,062
         200,000        Comsat Corp.................................................     6,500,000
         225,000        Ericsson LM Telephone -- Sponsored ADR (a)..................     7,410,938
          75,000        GTE Corp....................................................     5,681,250
         136,750        Rostelecom -- Sponsored ADR (a).............................     1,341,859
          95,000        US West Communications Group................................     5,581,250
--------------------------------------------------------------------------------------------------
                                                                                        35,724,359
--------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 2.1%
         101,200        Pantry, Inc.................................................     1,631,850
         250,000        Toys "R" Us, Inc. (b).......................................     5,171,875
--------------------------------------------------------------------------------------------------
                                                                                         6,803,725
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.9%
         200,000        Fleming Cos., Inc...........................................     2,325,000
         225,000        Fox Entertainment Group.....................................     6,060,938
         200,000        PepsiCo, Inc................................................     7,737,500
--------------------------------------------------------------------------------------------------
                                                                                        16,123,438
--------------------------------------------------------------------------------------------------
ENERGY -- 9.9%
         100,000        Chevron Corp. (b)...........................................     9,518,750
         150,000        Enron Corp..................................................    12,262,500
         190,000        Halliburton Co. (b).........................................     8,597,500
         150,000        Union Pacific Resources (a).................................     2,446,875
--------------------------------------------------------------------------------------------------
                                                                                        32,825,625
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 26.4%
          85,000        Allstate Corp...............................................  $  3,049,375
          75,000        American Express Co.........................................     9,759,375
         270,000        Bank of New York Co., Inc. (a)..............................     9,905,625
          50,000        BankAmerica Corp. (b).......................................     3,665,625
          60,000        Chase Manhattan Corp. (b)...................................     5,197,500
         230,000        Mellon Bank Corp. (a)(b)....................................     8,366,250
         400,000        MeriStar Hotels & Resorts, Inc..............................     1,375,000
         135,000        MGIC Investment Corp. (a)...................................     6,564,375
         175,000        Rouse Co....................................................     4,440,625
         200,000        Shurgard Storage Centers, Inc...............................     5,425,000
         410,000        Simon Property Group Inc. (a)...............................    10,403,750
         290,000        Spieker Properties Inc......................................    11,273,750
         290,200        TriNet Corporate Realty Trust, Inc..........................     8,034,913
--------------------------------------------------------------------------------------------------
                                                                                        87,461,163
--------------------------------------------------------------------------------------------------
HEALTH CARE -- 6.2%
          75,000        American Home Products Corp. (b)............................     4,312,500
         100,000        Bristol-Myers Squibb Co.....................................     7,043,750
         400,000        Foundation Health Systems, Inc..............................     6,000,000
         100,000        McKesson HBOC, Inc..........................................     3,212,500
--------------------------------------------------------------------------------------------------
                                                                                        20,568,750
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 8.9%
         150,000        Adobe Systems Inc...........................................    12,323,437
         150,000        Geoworks Corp...............................................       450,000
         100,000        Motorola, Inc. (b)..........................................     9,475,000
          50,000        Texas Instruments Inc. (b)..................................     7,250,000
--------------------------------------------------------------------------------------------------
                                                                                        29,498,437
--------------------------------------------------------------------------------------------------
UTILITIES -- 2.1%
         300,760        Sempra Energy (b)...........................................     6,804,695
--------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $224,640,015)...................   297,319,161
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 4.9%
         150,000        Cyprus Amax Minerals Co., Exchangeable 0.00% (b)............     6,900,000
         125,000        KMart Financing Corp., Exchangeable 7.75%...................     7,312,500
         100,000        Merrill Lynch & Co., Inc., Exchangeable 6.25%...............     2,043,750
--------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $14,520,750).................    16,256,250
--------------------------------------------------------------------------------------------------
OPTIONS PURCHASED -- 0.1%
           6,500        S&P 500 Index Put @ $1,275, Expire 12/18/99 (b)
                        (Cost -- $598,195)..........................................       290,875
--------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $239,758,960)................   313,866,286
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             TOTAL RETURN PORTFOLIO

        FACE
       AMOUNT                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.1%
     $16,824,000        Morgan Stanley Dean Witter & Co., 4.800% due 7/1/99;
                        Proceeds at maturity -- $16,826,243; (Fully collateralized by U.S. Treasury Notes, Bonds, and Bills, 0.000% to 7.750%
                        due 10/14/99 to 11/15/27; Market value -- $17,160,492)
                        (Cost -- $16,824,000).......................................  $ 16,824,000
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $256,582,960**)..........  $330,690,286
--------------------------------------------------------------------------------------------------

(a)  All or a portion of this security is on loan (See Note 12).
(b)  Non-income producing security.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1999

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................  $11,212,975    $222,107,974   $239,758,960
  Repurchase agreements, at cost............................       26,000      78,696,000     16,824,000
--------------------------------------------------------------------------------------------------------
  Investments, at value.....................................  $11,000,786    $306,213,575   $313,866,286
  Repurchase agreements, at value...........................       26,000      78,696,000     16,824,000
  Cash......................................................          822               4            817
  Collateral for securities on loan (Note 12)...............           --              --     37,501,296
  Receivable for securities sold............................           --       2,357,940             --
  Dividends and interest receivable.........................      160,145         295,548        789,315
--------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   11,187,753     387,563,067    368,981,714
--------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable..........................       12,682         176,463        153,450
  Administration fees payable...............................        6,152          64,168         58,281
  Payable for securities on loan (Note 12)..................           --              --     37,501,296
  Payable for securities purchased..........................           --       5,077,709             --
  Payable for options written (Note 6)......................           --              --        378,125
  Accrued expenses..........................................       10,695          14,868         33,592
--------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       29,529       5,333,208     38,124,744
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $11,158,224    $382,229,859   $330,856,970
--------------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest................  $     1,138    $     16,863   $     17,070
  Capital paid in excess of par value.......................   11,436,419     286,194,196    246,210,494
  Undistributed net investment income.......................      331,303       1,802,732      4,508,699
  Accumulated net realized gain (loss) from security
     transactions and options...............................     (398,447)     10,110,467      5,557,327
  Net unrealized appreciation (depreciation) of investments
     and options............................................     (212,189)     84,105,601     74,563,380
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $11,158,224    $382,229,859   $330,856,970
--------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    1,137,867      16,863,442     17,069,595
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................        $9.81          $22.67         $19.38
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                                INTERMEDIATE                       TOTAL
                                                                 HIGH GRADE     APPRECIATION      RETURN
                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................     $ 396,925      $ 1,450,479     $   769,785
  Dividends.................................................            --        1,551,782       4,009,435
  Less: Foreign withholding tax.............................            --          (44,886)             --
-----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................       396,925        2,957,375       4,779,220
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3).........................        24,208          816,733         838,022
  Administration fees (Note 3)..............................        12,104          296,994         304,735
  Audit and legal...........................................         8,309            7,835           8,828
  Pricing service fees......................................         7,580               --              --
  Shareholder and system servicing fees.....................         6,178            6,199           5,951
  Shareholder communications................................         2,361           11,405          19,836
  Trustees' fees............................................         1,392            5,951           9,472
  Custody...................................................           766            5,356           5,703
  Other.....................................................         1,516            1,242           9,788
-----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................        64,414        1,151,715       1,202,335
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................       332,511        1,805,660       3,576,885
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND OPTIONS (NOTES 4 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities)..........................................         2,882       11,779,168       8,329,265
     Options written........................................            --               --      (2,772,248)
-----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................         2,882       11,779,168       5,557,017
-----------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments and Options:
     Beginning of period....................................       433,931       69,832,939      33,497,171
     End of period..........................................      (212,189)      84,105,601      74,563,380
-----------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)......      (646,120)      14,272,662      41,066,209
-----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND OPTIONS..................      (643,238)      26,051,830      46,623,226
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........     $(310,727)     $27,857,490     $50,200,111
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
30, 1999

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   332,511    $  1,805,660   $  3,576,885
  Net realized gain.........................................        2,882      11,779,168      5,557,017
  Change in net unrealized appreciation (depreciation)......     (646,120)     14,272,662     41,066,209
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........     (310,727)     27,857,490     50,200,111
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (857,354)     (2,559,066)    (7,694,640)
  Net realized gains........................................           --      (5,751,019)   (11,613,579)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (857,354)     (8,310,085)   (19,308,219)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..........................       99,443     128,860,093      5,524,316
  Net asset value of shares issued for reinvestment of
     dividends..............................................      857,354       8,310,085     19,308,219
  Cost of shares reacquired.................................   (1,872,761)    (20,167,979)   (23,082,881)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................     (915,964)    117,002,199      1,749,654
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (2,084,045)    136,549,604     32,641,546
NET ASSETS:
  Beginning of period.......................................   13,242,269     245,680,255    298,215,424
--------------------------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $11,158,224    $382,229,859   $330,856,970
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $331,303      $1,802,732     $4,508,699
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER 31, 1998

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   854,971    $  2,558,410   $  8,151,084
  Net realized gain (loss)..................................      (81,875)      4,800,221     11,418,624
  Change in net unrealized appreciation (depreciation)......      198,678      26,619,992     (6,451,325)
--------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      971,774      33,978,623     13,118,383
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (935,810)     (2,031,402)    (7,063,001)
  Net realized gains........................................           --      (7,904,924)    (8,487,441)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (935,810)     (9,936,326)   (15,550,442)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..........................    1,549,115     102,247,406     36,729,615
  Net asset value of shares issued for reinvestment of
     dividends..............................................      935,810       9,936,326     15,550,442
  Cost of shares reacquired.................................   (4,378,779)    (34,679,798)   (25,638,306)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (1,893,854)     77,503,934     26,641,751
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (1,857,890)    101,546,231     24,209,692
NET ASSETS:
  Beginning of year.........................................   15,100,159     144,134,024    274,005,732
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $13,242,269    $245,680,255   $298,215,424
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $856,146      $2,556,138     $8,626,454
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers seven other managed investment portfolios: Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between the bid and the ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Intermediate High Grade, Appreciation and Total Return Portfolios, respectively, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Total Return Portfolio, portions of accumulated net investment income and accumulated net realized gains amounting to $14 and $520, respectively, were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     The Portfolios declare and distribute dividends from net investment income annually. Net realized capital gains, if any, are also declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp. SSBC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn is a wholly-owned subsidiary of Citigroup Inc. Under the Advisory Agreement, the Intermediate High Grade, Appreciation and Total Return Portfolios each pay an investment advisory fee calculated at the annual rates of 0.40%, 0.55% and 0.55%, respectively, of the value of their average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The Fund, on behalf of the Portfolios, has entered into an administration agreement with SSBC. Under the agreement, each Portfolio pays an administration fee calculated at the annual rate of 0.20% of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     For the six months ended June 30, 1999, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $49,305.

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the six months ended June 30, 1999, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
----------------------------------------------------------------------------------------
Intermediate High Grade.....................................  $  3,427,551   $ 4,737,238
Appreciation................................................   132,965,618    55,089,812
Total Return................................................    63,407,506    57,566,190
----------------------------------------------------------------------------------------

     At June 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                                                                                            APPRECIATION
                         PORTFOLIO                           APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Intermediate High Grade....................................  $    34,447    $  (246,636)    $  (212,189)
Appreciation...............................................   86,007,356     (1,901,755)     84,105,601
Total Return...............................................   81,557,945     (7,450,619)     74,107,326
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Intermediate High Grade and Total Return Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 1999, there were no open futures contracts in the Portfolios.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  OPTION CONTRACTS

     The Intermediate High Grade and Total Return Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked to market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At June 30, 1999, there were no open purchased call or put options in the Portfolios.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following covered call options transactions occurred in the Total Return Portfolio during the six months ended June 30, 1999:

                                                              NUMBER OF
                                                              CONTRACTS    PREMIUMS
-------------------------------------------------------------------------------------
Options written, outstanding at December 31, 1998...........    1,750     $ 1,525,949
Options written during the six months ended June 30, 1999...    2,500       1,422,534
Options cancelled in closing purchase transactions..........   (2,500)     (2,114,304)
-------------------------------------------------------------------------------------
Options written, outstanding at June 30, 1999...............    1,750     $   834,179
-------------------------------------------------------------------------------------

     The following table represents the written call option contracts open at June 30, 1999:

NUMBER OF                                                                            STRIKE
CONTRACTS                                                               EXPIRATION   PRICE      VALUE
-------------------------------------------------------------------------------------------------------
    750   American Express Co.........................................   1/14/99      170     $(290,625)
  1,000   McKesson HBOC Inc...........................................   1/14/99       50       (87,500)
-------------------------------------------------------------------------------------------------------
          Total Options Written (Premium received -- $834,179)........                        $(378,125)
-------------------------------------------------------------------------------------------------------

     7.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     8.  REVERSE REPURCHASE AGREEMENTS

     The Intermediate High Grade Portfolio may enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At June 30, 1999, there were no open reverse repurchase agreements in the Portfolio.

     9.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Intermediate High Grade and Total Return Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 1999, there were no when-issued or TBA securities held in the Portfolios.

     10.  MORTGAGE ROLL TRANSACTIONS

     The Intermediate High Grade Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale and the income from these investments will be invested, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At June 30, 1999, there were no open mortgage roll transactions in the Portfolio.

     11.  SHORT SALES AGAINST THE BOX

     The Total Return Portfolio has the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or, the preferred stock or the interest from the convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit, in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 1999, the Portfolio had no open short sales against the box.

     12.  LENDING OF SECURITIES

     The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receive a lenders fee. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 1999, the Total Return Portfolio had loaned common stocks having a value of $36,566,443 and holds the following collateral for loaned securities:

                    SECURITY DESCRIPTION                         VALUE
-------------------------------------------------------------------------
TIME DEPOSITS:
  Banco Bilbao Vizcaya, 5.875% due 7/1/99...................  $10,904,120
  Bank of Montreal, 5.250% due 7/1/99.......................    7,585,475
  Bank of Montreal, 5.937% due 7/1/99.......................    1,438,199
  Banque Paribas, 5.875% due 7/1/99.........................   11,505,122
  Barclays Bank PLC, 5.750% due 7/1/99......................    6,068,380
-------------------------------------------------------------------------
Total.......................................................  $37,501,296
-------------------------------------------------------------------------

     Interest income earned by the Total Return Portfolio from securities loaned for the six months ended June 30, 1999 was $8,083.

     13.  SHARES OF BENEFICIAL INTEREST

     At June 30, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each portfolio were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 1999     DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares sold.................................................          9,171            141,698
Shares issued on reinvestment...............................         88,387             88,618
Shares reacquired...........................................       (174,750)          (402,084)
--------------------------------------------------------------------------------------------------
Net Decrease................................................        (77,192)          (171,768)
--------------------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO
Shares sold.................................................      5,790,455          5,173,374
Shares issued on reinvestment...............................        378,247            498,739
Shares reacquired...........................................       (917,184)        (1,753,512)
--------------------------------------------------------------------------------------------------
Net Increase................................................      5,251,518          3,918,601
--------------------------------------------------------------------------------------------------
TOTAL RETURN PORTFOLIO
Shares sold.................................................        300,502          2,063,766
Shares issued on reinvestment...............................      1,018,904            888,597
Shares reacquired...........................................     (1,245,047)        (1,511,097)
--------------------------------------------------------------------------------------------------
Net Increase................................................         74,359          1,441,266
--------------------------------------------------------------------------------------------------

     14.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 1998, the following Portfolio had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                           2002            2004           2005            2006            TOTAL
-----------------------------------------------------------------------------------------------------------------
Intermediate High Grade
  Portfolio                              $288,000         $4,000         $25,000         $84,000         $401,000
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

    INTERMEDIATE HIGH GRADE PORTFOLIO         1999(1)          1998(2)        1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......     $10.90           $10.89        $10.70       $10.60        $9.66       $10.69
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (3)...............       0.40             0.65          0.72         0.71         0.66         0.61
  Net realized and unrealized gain
     (loss)...............................      (0.68)            0.07          0.21        (0.53)        1.00        (0.94)
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.......      (0.28)            0.72          0.93         0.18         1.66        (0.33)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...................      (0.81)           (0.71)        (0.74)       (0.08)       (0.72)       (0.61)
  Net realized gains......................         --               --            --           --           --        (0.09)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions.......................      (0.81)           (0.71)        (0.74)       (0.08)       (0.72)       (0.70)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............      $9.81            $10.90       $10.89       $10.70       $10.60        $9.66
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................      (2.50)%++         6.79%         8.67%        1.69%       17.76%       (3.05)%
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).........    $11,158          $13,242       $15,100      $14,736      $16,152      $13,280
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)............................       1.07%+           0.93%         0.95%        0.90%        0.86%        0.85%
  Net investment income...................       5.50+            5.82          6.28         6.35         6.63         6.57
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...................         29%              60%           66%         116%         121%          90%
---------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the Intermediate High Grade Portfolio, the Investment Adviser waived all or part of its fees for the three-year period ended December 31, 1996. In addition, IDS Life reimbursed expenses of $3,006 and $12,616 for the two-year period ended December 31, 1995. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                                               EXPENSE RATIOS
                                                                PER SHARE DECREASES TO      WITHOUT FEE WAIVERS
                                                                NET INVESTMENT INCOME        AND REIMBURSEMENTS
                                                              --------------------------    --------------------
                                                               1996      1995      1994     1996    1995    1994
                                                               ----      ----      ----     ----    ----    ----
   Intermediate High Grade Portfolio........................   $0.02     $0.01     $0.02    1.07%   0.94%   1.05%

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

        APPRECIATION PORTFOLIO            1999(1)(2)       1998(2)         1997          1996          1995          1994
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................       $21.16          $18.73        $15.86        $14.39        $11.54        $11.80
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...............         0.13            0.27          0.24          0.27         0.23          0.20
  Net realized and unrealized gain
     (loss)...........................         1.90            3.24          3.90          2.60         3.04         (0.32)
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...         2.03            3.51          4.14          2.87         3.27         (0.12)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............        (0.16)          (0.22)        (0.21)        (0.25)       (0.21)        (0.14)
  Net realized gains..................        (0.36)          (0.86)        (1.06)        (1.15)       (0.21)           --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions...................        (0.52)          (1.08)        (1.27)        (1.40)       (0.42)        (0.14)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........       $22.67          $21.16        $18.73        $15.86       $14.39        $11.54
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................         9.64%++        19.15%        26.39%        19.77%       28.84%        (1.12)%
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....     $382,230        $245,680      $144,134      $101,232      $94,492       $80,823
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses............................         0.77%+          0.80%         0.80%         0.85%        0.97%         0.88%
  Net investment income...............         1.21+           1.36          1.68          1.59         1.65          1.75
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............           23%             22%           34%           39%          43%           61%
---------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

       TOTAL RETURN PORTFOLIO          1999(1)     1998(2)       1997        1996        1995        1994
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................    $17.55      $17.62      $15.73      $12.75     $10.78      $10.30
-----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (3)..........      0.24        0.49        0.37        0.26       0.43        0.34
  Net realized and unrealized gain...      2.79        0.38        2.26        2.97       2.19        0.42*
-----------------------------------------------------------------------------------------------------------
Total Income From Operations.........      3.03        0.87        2.63        3.23       2.62        0.76
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............     (0.48)      (0.43)      (0.21)      (0.07)     (0.41)      (0.28)
  Net realized gains.................     (0.72)      (0.51)      (0.53)      (0.18)     (0.24)         --
-----------------------------------------------------------------------------------------------------------
Total Distributions..................     (1.20)      (0.94)      (0.74)      (0.25)     (0.65)      (0.28)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......    $19.38      $17.55      $17.62      $15.73     $12.75      $10.78
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................     17.42%++     4.97%      16.84%      25.33%     25.04%       7.40%
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....  $330,857    $298,215    $274,006    $171,503    $78,042     $23,196
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3).......................      0.79%+      0.79%       0.79%       0.83%      1.00%       1.00%
  Net investment income..............      2.35+       2.79        3.24        3.06       3.80        3.84
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............        21%         72%         75%         82%        81%        118%
-----------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the Total Return Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1994. In addition, IDS Life reimbursed expenses of $7,873 for the year ended December 31, 1994. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                                          EXPENSE RATIOS
                                                              PER SHARE DECREASES TO     WITHOUT WAIVERS
                                                              NET INVESTMENT INCOME     AND REIMBURSEMENTS
                                                              ----------------------    ------------------
                                                                       1994                    1994
                                                                       ----                    ----
   Total Return Portfolio...................................           $0.01                  1.11%

 * The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        SYMPHONY
                                        investments are sponsored and managed
                                        by:
                                        Smith Barney Inc.
                                        and subsidiaries

                                        SYMPHONY
                                        is underwritten, issued and serviced by:
                                        IDS Life Insurance Company and
                                        IDS Life Insurance Company of New York

                                        S6225-1 D (8/99)

                          GREENWICH STREET SERIES FUND
                             SEMI-ANNUAL REPORT FOR
                                    SYMPHONY
                        A Tax-Deferred Variable Annuity

                                 [HARP GRAPHIC]

                                                          EQUITY INDEX PORTFOLIO

                                                          MONEY MARKET PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                       EMERGING GROWTH PORTFOLIO

                                                     GROWTH AND INCOME PORTFOLIO

                                                  INTERNATIONAL EQUITY PORTFOLIO

                                          DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                                   JUNE 30, 1999

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

Dear Investor:

We are pleased to provide the semi-annual report for the Greenwich Street Series Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios ("Portfolios") for the period ended June 30, 1999. We hope you find this report to be useful and informative. This letter will briefly discuss general economic and market conditions. In addition, detailed comparisons showing the growth of a hypothetical $10,000 investment in each Portfolio since inception can be found in this report (except for the Money Market Portfolio). A detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.

MARKET AND ECONOMIC OVERVIEW

The first half of 1999 was a period of economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a decline in bond yields and a 0.75% decrease in interest rates -- yields have increased. Investor optimism, however, was tempered by concerns about inflation, interest rates and continued economic growth.

The long anticipated slowdown in U.S. economic activity again failed to happen during the reporting period. Global stock markets continued to rise led by better than expected profit growth and continued merger and acquisition activity. The risks of higher U.S. economic growth were more fairly reflected in the yield curve in the U.S. at the end of the first quarter of 1999 than they were at the beginning.

The stronger than expected growth caused interest rates to rise in the first quarter of 1999. The 30-year U.S. Treasury bond had its third worst quarter of the 1990s. In fact, only the first quarters of 1994 and 1996 were worse. The Lehman Government/Corporate Index declined about 1.2% in the first quarter of 1999. U.S. Treasuries underperformed as spreads narrowed in all sectors.

During the first half of 1999, U.S. economic growth continued at a robust pace, posting a 4.3% annualized Gross Domestic Product ("GDP") growth rate for the first quarter of 1999. Furthermore, the labor market continued to be tight, as the unemployment rate fell to a 29-year low of 4.2% in March. Defying the expectations of many economists, inflation -- as measured by the Consumer Price Index ("CPI") -- was virtually absent. Productivity gains and sagging global demand were credited with keeping inflation under control. However, in the month of April, the CPI rose by 0.7%, its largest monthly increase in nine years. This, coupled with signs that many world economies were in the nascent stages of growth and recovery, deepened fears that inflationary pressures were reaching a breaking point. These concerns brought about an increase in the yield of the benchmark 30-year U.S. Treasury Bond, which gained 71 basis points between April 8 and June 24 to close at 6.16%.

To counter these inflationary pressures, the Federal Reserve Board ("Fed") raised short-term interest rates by 0.25% in late June, and subsequently adopted a neutral stance on monetary policy. Meanwhile, during the months of May and June, the CPI remained unchanged, generating considerable optimism that inflation was not about to break out. Further reports of rising U.S. jobless claims added to the optimism.

The unwillingness of consumer spending to slow down keeps the Fed's monetary policy on watch. With the world economic crisis abating, we cannot rule out the possibility of the Fed raising rates before year-end. However, in our view, the most likely case is that the Fed's monetary policy will remain neutral through the third quarter of 1999. By next year we think that nominal growth should slow below 5% and may allow room for additional short-term rates cuts. However, if global economic growth accelerates unexpectedly and signs of inflation emerge during the remainder of 1999, the Fed will not hesitate to raise rates again.

As measured by the S&P 500 Stock Index ("S&P 500"), the U.S. stock market returned 12.39% during the first six months of 1999. Although large capitalization stocks were once again the best performers, smaller-sized company stocks also provided decent returns. Stocks reacted positively to evidence of a worldwide recovery. U.S. multinationals reported stronger sales overseas, particularly in Southeast Asia.

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

Major political and economic crosscurrents influenced the international equity markets during the first half of the year. Despite rising interest rate anxieties, global equity markets delivered positive returns. While investors fretted about rising U.S. and Japanese bond yields, economic data showed that many Asian countries have begun their recoveries from steep recessions of the past two years. Performance of the European markets, for dollar-based investors, lagged during the first half of 1999, primarily due to weakness of the new Euro currency versus the U.S. dollar.

We believe that U.S. stock market returns for the remainder of 1999 should depend greatly on the actions of the Fed, which increased interest rates in June. The markets reacted with relief when there were indications that this would not be the first of many increases. If, however, the Fed were to increase rates further, the U.S. stock market would be vulnerable to a correction.

MONEY MARKET PORTFOLIO

Please note that an investment in the Money Market Portfolio ("Portfolio") is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. For the six months ended June 30, 1999, the Portfolio returned 1.86%.

The U.S. is now in its ninth year of economic expansion with growth at 4%. Weak factors such as Asia, U.S. manufacturing and falling commodity prices have reversed. This in turn led the Fed to change its monetary stance to a "tightening bias" and raise interest rates at the June Federal Open Market Committee ("FOMC") meeting from 4.75% to 5.00%. As a result, the short-term yield curve has steepened by about 70 basis points in one-year certificates of deposit from 5.00% in January to 5.70% in June. The Fed could raise interest rates again if the economy continues to grow and does not slow down on its own.

During the reporting period, in anticipation of higher rates, the managers shortened their average maturity from 41 days to 18 days. They would expect to keep the average life below 60 days over the next several months in anticipation of another interest rate hike in August or October of this year. Once again, due to a strong economy and a high quality approved list of issuers, the credit quality of the Portfolio's investments remains strong. The investment team has added several large entities such as IBM and BellSouth Telecommunications.

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

For the six months ended June 30, 1999, the Diversified Strategic Income Portfolio ("Portfolio") returned 0.45% compared to the Lehman Brothers Aggregate Bond Index return of a negative 1.37% for the same period. (The Lehman Brothers Aggregate Bond Index is made up of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds.) What follows are brief summaries of the economic and market conditions that affected the Portfolio's three major sectors during the reporting period. Past performance is not indicative of future results.

High-Yield Bonds

During the second quarter of 1999, the high yield bond market declined. U.S. Treasury rates continued to move higher on fears that the Fed would raise short-term interest rates in response to U.S. economic growth and inflationary pressures. On June 30, 1999, the Fed raised short-term interest rates by 25 basis points and recently indicated that it may increase rates again later in 1999.

The high yield bond market and the investment grade corporate bond market were not only negatively affected by the general increase in interest rates, but also by the rush on the part of corporations to issue additional debt before interest rates went even higher. This added supply caused the high yield bond market to fall as investors retreated from the market.

With the rise in general interest rates and corresponding decline in U.S. Treasury bond prices, compounded by heavy new issuance of corporate bonds during the past three months, the better quality segments of the high yield bond market continued to underperform the lower quality CCC/Caa rated issues. Although higher quality issues have a lower risk of default, these issues tend to be more sensitive to the movements of the U.S. Treasury market. At the same time, the lower quality high yield issues tend to have a higher risk of default and tend to be more economically sensitive, reacting more closely to stock market trends. The lower quality segment of the high yield market clearly benefited from strong domestic economic growth in the second quarter and the strong performance returns generated by the domestic equity markets.

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

The strongest performing industry sectors were basic materials (i.e., forest products, metals, mining etc.) and energy. This was not surprising given the higher risk of greater inflation caused by stronger than expected economic growth both domestically and globally. The weakest industry sectors included media (i.e., cable TV and broadcasting) and telecommunications. A number of media and telecommunications companies rushed new issues into the market in the second quarter of 1999, putting further pressure on the existing issues in these sectors.

Some of the manager's recent additions include AES Corporation, an independent power producer; Nextlink, a Competitive Local Exchange telecommunications provider; Huntsman Chemical, a specialty chemical company; and Ames Department Stores, a middle market retailer. We believe the middle B rated segment of the high yield bond market represents the best value given continued economic strength. In addition, the manager believes his current investment strategy makes sense in this current environment where economic growth continues to be strong. The Portfolio's average maturity of approximately 6 to 7 years on a call-adjusted basis should continue to limit the impact of rising rates. The manager remains bullish on the total return prospects of the high yield bond market at current valuation levels, especially given the health of the economy.

For the remainder of 1999, the manager expects a continuation of solid economic growth with a modest upward bias in inflation. These factors could result in a modest increase in general interest rates. He anticipates that both the equity markets and the high yield bond market should do better than U.S. Treasuries and the middle quality high yield bonds should outperform. Moreover, he will continue to focus closely on some of the stronger companies in select commodity sectors such as paper, energy and steel. And while no guarantees can be made, he expects the Portfolio's high yield bond to generate competitive returns over the near term.

Government Securities

The first half of 1999 was a period of sustained economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a decline in bond yields and a 0.75% fall in Fed funds -- yields have risen. Investor optimism, however, was tempered by concerns about inflation and continued economic growth. In addition, both Russia and Argentina remain economic hot spots and deserve close monitoring. The reconstruction of Kosovo and peacekeeping efforts in that war-torn country will also be an ongoing challenge.

Another issue facing the bond market is Y2K, a phrase referring to the fact that some dates were coded into computers using only the last two digits of the year, assuming the first two digits were "19." On or after January 1, 2000, some computers may misread or not recognize dates and cause potential dislocations. And while the extent of the Y2K problem is impossible to predict, it is safe to say the immediate future promises to be very interesting.

During the first half of 1999, the Portfolio's holdings in mortgage-backed securities approximated 70%. U.S. Treasuries with a maturity of 10 to 15 years comprised the remainder of the Portfolio's assets. While U.S. Treasuries did not help performance to date, we believe our strategy should perform well in the second half of 1999.

Global Government Bonds

Investor confidence in stocks and emerging market bonds began to return in the final months of 1998. The flight-to-quality trend that began in the summer of 1998 started to reverse in the fall as investors demonstrated an increased willingness to accept greater risk. In addition, Brazil's decision to devalue its currency in January 1999 helped to remove another source of uncertainty and further bolstered confidence in the emerging market bond arena. As a result, the historically wide spreads between emerging market bonds and other fixed income assets contracted sharply.

European countries were the chief beneficiaries of this latest development. European bond markets generally outperformed the U.S. Treasury market as many investors sold off their U.S. Treasury securities in favor of higher-yielding securities. In addition, continued interest rate cuts across Europe helped to further boost bond market performance in the region.

Japan's bond market improved dramatically from being the worst-performing market in the fourth quarter of 1998 to being the best-performing market in the first quarter of 1999. Japanese government bonds fell after news of increased issuance and the end of official purchases in the secondary market and recovered strongly in the early months of 1999 after a 0.10% official interest rate cut.

As noted above, U.S. Treasury market performance suffered during the reporting period. After generating a flat return for the fourth quarter of 1998, U.S. Treasury securities lost roughly 1.78% in the first quarter of 1999. Stronger than expected U.S.

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

economic data helped to revive inflation fears in the U.S. and led to a shift in the Fed monetary policy bias towards tightening.

With the exception of Japan, the world economy has shown exceptional signs of resilence following the series of economic and stock market crises that took place over the past eighteen months. At this time, it appears that even Brazil's crises have had little of the predicted negative effect on the overall U.S. economy, which continues full steam ahead. While Euroland economic growth slowed in the second half of 1998, the manager believes this period of subpar growth has bottomed out.

Consumer spending continues to power the U.S. economy ahead, with consumer finances fueled by the rapid stock market gains so far this year, and the monies released by mortgage refinancings that took advantage of the last six months' historically low bond yields and mortgage rates. A 52% drop in energy prices also helped to maintain spending by keeping inflation low, although this effect has been reversed to some extent of late.

With growth outside of the U.S. reviving, and no signs of a slowdown in the U.S. itself, this begs the question of what a world economic recovery means for bond markets over the coming months. The manager believes that major world bond markets, with the exception of Japan, are close to fair value, and will continue to trade in a range around fair value levels for some time to come. This does not mean that there is no downside risk to bond prices. In addition, he expects Euroland 10-year bond yields to peak around 4.25%. In the current range-trading market, we also remain bullish on the higher-yielding sovereign bonds of Australia, New Zealand, Canada and Denmark.

EQUITY INCOME PORTFOLIO

The Equity Income Portfolio ("Portfolio") seeks to provide investors with current income and, as a secondary goal, long-term capital appreciation. The Portfolio will seek to achieve its goals principally through investment in dividend-paying common stocks of companies whose prospects for dividend growth and capital appreciation are considered by the Portfolio's managers to be favorable. The Portfolio will normally invest at least 65% of its assets in stocks. Under normal circumstances, the Portfolio will concentrate at least 25% of its assets in the stocks and bonds of companies in the utility industry.

For the six months ended June 30, 1999, the Portfolio had a total return of 2.75% compared to the S&P 500 total return of 12.38%. (Past performance is not indicative of future results.) The Portfolio focuses on the utility sector that is viewed as a defensive, income-oriented group and is more sensitive to changes in the level of interest rates than to the broad-based stock market.

The six months ended June 30, 1999 netted out as an uneventful period for this Portfolio, even through the first and second halves of the reporting period produced very different results. This pool of assets has been traditionally structured in a very defensive manner, and as such its performance is tied to how well (or poorly) utility investments and bonds behave in the marketplace. As it was, if you were an investor in the first six months of this year, you would have been better to ignore those two asset classes. The continued strength in the domestic economy caused a rejuvenated interest in industrial cyclical stocks in response to a better outlook for profits. Accordingly, value type stocks generally outperformed growth issues and large-sized company stocks continued to beat small-sized ones.

More specific to the Portfolio, utility stocks lost significant value during the first three months of the year, then proceeded to recapture the whole loss in the second quarter. Utility stocks ended the period virtually unchanged from the start. Meanwhile, interest rates across the board (i.e., U.S. Treasuries, corporate and utilities) all saw a rise in yields and a corresponding decline in prices. The Portfolio, with about 50% of its assets invested in electric utilities, 20% in natural gas companies, 15% in telecommunications firms and 15% in bonds, did well to record a total return of 2.75%, outperforming its most relevant market sectors.

EQUITY INDEX PORTFOLIO

The Equity Index Portfolio ("Portfolio") is managed to provide investment results that, before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks, as measured by the S&P
500. For the six months ended June 30, 1999, the Portfolio posted a total return of 12.13% on its Class I shares compared to the total return of the S&P 500 of 12.38% for the same period.

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

The U.S. stock market finished the first half of 1999 firmly in positive territory despite a rise in interest rates. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery during the second quarter and, at the same time, triggered concerns about rising interest rates. Both implications led to a rally in small cap and value stocks.

Interest rates began to climb in the month of May as investors worried about inflation concerns on the heels of recent economic strength. First quarter GDP growth was revised down to 4.1% from 4.5% but other indicators provided evidence of continued strength in the economy. The stock market sagged during May under the burden of lofty valuations and higher rates.

The Fed took center stage in the month of June as investors anxiously awaited the next move in monetary policy. The bond and stock markets had clearly anticipated a 25 basis point rate hike as a result of unexpected economic strength. The decision to raise the federal funds rate by 25 basis points on June 30, 1999 therefore, came as no surprise and markets rallied when the Fed announced that it had now switched to a neutral bias in monetary policy.

The focus in the U.S. stock market has now switched from the earnings front to the future direction of interest rates. The early second quarter earnings reports project a healthy growth in corporate profits from the prior year. With the stock market now trading well above Dow Jones Industrial Average ("DJIA") 10,000 and at unprecedented valuation levels, any further increase in interest rates could trigger a compression in the Price/Earnings multiple for the market.

The Portfolio is designed to provide reliable exposure to the large cap segment of the U.S. market through a broadly diversified portfolio structure. The Portfolio matches the composition of the S&P 500 index and owns the constituent index stocks at the appropriate index weight. The Portfolio, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio ("Portfolio") seeks long-term capital growth and income. The Portfolio invests in income-producing equity securities including companies with consistent dividend-paying histories, the capacity to raise dividends in the future and the potential for capital appreciation. For the six months ended June 30, 1999, the Portfolio had a return of 9.38% versus the total return of 11.43% for Lipper peer group average for the same period. Past performance is not indicative of future results. (Lipper is a major independent fund-tracking organization.)

Last year's strong performance continued into this one, as stock investors enjoyed substantial returns over the past six months. Although large capitalization stocks were once again the best performers, smaller stocks also provided decent returns. Stocks reacted positively to evidence of a worldwide recovery. U.S. multinationals reported stronger sales overseas, particularly in Southeast Asia. The bond market's perception of this news was less favorable, as most bond prices slipped. Partly in response to this stronger growth, the Fed raised interest rates by 25 basis points in June.

The Portfolio is widely diversified, and participates in most of the major stock market sectors. Due to the strategy of emphasizing stocks that pay dividends, the Portfolio is somewhat underweighted in the technology sector. This underweight penalized relative performance, however, as technology stocks performed strongly over the last six months.

The manager has structured the Portfolio as a fully invested fund. As a result, the cash portion (or short-term investments), if any, is only a very small percentage of assets. Under most market conditions, the manager intends to continue his substantial commitment to equities, with a minimal cash component.

Over the last six months, the manager has upped the number of individual security holdings, increasing the Portfolio's diversification even further and changing some of its top holdings. To implement this increased diversification, the manager has traded more actively than usual over the last six months.

One way to look at the changes in the Portfolio is to examine the largest holdings. International Business Machines and Intel, now among the top ten, were not in the Portfolio six months ago. The manager purchased shares to increase his exposure to the technology sector. Conversely, Nordstrom had been the seventh largest stock in the fund. He sold out the position, as he thought valuation was out of line with the retailer's growth prospects. Three names that moved into the top ten were Ericsson, Automatic Data Processing and Mobil. All of these companies were in the Portfolio previously. They rose to the top ten due to the manager trimming other, larger positions that then became relatively smaller. The remaining top five companies were among the top stocks previously:
General Electric, Ameritech, Hewlett-Packard, Merck and Johnson & Johnson.

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

According to the manager, stock market returns for the remainder of 1999 should depend greatly on the actions of the Fed which increased interest rates in June. The markets reacted with relief when there were indications that this would not be the first of many increases. If, however, the Fed were to increase rates further, the stock market would be vulnerable to a correction. This is not the manager's expectation, as he believes low inflation will deter Fed increases. Given the relatively conservative posturing of the Portfolio, he would expect better performance than many other equity funds if markets do turn more volatile.

EMERGING GROWTH PORTFOLIO

The Emerging Growth Portfolio ("Portfolio") seeks capital appreciation by investing at least 65% of its total assets in the common stocks of small- and medium-sized foreign companies and domestic companies. The Portfolio focuses on companies that are in the early stages of their life cycles and have the potential to become major enterprises. The Portfolio posted a total return of 21.12% for the six months ended June 30, 1999, compared to the Lipper, Inc. peer group average which had a total return of a negative 15.01% for the same period. (Past performance is not indicative of future results.)

During the reporting period, the investment team looked for stocks with rising earnings expectations and inexpensive valuations, and invested in those companies they believed had the potential to outperform earnings expectations. Conversely, the managers sold stocks if their underlying companies' earnings estimates were declining or valuations became expensive. They consistently manage the Portfolio from the "bottom up," meaning that they evaluate each company individually before deciding to invest. As the reporting period went on, it became more difficult to identify stocks that met their investment criteria.

The managers are anticipating continued market volatility. Concerns about interest rates will make for an interesting summer, and questions about the year 2000 problem should be a factor in people's investment decisions -- although to what extent is uncertain. They do think that companies' spending on the year 2000 problem may lead to a slowdown in the software industry, because companies may be delaying their purchases of new software until after the new year. Also, they continue to adjust to a new "day trading" stock market culture, which has led to a new standard of volatility.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio ("Portfolio") seeks total return from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified blend of equity securities of established non-U.S. issuers. For the six months ended June 30, 1999, the International Equity Portfolio posted a total return of 9.12% compared to the MSCI EAFE Index which posted 3.97% for the same period. (The MSCI EAFE Index consists of the equity total returns for Europe, Australia, New Zealand and the Far East. Past performance is not indicative of future results.)

While investors fretted about rising U.S. and Japanese bond yields, economic data showed that many Asian countries have begun their recoveries from the steep recessions of the past two years. Japanese measures to stimulate the depressed economy, through fiscal spending and low interest rates appear to at least temporarily have restored growth, though the sustainability of that growth without continued government action is in doubt. More importantly, ailing Japanese financial institutions have been allowed to fail. In recent months, major Japanese multinational manufacturers have announced strategies to cut costs and boost chronically low returns on investment.

Performance of the European markets, for dollar-based investors, lagged during the first half of this year, primarily due to weakness of the new Euro currency versus the dollar. The Euro declined, partially due to the policies of the now-departed leftist Finance Minister of Germany, partially due to widening yield spreads in the U.S., and partially due to the Balkans military conflict. While the introduction of the Euro is off to a lackluster beginning, there is little doubt that the unification of Europe is causing a mergers and acquisition boom with nearly $500 billion of transactions.

In the view of the investment team, the outlook for corporations in Europe remains bright despite the lackluster first half returns. Company managements are restructuring and reengineering corporate structures, boosting return on capital employed and paying more than lip service to the interests of minority shareholders. The European economies are strengthening, improving the outlook for earnings. Historically low European interest rates have forced individual and institutional investors to address their long-neglected home equity markets in the search for adequate investment returns.

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

During the past six months significant changes were made to the Portfolio. Securities sold during the past six months include Pan American Beverages, Wolford, Iona Technologies, INA, Getronics, Banco Popular, Novartis, Coca-Cola Beverages, and Sema Group. In every instance, the sale was based on either deteriorating fundamentals or the need for resources to finance our new purchases. Those new positions include: Toronto Dominion Bank, one of Canada's major financial services institutions, Telewest Communications, a leader in the delivery of broadband communications services in the United Kingdom, Softbank, the Japanese trend-setting developer of Internet services and alliances, Singapore Press Holdings, the dominant newspaper published in Singapore with growing electronic media interests, and Venture Manufacturing, the Singapore-based electronics contract manufacturer.

As a result of divergent regional market performances and security selection, the geographic composition of the Portfolio has changed markedly since the beginning of the year. The European portion has declined from 80% to 64% while the Pacific component has increased from 18% to 30%. Assets in Canada and Latin America comprise the balance.

In closing, we thank you for your investment in the Greenwich Street Series
Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

August 4, 1999

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 6/30/99 (UNAUDITED)

      AVERAGE ANNUAL TOTAL RETURNS
      ----------------------------
Six Months Ended 6/30/99+           0.45%
Year Ended 6/30/99                  3.01%
Five Years Ended 6/30/99            8.43%
10/16/91* through 6/30/99           6.96%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 6/30/99          67.96%

* Commencement of operations
+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.


The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Diversified Strategic Income
Portfolio on October 16, 1991
(commencement of operations)
through June 30, 1999 with that
of a similar investment in the
Lehman Brothers Aggregate Bond
Index. Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. Figures
for the Lehman Brothers
Aggregate Bond Index, an
unmanaged index, are composed of
the Lehman Intermediate
Government/Corporate Bond Index
and the Mortgage-Backed
Securities Index and includes
treasury issues, agency issues,
corporate bond issues and
mortgage-backed securities.

                                                                DIVERSIFIED STRATEGIC INCOME      LEHMAN BROTHERS AGGREGATE BOND
                                                                         PORTFOLIO                            INDEX
                                                                ----------------------------      ------------------------------
'10/16/91'                                                                 10000                              10000
'12/91'                                                                    10140                              10507
'12/92'                                                                    10284                              11285
'12/93'                                                                    11576                              12386
'12/94'                                                                    11251                              12024
'12/95'                                                                    13071                              14246
'12/96'                                                                    14530                              14944
'12/97'                                                                    15713                              16385
'12/98'                                                                    16720                              17809
'6/30/99'                                                                  16796                              17565

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INCOME PORTFOLIO AS OF 6/30/99 (UNAUDITED)

       AVERAGE ANNUAL TOTAL RETURNS
      -----------------------------
Six Months Ended 6/30/99+           2.75%
Year Ended 6/30/99                 10.87%
Five Years Ended 6/30/99           16.15%
10/16/91* through 6/30/99          11.76%

        CUMULATIVE TOTAL RETURN
        ------------------------
10/16/91* through 6/30/99         135.72%

* Commencement of operations
+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Equity Income Portfolio on
October 16, 1991 (commencement of
operations) through June 30, 1999
with that of a similar investment
in the Variable Annuity Lipper
Equity Income Funds Peer Group
Average and Standard & Poor's 500
Index. Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The
Standard & Poor's 500 Index is an
unmanaged index composed of 500
widely held common stocks listed
on the New York Stock Exchange,
American Stock Exchange and
over-the-counter market.

The Variable Annuity Lipper
Equity Income Funds Peer Group
Average is composed of 448 equity
income funds as of June 30, 1999
which underlie variable
annuities.



                                                               VARIABLE ANNUITY LIPPER EQUITY
                                   EQUITY INCOME PORTFOLIO    INCOME FUNDS PEER GROUP AVERAGE      STANDARD & POOR'S 500 INDEX
                                   -----------------------    -------------------------------      ---------------------------
'10/16/91'                                10000                           10000.00                           10000.00
'12/91'                                   10200                           10559.00                           10838.00
'12/92'                                   11397                           11782.00                           11668.00
'12/93'                                   12583                           13758.00                           12844.00
'12/94'                                   11308                           14094.00                           13012.00
'12/95'                                   14979                           16510.00                           17898.00
'12/96'                                   15876                           18034.00                           19988.00
'12/97'                                   19610                           23075.00                           26656.00
'12/98'                                   22941                           25781.00                           34316.00
'6/30/99'                                 23572                           28109.00                           38522.00

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO (CLASS I SHARES) AS OF 6/30/99 (UNAUDITED)

       AVERAGE ANNUAL TOTAL RETURNS
       ----------------------------
Six Months Ended 6/30/99+          12.13%
Year Ended 6/30/99                 22.68%
Five Years Ended 6/30/99           26.93%
10/16/91* through 6/30/99          19.34%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 6/30/99         290.73%

* Commencement of operations
+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.


The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Equity Index Portfolio (Class
I shares) on October 16, 1991
(commencement of operations)
through June 30, 1999 with that
of a similar investment in the
Standard & Poor's 500 Index.
Index information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Standard & Poor's 500
Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and
over-the-counter market.

                                                                   EQUITY INDEX PORTFOLIO          STANDARD & POOR'S 500 INDEX
                                                                   ----------------------          ---------------------------
'10/16/91'                                                                10000.00                           10000.00
'12/91'                                                                   10620.00                           10838.00
'12/92'                                                                   11335.00                           11668.00
'12/93'                                                                   12316.00                           12844.00
'12/94'                                                                   12421.00                           13012.00
'12/95'                                                                   16870.00                           17898.00
'12/96'                                                                   20526.00                           19988.00
'12/97'                                                                   27127.00                           26656.00
'12/98'                                                                   34823.00                           34279.00
'6/30/99'                                                                 39073.00                           38522.00

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- GROWTH AND INCOME PORTFOLIO AS OF 6/30/99 (UNAUDITED)


        AVERAGE ANNUAL TOTAL RETURNS
        ----------------------------
Six Months Ended 6/30/99+           9.38%
Year Ended 6/30/99                 10.58%
Five Years Ended 6/30/99           18.99%
10/16/91* through 6/30/99          13.92%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 6/30/99         173.15%

* Commencement of operations
+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.


The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Growth and Income Portfolio on
October 16, 1991 (commencement of
operations) through June 30,
1999, with that of a similar
investment in the Variable
Annuity Lipper Growth & Income
Funds Peer Group Average and
Standard & Poor's 500 Index.
Index information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Standard & Poor's 500
Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and
over-the-counter market.

The Variable Annuity Lipper
Growth & Income Funds Peer Group
Average is composed of 1,149
growth and income funds as of
June 30, 1999 which underlie
variable annuities.


                                                                             VARIABLE ANNUITY LIPPER          S&P 500 INDEX
                                                    GROWTH AND INCOME         GROWTH & INCOME FUNDS           -------------
                                                        PORTFOLIO                  PEER GROUP
                                                    -----------------        -----------------------
'10/16/91'                                              10000.00                    10000.00                    10000.00
'12/91'                                                 10140.00                    10746.00                    10838.00
'12/92'                                                 10996.00                    11551.00                    11668.00
'12/93'                                                 11995.00                    12802.00                    12844.00
'12/94'                                                 11611.00                    12646.00                    13012.00
'12/95'                                                 15152.00                    16514.00                    17898.00
'12/96'                                                 18157.00                    18211.00                    19988.00
'12/97'                                                 22321.00                    22950.00                    26656.00
'12/98'                                                 24972.00                    26590.00                    34316.00
'6/30/99'                                               27315.00                    29629.00                    38522.00

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EMERGING GROWTH PORTFOLIO AS OF 6/30/99  (UNAUDITED)

      AVERAGE ANNUAL TOTAL RETURNS
      ----------------------------
Six Months Ended 6/30/99+          21.12%
Year Ended 6/30/99                 36.09%
Five Years Ended 6/30/99           28.84%
12/3/93* through 6/30/99           23.63%

         CUMULATIVE TOTAL RETURN
         -----------------------
12/3/93* through 6/30/99          226.33%

* Commencement of operations
+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.


The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Emerging Growth Portfolio on
December 3, 1993 (commencement of
operations) through June 30, 1999
with that of a similar investment
in the NASDAQ Composite Index.
Index information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The NASDAQ Composite Index
is a market capitalization
price-only index that tracks the
performance of domestic common
stocks traded on the regular
NASDAQ market as well as foreign
common stocks and ADRs traded on
the National Market System.

                                                                 EMERGING GROWTH PORTFOLIO            NASDAQ COMPOSITE INDEX
                                                                 -------------------------            ----------------------
12/3/93                                                                    10000                              10000
12/93                                                                      10410                              10297
12/94                                                                       9631                               9968
12/95                                                                      13762                              13947
12/96                                                                      16215                              17115
12/97                                                                      19646                              20819
12/98                                                                      26943                              29071
6/30/99                                                                    32633                              35612

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERNATIONAL EQUITY PORTFOLIO AS OF 6/30/99 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------
Six Months Ended 6/30/99+           9.12%
Year Ended 6/30/99                  9.12%
Five Years Ended 6/30/99           10.70%
12/3/93* through 6/30/99            8.09%

         CUMULATIVE TOTAL RETURN
         -----------------------
12/3/93* through 6/30/99           54.27%

* Commencement of operations
+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.


The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in International Equity Portfolio
on December 3, 1993 (commencement
of operations) through June 30,
1999 with that of a similar
investment in the Morgan Stanley
EAFE Index. Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The
Morgan Stanley EAFE Index is a
composite index consisting of
equity total returns for the
countries of Europe, Australia,
New Zealand and countries in the
Far East, weighted based on each
country's gross domestic product.


                                                               SYMPHONY INTERNATIONAL EQUITY
                                                                         PORTFOLIO                  MORGAN STANLEY EAFE INDEX
                                                               -----------------------------        -------------------------
12/3/93                                                                   10000.00                           10000.00
12/93                                                                     10050.00                           10724.00
12/94                                                                      9210.00                           10850.00
12/95                                                                     10020.00                           12103.00
12/96                                                                     12163.00                           12873.00
12/97                                                                     11897.00                           13120.00
12/98                                                                     14138.00                           15744.00
6/30/99                                                                   15427.00                           16369.00

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1999

                             MONEY MARKET PORTFOLIO

  FACE                                                                        ANNUALIZED
 AMOUNT                               SECURITY                                  YIELD           VALUE
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 78.3%
$175,000    ABN AMRO Bank matures 9/2/99................................        5.00%         $  173,488
 200,000    Ameritech Corp. matures 7/7/99..............................         5.41            199,820
 150,000    Bell Atlantic Financial Services matures 7/8/99.............         5.11            149,851
 100,000    Chase Manhattan Bank Corp. matures 7/12/99..................         4.90             99,853
 200,000    DaimlerChrysler N.A. Holdings matures 9/14/99...............         5.13            197,890
 200,000    Dresdner Bank matures 8/11/99...............................         5.25            198,811
 200,000    General Electric Capital Corp. mature 7/14/99 to 7/15/99....     4.90 to 4.99        199,635
 176,000    General Motors Acceptance Corp. matures 7/22/99.............         4.88            175,503
 200,000    Generale Bank matures 7/12/99...............................         4.88            199,705
 200,000    Goldman, Sachs & Co. matures 7/8/99.........................         4.99            199,806
 150,000    GTE Funding matures 7/7/99..................................         4.96            149,877
 200,000    Harris Bank matures 9/23/99.................................         5.17            200,000
 200,000    IBM Credit Corp. matures 7/15/99............................         5.00            199,613
 200,000    International Lease Finance matures 7/12/99.................         4.99            199,696
 100,000    J.P. Morgan & Co. matures 7/12/99...........................         4.97             99,852
 200,000    Nestle Capital Corp. matures 7/1/99.........................         5.23            200,000
 200,000    Oesterreichische Kontrollbank matures 8/2/99................         5.04            199,109
 200,000    Sara Lee Corp. matures 7/1/99...............................         4.91            200,000
 200,000    Shell Oil matures 7/15/99...................................         4.97            199,615
 100,000    Transamerica Finance Corp. matures 7/20/99..................         4.88             99,744
 100,000    Union Bank of Switzerland matures 12/14/99..................         5.27             97,635
 200,000    USAA Capital Corp. matures 7/7/99...........................         4.88            199,838
--------------------------------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER   (Cost -- $3,839,341)...............                       3,839,341
--------------------------------------------------------------------------------------------------------
TIME DEPOSITS --  20.4%
 200,000    Bank Austriengesellschaft matures 7/1/99....................         5.63            200,000
 200,000    Bank of Nova Scotia matures 7/6/99..........................         4.88            200,000
 200,000    Paribas SA matures 7/1/99...................................         5.75            200,000
 200,000    Republic National Bank of New York matures 7/1/99...........         5.75            200,000
 200,000    Westdeutsche Landesbank matures 7/6/99......................         4.89            200,000
--------------------------------------------------------------------------------------------------------
            TOTAL TIME DEPOSIT   (Cost -- $1,000,000)...................                       1,000,000
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT --  1.3%
  63,000    Morgan Stanley Dean Witter & Co., 4.80% due 7/1/99; Proceeds
            at maturity -- $63,008; (Fully collateralized by U.S.
            Treasury Notes, 6.25% to 7.25% due 7/31/99 to 8/15/25;
            Market (value -- $64,268) (Cost -- $63,000).................                          63,000
--------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%   (Cost -- $4,902,341*)...........                      $4,902,341
--------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (UNAUDITED) (CONTINUED)                 JUNE 30, 1999

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 47.7%
$ 1,660,000    Federal Home Loan Bank, zero coupon to yield 7.297% due
               3/16/23.....................................................    $   295,248
    124,207    Federal Home Loan Mortgage Corp., 9.000% due 1/1/20 through
               2/1/20#.....................................................        131,698
     35,880    Federal Home Loan Mortgage Corp., 7.500% due 1/1/23.........         36,844
    396,180    Federal Home Loan Mortgage Corp., 7.000% due 7/1/24 through
               9/1/24......................................................        394,013
    413,986    Federal National Mortgage Association 7 Year Balloon, 6.000%
               due 4/1/05..................................................        402,858
  3,386,737    Federal National Mortgage Association, 6.000% due 10/1/12
               through 9/1/13#.............................................      3,278,785
      5,328    Federal National Mortgage Association, 6.000% due 3/1/28#...          5,024
    105,196    Federal National Mortgage Association, 6.500% due 9/1/28....        101,941
 10,500,000    Federal National Mortgage Association, 7.500% due 12/1/29
               @...........................................................     10,634,531
     94,318    Government National Mortgage Association, 8.000% due 5/15/17
               through 5/15/21.............................................         97,059
    819,508    Government National Mortgage Association, 9.000% due
               11/15/16 through 8/15/24....................................        870,465
  2,845,793    Government National Mortgage Association, 7.500% due 2/15/24
               through 12/15/28#...........................................      2,883,130
  3,835,000    Government National Mortgage Association, 7.500% due
               12/15/28 @..................................................      3,882,938
  3,055,000    Government National Mortgage Association, 7.000% due
               2/22/29#@...................................................      3,024,450
    231,374    Government National Mortgage Association, 6.000% due 3/15/29
               through 4/15/29#............................................        217,418
 13,841,115    Government National Mortgage Association, 7.000% due 9/15/23
               through 6/15/29.............................................     13,711,285
  4,820,000    US Treasury Principal Strip, zero coupon to yield 6.364% due
               11/15/09....................................................      2,555,998
------------------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT SECTOR (Cost -- $42,850,624)..........     42,523,685
------------------------------------------------------------------------------------------

   FACE
  AMOUNT       RATING(a)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
HIGH YIELD SECTOR -- 31.1%
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 30.3%
--------------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.4%
    145,000      B1*         BE Aerospace, 9.500% due 11/1/08............................        146,813
    200,000      B-          Fairchild Corp., 10.750% due 4/15/09 (b)....................        197,000
--------------------------------------------------------------------------------------------------------
                                                                                                 343,813
--------------------------------------------------------------------------------------------------------
AIRLINES -- 0.4%
    200,000      BB-         Continental Airlines, 8.000% due 12/15/05++.................        190,000
    200,000      B-          Dunlop Standard Aero Holding, 11.875% due 5/15/09 (b)++.....        201,000
--------------------------------------------------------------------------------------------------------
                                                                                                 391,000
--------------------------------------------------------------------------------------------------------
AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING -- 0.7%
    100,000      NR          Advance Stores Co., Inc., 10.250% due 4/15/08 (b)...........         96,250
    120,000      BB-         Avis Rent A Car Inc., 11.000% due 5/1/09 (b)................        120,450
    105,000      B           Collins & Aikman Products, 11.500% due 4/15/06..............        107,100
    135,000      B           Dura Operating Corp., 9.000% due 5/1/09 (b).................        130,275
    145,000      B1*         Exide Corp., 10.000% due 4/15/05++..........................        144,638
--------------------------------------------------------------------------------------------------------
                                                                                                 598,713
--------------------------------------------------------------------------------------------------------
BROADCASTING-TV, CABLE AND RADIO -- 2.8%
     90,000      B-          Capstar Broadcasting, step bond to yield 11.002% due
                             2/1/09......................................................         75,600
     10,000      BB-         Century Communications, 8.750% due 10/1/07..................          9,925
                             Charter Communications Holdings LLC:
     95,000      B+          Step bond to yield 9.920% due 4/1/11 (b)....................         59,138
     40,000      B+          8.625% due 4/1/09 (b).......................................         38,500
    210,000      B-          Citadel Broadcasting, 9.250% due 11/15/08...................        216,825

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (UNAUDITED) (CONTINUED)                 JUNE 30, 1999

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(a)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
BROADCASTING-TV, CABLE AND RADIO -- 2.8% (CONTINUED)
$   200,000      BB-         CSC Holdings, 10.500% due 5/15/16...........................    $   226,000
    205,000      B           Echostar DBS Corp., 9.375% due 2/1/09 (b)...................        209,613
                             Rogers Cablesystems Ltd.:
    450,000      BB+         10.000% due 12/1/07.........................................        486,000
    165,000      BB-         11.000% due 12/1/15.........................................        189,750
    360,000      NR          Spectrasite Holdings Inc., step bond to yield 11.250% due
                             4/15/09 (b)++...............................................        205,200
    225,000      B+          Telewest Communications PLC, 11.250% due 11/1/08............        256,500
    100,000      B+          TV Azteca, 10.500% due 2/15/07..............................         74,250
    720,000      B           United International Holdings, step bond to yield 11.869%
                             due 2/15/08.................................................        478,800
--------------------------------------------------------------------------------------------------------
                                                                                               2,526,101
--------------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 3.1%
    275,000      B           Ainsworth Lumber, 12.500% due 7/15/07.......................        306,625
    190,000      B           Amatek Industries, 12.000% due 2/15/08 (b)..................        181,450
     75,000      B-          American Plumbing & Mechanical, 11.625% due 10/15/08 (b)....         72,375
    200,000      B           Atrium Cos. Inc., 10.500% due 5/1/09 (b)....................        197,000
    235,000      BB          Building Materials Corp., 8.000% due 12/1/08................        220,313
    150,000      B           Columbus McKinnon Corp., 8.500% due 4/1/08..................        146,250
    140,000      Ba1*        D.R. Horton Inc., 8.000% due 2/1/09.........................        132,300
    340,000      B           Group Maintenance America Corp., 9.750% due 1/15/09 (b)++...        336,600
    170,000      NR          Integrated Electrical Services, 9.375% due 2/1/09 (b).......        167,450
    100,000      B           NCI Building Systems Inc., 9.250% due 5/1/09 (b)............        100,000
                             Nortek Inc.:
    265,000      B+          9.125% due 9/1/07...........................................        264,338
     85,000      B+          8.875% due 8/1/08 (b).......................................         87,338
    210,000      B-          Oglebay Norton Co., 10.000% due 2/1/09......................        202,650
    380,000      BB-         US Home Corp., 8.875% due 2/15/09...........................        361,000
--------------------------------------------------------------------------------------------------------
                                                                                               2,775,689
--------------------------------------------------------------------------------------------------------
CELLULAR AND OTHER WIRELESS -- 0.8%
    100,000      CCC+        Centennial Cellular, 10.750% due 12/15/08 (b)...............        103,500
     50,000      B-          Microcell Telecommunications, step bond to yield 11.945% due
                             6/1/09......................................................         28,375
     50,000      B-          Millicom International Cellular, step bond to yield 11.769%
                             due 6/1/06..................................................         37,000
    180,000      B-          Nextel Communications, step bond to yield 10.492% due
                             2/15/08++...................................................        124,650
    150,000      BB-         Orange PLC, 9.000% due 6/1/09 (b)...........................        150,375
     70,000      B3*         Telecorp PCS Inc., step bond to yield 12.626% due 4/15/09...         39,200
                             Telesystems International:
     15,000      CCC+        Series B, step bond to yield 12.785% due 6/30/07............          7,950
    300,000      CCC+        Series C, step bond to yield 11.066% due 11/1/07............        135,000
    200,000      B3*         Triton PCS Inc., step bond to yield 11.504% due 5/1/08......        129,500
--------------------------------------------------------------------------------------------------------
                                                                                                 755,550
--------------------------------------------------------------------------------------------------------
CHEMICALS -- 0.7%
    110,000      NR          Huntsman Corp., 9.500% due 7/1/07 (b).......................        105,600
     75,000      B+          Huntsman ICI Chemicals, 10.125% due 7/1/09 (b)..............         75,375
    125,000      B-          Key Plastics Inc., Series B, 10.250% due 3/15/07............        122,500
                             Lyondell Chemical:
    170,000      BB          9.625% due 5/1/07 (b).......................................        174,675

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (UNAUDITED) (CONTINUED)                 JUNE 30, 1999

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(a)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
CHEMICALS -- 0.7% (CONTINUED)
$   115,000      BB          9.875% due 5/1/07 (b).......................................    $   117,300
--------------------------------------------------------------------------------------------------------
                                                                                                 595,450
--------------------------------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 0.9%
    390,000      B           AEI Resources Inc., 10.500% due 12/15/05 (b)................        382,200
    104,000      B-          Alvey Systems Inc., 11.375% due 1/31/03.....................        104,780
    150,000      B+          Park-Ohio Industries, 9.250% due 12/1/07....................        148,875
    140,000      B-          Tekni-Plex Inc., 11.250% due 4/1/07.........................        148,750
--------------------------------------------------------------------------------------------------------
                                                                                                 784,605
--------------------------------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE SERVICES -- 0.4%
    100,000      BB-         Cia Latino Americana, 11.625% due 6/1/04 (b)................         59,500
     35,000      B           Consolidated Container Co., 10.125% due 7/15/09 (b).........         35,350
    165,000      B+          IT Group Inc., 11.250% due 4/1/09 (b).......................        158,813
    120,000      BB-         United Rentals Inc., 9.250% due 1/15/09.....................        119,400
--------------------------------------------------------------------------------------------------------
                                                                                                 373,063
--------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.9%
                             AES Corp.:
    280,000      B+          10.250% due 7/15/06.........................................        287,000
    270,000      Ba1*        9.500% due 6/1/09...........................................        278,100
    200,000      BB          Calpine Corp., 10.500% due 5/15/06..........................        216,000
--------------------------------------------------------------------------------------------------------
                                                                                                 781,100
--------------------------------------------------------------------------------------------------------
ELECTRONICS/COMPUTERS -- 1.8%
    375,000      BB-         Polaroid Corp., 11.500% due 2/15/06++.......................        393,750
                             PSInet Inc.:
    100,000      B-          10.000% due 2/15/05.........................................        100,250
    200,000      B-          11.500% due 11/1/08.........................................        210,000
     90,000      B+          URS Corp., 12.250% due 5/1/09 (b)...........................         90,225
                             Unisys Corp.:
     65,000      BB-         Sr. Notes, 12.000% due 4/15/03..............................         71,013
    200,000      BB-         11.750% due 10/15/04........................................        223,500
                             Verio Inc.:
    115,000      B-          10.375% due 4/1/05++........................................        116,437
    185,000      B-          11.250% due 12/1/08.........................................        194,250
    250,000      B-          ViaSystems Inc., 9.750% due 6/1/07..........................        219,375
--------------------------------------------------------------------------------------------------------
                                                                                               1,618,800
--------------------------------------------------------------------------------------------------------
FINANCE COMPANIES/CONSUMER CREDIT -- 1.7%
                             Amresco Inc.:
     50,000      CCC+        10.000% due 3/15/04.........................................         41,500
     85,000      CCC+        9.875% due 3/15/05..........................................         69,063
     90,000      BB          Caithness Coso Fund Corp., 9.05% due 12/15/09 (b)...........         88,425
    285,000      BB+         Dr. Structured Finance, 8.375% due 8/15/15..................        279,753
     75,000      BB+         Ocwen Asset Investment, 11.500% due 7/1/05..................         65,625
    100,000      B-          Ocwen Capital Trust I, 10.875% due 8/1/27...................         78,500
    250,000      B-          Outsourcing Solutions, 11.000% due 11/1/06++................        245,000
    300,000      BB-         RBF Finance Co., 11.375% due 3/15/09 (b)....................        310,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (UNAUDITED) (CONTINUED)                 JUNE 30, 1999

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(a)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
FINANCE COMPANIES/CONSUMER CREDIT -- 1.7% (CONTINUED)
$   135,000      B           Stone Container, 11.500% due 8/15/06 (b)....................    $   145,800
    180,000      BB+         Tembec Finance Corp., 9.875% due 9/30/05....................        187,200
--------------------------------------------------------------------------------------------------------
                                                                                               1,511,366
--------------------------------------------------------------------------------------------------------
FOOD/BEVERAGE -- 1.6%
    100,000      B-          B&G Foods Inc., 9.625% due 8/1/07...........................         94,000
    650,000      B-          Carrols Corp., 9.500% due 12/1/08...........................        622,375
    105,000      B+          Chiquita Brands International Inc., 10.000% due 6/15/09.....        105,263
    200,000      B           Imperial Holly, 9.750% due 12/15/07.........................        198,000
     40,000      B           SC International Services, 9.250% due 9/1/07................         40,900
    425,000      B-          Triarc Consumer & Beverage, 10.250% due 2/15/09 (b).........        411,188
--------------------------------------------------------------------------------------------------------
                                                                                               1,471,726
--------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS/HOSPITAL SUPPLIES -- 0.4%
     35,000      B-          Fisher Scientific International, 9.000% due 2/1/08..........         33,250
     60,000      B+          Fresenius Medical Cap Trust, 7.875% due 2/1/08..............         55,800
     70,000      B-          Hanger Orthopedic Group, 11.250% due 6/15/09 (b)............         70,875
    210,000      BB          ICN Pharmaceuticals Inc., 9.250% due 8/15/05................        211,050
--------------------------------------------------------------------------------------------------------
                                                                                                 370,975
--------------------------------------------------------------------------------------------------------
HOTEL/GAMING -- 2.6%
    300,000      B-          Courtyard By Marriott, 10.750% due 2/1/08...................        306,750
    125,000      BB+         Harrahs Operating Co. Inc., 7.875% due 12/15/05.............        121,250
    365,000      B           Harvey Casinos Resorts, 10.625% due 6/1/06..................        377,775
                             HMH Properties Inc.:
    150,000      BB          7.875% due 8/1/08...........................................        138,000
    200,000      BB          8.450% due 12/1/08++........................................        190,000
    115,000      B           Hollywood Park Inc., 9.250% due 2/15/07.....................        113,850
    115,000      B+          Horseshoe Gaming Holdings, 8.625% due 5/15/09 (b)...........        111,550
    380,000      BB+         International Game Technology, 7.875% due 5/15/04 (b).......        373,350
    180,000      B           Isle of Capri Casinos, 8.750% due 4/15/09 (b)...............        169,200
                             Station Casinos Inc.:
     95,000      B+          10.125% due 3/15/06.........................................         98,562
    315,000      B+          8.875% due 12/1/08..........................................        308,700
--------------------------------------------------------------------------------------------------------
                                                                                               2,308,987
--------------------------------------------------------------------------------------------------------
INSURANCE COMPANIES -- 0.3%
    125,000      BB+         SIG Capital Trust I, 9.500% due 8/15/27.....................         93,750
    200,000      B           Veritas Capital Trust, 10.000% due 1/2/28...................        160,000
--------------------------------------------------------------------------------------------------------
                                                                                                 253,750
--------------------------------------------------------------------------------------------------------
LEISURE/AMUSEMENT/MOTION PICTURES -- 0.4%
    250,000      B           Regal Cinemas, 9.500% due 6/1/08............................        234,375
    150,000      B-          SFX Entertainment, 9.125% due 2/1/08........................        147,000
--------------------------------------------------------------------------------------------------------
                                                                                                 381,375
--------------------------------------------------------------------------------------------------------
METALS/MINING -- 1.0%
    125,000      B-          Haynes International Inc., 11.625% due 9/1/04...............        118,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (UNAUDITED) (CONTINUED)                 JUNE 30, 1999

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(a)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
METALS/MINING -- 1.0% (CONTINUED)
                             Kaiser Aluminum & Chemical:
$    50,000      B3*         12.750% due 2/1/03..........................................    $    50,750
     75,000      B1*         10.875% due 10/15/06........................................         78,375
    195,000      Ba3*        National Steel Corp., 9.875% due 3/1/09.....................        198,413
    125,000      B+          Russel Metals Inc., 10.000% due 6/1/09......................        125,625
     35,000      B+          WCI Steel Inc., 10.000% due 12/1/04.........................         35,700
    315,000      B           WHX Corp., 10.500% due 4/15/05..............................        299,250
--------------------------------------------------------------------------------------------------------
                                                                                                 906,238
--------------------------------------------------------------------------------------------------------
OIL/NATURAL GAS -- 2.0%
    105,000      B           Belco Oil & Gas Corp., 8.875% due 9/15/07...................        101,850
    200,000      B+          Clark USA, 10.875% due 12/1/05..............................        171,250
    200,000      B           Coda Energy Inc. (Belco Oil & Gas Corp.), 10.500% due
                             4/1/06......................................................        203,500
     50,000      BB-         Leviathan Gas & Pipeline Corp., 10.375% due 6/1/09 (b)......         51,500
    160,000      B           Nationsrent Inc., 10.375% due 12/15/08......................        158,800
     15,000      B+          Nuevo Energy Co., 9.500% due 4/15/06........................         14,925
    225,000      BB-         Ocean Energy, 10.375% due 10/15/05..........................        237,375
    210,000      B+          Parker Drilling Co., 9.750% due 11/15/06++..................        195,300
     95,000      BB          Pride International Inc., 10.000% due 6/1/09................         96,662
    340,000      NR          R&B Falcon Corp., 12.250% due 3/15/06 (b)...................        348,075
    150,000      B2*         Stone Energy Corp., 8.750% due 9/15/07......................        145,500
     35,000      B+          Vintage Petroleum, 9.750% due 6/30/09.......................         35,875
--------------------------------------------------------------------------------------------------------
                                                                                               1,760,612
--------------------------------------------------------------------------------------------------------
PACKAGING/CONTAINERS -- 0.5%
    155,000      B           AEP Industries Inc., 9.875% due 11/15/07....................        155,388
     50,000      B           Huntsman Packaging Corp., 9.125% due 10/1/07................         49,500
    220,000      B           Packaging Corp. of America, 9.625% due 4/1/09 (b)...........        222,200
--------------------------------------------------------------------------------------------------------
                                                                                                 427,088
--------------------------------------------------------------------------------------------------------
PAPER/FOREST PRODUCTS/PRINTING -- 1.3%
     40,000      B           Cadmus Communications Corp., 9.750% due 6/1/09 (b)..........         40,150
    120,000      B+          Garden State Newspapers, 8.625% due 7/1/11 (b)..............        112,800
    125,000      BB+         Malette Inc., 12.250% due 7/15/04...........................        132,969
    355,000      CCC+        Repap New Brunswick, 10.625% due 4/15/05++..................        284,888
                             Riverwood International:
    130,000      B-          10.625% due 8/1/07..........................................        133,250
    255,000      CCC+        10.875% due 4/1/08..........................................        247,988
    185,000      BB+         Tembec Industries Inc., 8.625% due 6/30/09..................        184,538
--------------------------------------------------------------------------------------------------------
                                                                                               1,136,583
--------------------------------------------------------------------------------------------------------
REAL ESTATE DEVELOPMENT/REITS -- 0.3%
                             Intrawest Corp.:
     40,000      B+          9.750% due 8/15/08..........................................         40,600
    125,000      B+          9.750% due 8/15/08 (b)......................................        126,875
    101,000      BB+         Trizec Finance Ltd., 10.875% due 10/15/05...................        110,090
--------------------------------------------------------------------------------------------------------
                                                                                                 277,565
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (UNAUDITED) (CONTINUED)                 JUNE 30, 1999

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(a)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
RETAIL -- 0.8%
$   115,000      B           Advantica Restaurant Group, 11.250% due 1/15/08.............    $   110,113
    315,000      B+          Ames Department Stores, 10.000% due 4/15/06 (b).............        308,700
     75,000      B           Falcon Products Inc., 11.375% due 6/15/09 (b)...............         75,375
    155,000      BB+         K-Mart Corp., 12.500% due 3/1/05............................        188,713
--------------------------------------------------------------------------------------------------------
                                                                                                 682,901
--------------------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 4.4%
                             Crown Castle International Corp.:
     70,000      B           Step bond to yield 10.876% due 5/15/11......................         40,950
    115,000      B           9.000% due 5/15/11..........................................        112,988
     95,000      NR          E.Spire Communications Inc., step bond to yield 10.547% due
                             7/1/08......................................................         35,150
                             Espirit Telecom:
    100,000      B-          11.500% due 12/15/07........................................        102,500
    100,000      B-          10.875% due 6/15/08.........................................        105,750
    300,000      NR          Facilicom International, 10.500% due 1/15/08................        232,500
     15,000      B           Fairchild Semiconductor, 10.125% due 3/15/07................         14,775
                             Hermes Europe Rail:
    100,000      B           11.500% due 8/15/07.........................................        105,000
    200,000      B           10.375% due 1/15/09++.......................................        203,000
                             Intermedia Communications:
     60,000      B           Step bond to yield 11.212% due 7/15/07......................         42,900
    115,000      B           9.500% due 3/1/09...........................................        111,550
     90,000      B3*         IXC Communications Inc., 9.000% due 4/15/08.................         85,950
    155,000      B-          KMC Telecom Holdings Inc., 13.500% due 5/15/09 (b)..........        155,194
    215,000      B           Level 3 Communications, step bond to yield 11.065% due
                             12/1/08++...................................................        132,763
    450,000      NR          Metromedia Fiber Network, 10.000% due 11/15/08 (b)..........        463,500
                             Metronet Communications:
     70,000      B           Step bond to yield 12.567% due 6/15/08......................         52,150
    200,000      B           12.000%, due 8/15/07........................................        230,500
    300,000      B           10.625% due 11/1/08 (b).....................................        337,500
                             NTL Communications Corp.:
    400,000      B-          Step bond to yield 12.375% due 10/1/08++....................        273,000
    150,000      B-          11.500% due 10/1/08.........................................        162,000
                             Nextlink Communications:
    220,000      B           Step bond to yield 12.066% due 6/1/09++.....................        128,700
    155,000      B           10.750% due 6/1/09++........................................        159,263
     55,000      B-          Primus Telecom Group, 11.750% due 8/1/04....................         55,825
    110,000      B-          Tele1 Europe BV, 13.000% due 5/15/09 (b)....................        114,675
    100,000      NR          Versatel Telecom BV, 13.250% due 5/15/08++..................        104,000
    355,000      B3*         Viatel Inc., 11.250% due 4/15/08............................        357,662
     75,000      CCC+        WAM! Net Inc., step bond to yield 13.250% due 3/1/05........         45,750
--------------------------------------------------------------------------------------------------------
                                                                                               3,965,495
--------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.1%
     45,000      B+          Stena Line AB, 10.625% due 6/1/08...........................         33,750
--------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES (Cost -- $27,290,336).......     27,032,295
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (UNAUDITED) (CONTINUED)                 JUNE 30, 1999

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

  SHARES                                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.1%
--------------------------------------------------------------------------------------------------------
CELLULAR AND OTHER WIRELESS -- 0.1%
      1,416                  Nextel Communications Inc. (c)
                             (Cost -- $54,086)...........................................    $    71,096
--------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
--------------------------------------------------------------------------------------------------------
BANKING -- 0.1%
      2,400                  California Federal Preferred Capital Corp., 9.1250% Series
                             A, Exchangeable.............................................         62,700
--------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS/HOSPITAL SUPPLIES --0.1%
    150,000                  Fresenius Medical Cap Trust, 9.000%.........................        148,500
--------------------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 0.2%
      1,750                  Dobson Communications, 13.000% (b)..........................        176,750
--------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCK (Cost -- $390,850)....................        387,950
--------------------------------------------------------------------------------------------------------
WARRANTS (c) -- 0.3%
--------------------------------------------------------------------------------------------------------
BROADCASTING-TV, CABLE, AND RADIO -- 0.0%
        150                  Australis Holdings, Expire 10/30/01 (b).....................              0
        450                  UIH Australia, Expire 5/15/06...............................            900
        750                  Wireless One Inc., Expire 10/19/00..........................            187
--------------------------------------------------------------------------------------------------------
                                                                                                   1,087
--------------------------------------------------------------------------------------------------------
CELLULAR AND OTHER WIRELESS -- 0.0%
        100                  Iridium World Communications, Expire 7/15/05................             10
--------------------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 0.3%
        400                  Allegiance Telecom Inc., Expire 2/3/08......................         16,400
        400                  COLT Telecom Group, Expire 12/31/06 (b).....................        232,000
        150                  RSL Communications Ltd., Expire 11/15/06....................          5,850
        125                  Splitrock Service, Expire 7/15/08...........................          8,750
        100                  Versatel Telecom, Expire 5/15/08 (b)........................          5,000
        225                  WAM! Net Inc., Expire 3/1/05................................          5,119
--------------------------------------------------------------------------------------------------------
                                                                                                 273,119
--------------------------------------------------------------------------------------------------------
                             TOTAL WARRANTS (Cost -- $6,155).............................        274,216
--------------------------------------------------------------------------------------------------------
                             TOTAL HIGH YIELD SECTOR (Cost -- $27,741,427)...............     27,765,557
--------------------------------------------------------------------------------------------------------

FACE
AMOUNT+                                                SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 13.2%
--------------------------------------------------------------------------------------------------------
BONDS -- 13.2%
--------------------------------------------------------------------------------------------------------
AUSTRALIA -- 0.9%
    400,000                  New South Wales Treasury Corp., 12.000% due 12/1/01.........        301,562
    700,000                  Queensland Treasury Corp., 8.000% due 5/14/03...............        494,549
--------------------------------------------------------------------------------------------------------
                                                                                                 796,111
--------------------------------------------------------------------------------------------------------
CANADA -- 0.8%
    650,000                  Government of Canada, 11.750% due 2/1/03....................        527,672

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (UNAUDITED) (CONTINUED)                 JUNE 30, 1999

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT+                                                SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
CANADA -- 0.8% (CONTINUED)
    300,000                  KFW International Finance, 9.500% due 5/13/02...............    $   221,336
--------------------------------------------------------------------------------------------------------
                                                                                                 749,008
--------------------------------------------------------------------------------------------------------
EUROPE -- 2.6%
    225,000                  Dolphin Telecom., step bond to yield 11.481% due 6/1/08.....        113,700
    500,000                  Kingdom of Spain, 6.000% due 1/31/08........................        562,935
    300,000                  Republic of Italy, 6.000% due 4/2/04........................        334,481
    500,000                  Republic of Portugal, 6.000% due 2/16/04....................        556,798
    500,000                  Societe Nationale Chemins De France, 9.375% due 3/12/01.....        563,605
    175,000                  Tele1 Europe BV, 13.000% due 5/15/09 (b) (d)................        187,696
--------------------------------------------------------------------------------------------------------
                                                                                               2,319,215
--------------------------------------------------------------------------------------------------------
GERMANY -- 0.2%
    175,000                  Esprit Telecom, 11.500% due 12/15/07........................         99,882
    100,000                  Texon International, 10.000% due 2/1/08++...................         47,189
--------------------------------------------------------------------------------------------------------
                                                                                                 147,071
--------------------------------------------------------------------------------------------------------
NEW ZEALAND -- 2.3%
  4,000,000                  New Zealand Government, 5.500% due 4/15/03..................      2,087,473
--------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 5.7%
    500,000                  European Investment Bank, 8.000% due 6/10/03................        841,030
    500,000                  Interamer Development Bank, 7.125% due 11/26/04.............        825,031
    170,000                  Telewest Communications PLC, step bond to yield 9.875% due
                             4/15/09 (b).................................................        179,539
  2,000,000                  United Kingdom Treasury, 8.000% due 12/7/00.................      3,279,003
--------------------------------------------------------------------------------------------------------
                                                                                               5,124,603
--------------------------------------------------------------------------------------------------------
UNITED STATES -- 0.7%
    300,000                  Argentina Discount, 6.000% due 3/31/23 (e)..................        211,500
    500,000                  United Mexican States Series B, 6.250% due 12/31/19.........        370,937
--------------------------------------------------------------------------------------------------------
                                                                                                 582,437
--------------------------------------------------------------------------------------------------------
                             TOTAL INTERNATIONAL SECTOR (Cost -- $12,305,091)............     11,805,918
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (UNAUDITED) (CONTINUED)                 JUNE 30, 1999

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT                                                 SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.0%
$ 7,110,000                  CIBC Oppenheimer Corp., 4.650% due 7/1/99;
                             Proceeds at maturity -- $7,110,918; (Fully collateralized by
                             U.S. Treasury Notes, 5.375% due 6/30/00;
                             Market value -- $7,253,372) (Cost -- $7,110,000)............    $ 7,110,000
--------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100% (Cost -- $90,007,142**)...........    $89,205,160
--------------------------------------------------------------------------------------------------------

 #  Security is segregated by Custodian for "to-be-announced" trades.
@  Security is traded on a "to-be-announced" basis.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c) Non-income producing security.
(d) Security issued with attached warrants.
(e) Variable rate security.
 ++  All or a portion of this security is on loan (See Note 15).
 +  Represents local currency.
**  Aggegate cost for Federal income tax purposes is substantially the same.

   See page 47 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                            EQUITY INCOME PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
COMMON STOCK -- 84.1%
------------------------------------------------------------------------------------
                                                                        GAS -- 11.1%
  18,000   Coastal Corp. ..............................................  $   720,000
  25,000   MCN Corp. ..................................................      518,750
  25,000   Sempra Energy...............................................      565,625
  15,000   Southwest Gas Corp. ........................................      429,375
  30,000   Williams Cos. Inc. .........................................    1,276,875
------------------------------------------------------------------------------------
                                                                           3,510,625
------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 15.4%
   3,750   AT&T Corp. .................................................      209,297
  10,000   Bell Atlantic...............................................      653,750
   4,800   Covad Communications Group (a)..............................      255,900
  13,500   MCI WorldCom, Inc. (a)......................................    1,164,375
  17,000   MediaOne Group, Inc. .......................................    1,264,375
   6,000   NEXTLINK Communications Inc., Class A Shares (a)............      446,250
  15,000   SBC Communications Inc. ....................................      870,000
------------------------------------------------------------------------------------
                                                                           4,863,947
------------------------------------------------------------------------------------
UTILITIES -- 57.6%
  10,000   American Electric Power Inc. ...............................      375,626
  25,000   BEC Energy..................................................    1,031,250
  25,000   Cinergy Corp. ..............................................      800,000
  25,000   CMS Energy Corp. ...........................................    1,046,875
  10,000   Consolidated Edison Co. of New York, Inc. ..................      452,500
  15,000   Consolidated Natural Gas Co. ...............................      911,250
  30,000   DQE Inc. ...................................................    1,203,750
  30,000   Edison International........................................      802,500
  27,000   El Paso Energy Corp.........................................      950,064
  20,000   Energen Corp. ..............................................      372,500
  10,000   Energy East Corp. ..........................................      260,000
  20,000   Firstenergy Corp. ..........................................      620,000
  12,000   FPL Group Inc. .............................................      655,500
  15,000   National Fuel Gas Co. ......................................      727,500
  15,000   New Century Energies Inc. ..................................      582,188
  25,000   Niagara Mohawk Power Co. (a) ...............................      401,562
  27,000   Nisource, Inc. .............................................      696,938
  30,000   Northeast Utilities.........................................      530,625
  25,000   Northern States Power Co. ..................................      604,687
  21,000   Peco Energy Co. ............................................      879,375
  14,500   Pinnacle West Capital Co. ..................................      583,625
  15,000   Public Service Enterprise Group Inc. .......................      613,125
  25,000   Sierra Pacific Resources....................................      909,375
  15,000   The Montana Power Co. ......................................    1,057,500
  30,000   Unicom Corp. ...............................................    1,156,875
------------------------------------------------------------------------------------
                                                                          18,225,190
------------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $18,444,872)....................   26,599,762
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                            EQUITY INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 15.9%
--------------------------------------------------------------------------------------------------------
UTILITIES -- 15.9%
   $250,000      AA-         Dayton Power & Light Co., First Mortgage, 8.150% due
                             1/15/26.....................................................    $   259,374
                             Duquesne Light Co., First Collateral Trust:
    200,000      A3*           8.375% due 5/15/24........................................        204,500
    250,000      A3*           7.550% due 6/15/25........................................        240,000
    200,000      AA-         Idaho Power Co., First Mortgage, 8.750% due 3/15/27.........        210,500
    300,000      Aa2*        Kentucky Utilities Co., First Mortgage, 8.550% due
                             5/15/27.....................................................        318,000
                             Madison Gas & Electric Co., First Mortgage:
    200,000      AA            8.500% due 4/15/22........................................        211,250
    500,000      AA            7.700% due 2/15/28........................................        501,874
                             New York State Electric & Gas Corp., First Mortgage:
    250,000      A             8.300% due 12/15/22.......................................        257,500
    250,000      A             7.450% due 7/15/23........................................        242,812
    250,000      AA-         Pacific Gas & Electric Co., 6.750% due 10/1/23..............        230,000
    500,000      A-          Pennsylvania Power & Light Co., First Mortgage, 8.500% due
                             5/1/22......................................................        516,875
    500,000      A3*         Texas Utilities Co., First Mortgage, 7.625% due 7/1/25......        486,875
    250,000      A           Virginia Electric & Power Co., First Mortgage, 7.500% due
                             6/1/23......................................................        244,062
    400,000      AA+         Wisconsin Electric Power Co., First Mortgage, 7.050% due
                             8/1/24......................................................        379,000
    300,000      AA          Wisconsin Power & Light Co., Notes, 8.600% due 3/15/27......        319,500
    425,000      AA+         Wisconsin Public Service Corp., First Mortgage, 7.125% due
                             7/1/23......................................................        409,063
--------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES (Cost -- $5,043,066)........      5,031,185
--------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%(Cost -- $23,487,938**)............    $31,630,947
--------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 47 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCK -- 94.9%
-------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 4.2%
           7,075           Air Products & Chemicals, Inc. .............................    $    284,769
           7,014           Alcan Aluminum Ltd. ........................................         224,010
          11,394           Alcoa, Inc. ................................................         705,004
           5,961           Allegheny Teledyne, Inc. ...................................         134,868
          17,057           Allied Signal, Inc. ........................................       1,074,591
11,523..........           Applied Materials, Inc. (a)                                          851,262
           1,270           ASARCO, Inc. ...............................................          23,892
           3,491           Avery Dennison Corp. .......................................         210,769
          11,976           Barrick Gold Corp. .........................................         232,035
           7,409           Battle Mountain Gold Corp. .................................          18,059
           1,648           Bemis, Inc. ................................................          65,508
           4,135           Bethlehem Steel Corp. (a)...................................          31,788
           1,721           Boise Cascade Corp. ........................................          73,788
           2,922           Champion International Corp. ...............................         139,891
           2,724           Cyprus Amax Minerals Corp. .................................          41,371
           6,766           Dow Chemical Co. ...........................................         858,436
          34,794           E.I. du Pont de Nemours & Co. ..............................       2,376,865
           3,821           Engelhard Corp. ............................................          86,450
             971           FMC Corp. (a)...............................................          66,331
           5,090           Freeport-McMoRan Copper & Gold, Corp., Class B Shares.......          91,302
           5,273           Georgia Pacific Corp. ......................................         249,808
           1,771           Great Lakes Chemical Corp. .................................          81,577
           3,081           Hercules, Inc. .............................................         121,122
           7,981           Homestake Mining Co. .......................................          65,344
           4,579           Ikon Office Solutions, Inc. ................................          68,685
           5,841           Inco Ltd. ..................................................         105,138
          12,635           International Paper Co. ....................................         638,068
           2,729           ITT Industries Inc. ........................................         104,043
          16,446           Kimberly-Clark Corp. .......................................         937,422
           3,315           Louisiana Pacific Corp. ....................................          78,731
           3,167           Mead Corp. .................................................         132,222
          19,499           Monsanto Co. ...............................................         768,992
             241           Nacco Industries, Inc. .....................................          17,714
           2,040           Nalco Chemical Co. .........................................         105,825
           5,123           Newmont Mining Corp. .......................................         101,820
           2,700           Nucor Corp. ................................................         128,081
           1,784           Phelps Dodge Corp. .........................................         110,497
          10,133           Placer Dome, Inc. ..........................................         119,696
             854           Potlatch Corp. .............................................          37,523
           4,850           Praxair, Inc. ..............................................         237,347
           2,016           Reynolds Metals Co. ........................................         118,944
           6,569           Rohm & Haas Co. ............................................         281,646
           3,102           Sigma-Aldrich Corp. ........................................         106,825
           4,083           Union Carbide Corp. ........................................         199,046
          14,859           United Technologies Corp. ..................................       1,065,205
           2,667           USX-U.S. Steel Group........................................          72,009

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 4.2% (CONTINUED)
          18,775           Waste Management, Inc. .....................................    $  1,009,156
           3,058           Westvaco Corp. .............................................          88,682
           6,185           Weyerhaeuser Co. ...........................................         425,219
           3,442           Willamette Industries, Inc. ................................         158,547
           2,891           Worthington Industries, Inc. ...............................          47,521
           2,215           W.R. Grace & Co. (a)........................................          40,701
-------------------------------------------------------------------------------------------------------
                                                                                             15,414,145
-------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 5.9%
           1,234           Armstrong World Industries, Inc. ...........................          71,341
          30,003           Boeing Co. .................................................       1,325,758
             716           Briggs & Stratton Corp. ....................................          41,349
           4,836           Browning Ferris Industries, Inc. ...........................         207,948
          10,977           Caterpillar, Inc. ..........................................         658,620
           1,816           Centex Corp. ...............................................          68,214
           2,908           Cooper Industries, Inc. ....................................         151,216
           2,048           Crane Co. ..................................................          64,384
           1,324           Cummins Engine, Inc. .......................................          75,634
           5,115           Dana Corp. .................................................         235,610
           4,174           Danaher Corp................................................         242,614
           7,107           Deere & Co. ................................................         281,615
          17,422           Delphi Automotive Systems Corp. ............................         323,396
           6,613           Dover Corp. ................................................         231,455
           2,206           Eaton Corp. ................................................         202,952
          13,402           Emerson Electric Co. .......................................         842,651
           2,309           Fluor Corp. ................................................          93,515
           1,224           Foster Wheeler Corp. .......................................          17,289
           3,934           General Dynamics Corp. .....................................         269,479
         100,884           General Electric Co. (b)....................................      11,210,735
           2,284           Goodrich....................................................          97,070
           7,714           Illinois Tool Works, Inc. ..................................         632,548
           5,131           Ingersoll Rand Co. .........................................         331,591
           2,615           Johnson Controls, Inc. .....................................         181,252
           1,419           Kaufman & Broad Home Corp. .................................          35,298
          12,175           Lockheed Martin Corp. ......................................         453,519
           1,128           Milacron, Inc. .............................................          20,868
           2,021           Navistar International Corp. (a)............................         101,050
           2,138           Northrop Grumman Corp. .....................................         141,776
           1,646           Owens-Corning Fiberglass Corp. .............................          56,581
           4,822           Owens-Illinois..............................................         157,619
           2,389           Paccar, Inc. ...............................................         127,513
           3,343           Parker Hannifin Corp. ......................................         152,942
           2,243           Progressive Corp. ..........................................         325,235
           2,429           Raychem Corp. ..............................................          89,873
          10,362           Raytheon Corp., Class B Shares..............................         729,226
           5,872           Rockwell International Corp. ...............................         356,724
           2,730           Stanley Works...............................................          87,872
           4,657           Textron, Inc. ..............................................         383,329
           4,914           Thermo Electron Corp. (a)...................................          98,587

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 5.9% (CONTINUED)
           1,778           Thomas & Betts Corp. .......................................    $     84,011
           1,963           Timken Co. .................................................          38,279
           3,705           TRW, Inc. ..................................................         203,312
-------------------------------------------------------------------------------------------------------
                                                                                             21,501,850
-------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.6%
           2,695           Black & Decker Corp. .......................................         170,122
           2,311           Case Corp. .................................................         111,217
           2,391           Cooper Tire & Rubber Co. ...................................          56,487
           7,542           Corning, Inc. ..............................................         528,883
           1,070           Fleetwood Enterprises, Inc. ................................          28,288
          37,312           Ford Motor Co. .............................................       2,105,796
          20,005           General Motors Corp. .......................................       1,320,330
           5,492           Genuine Parts Co. ..........................................         192,220
           4,795           Goodyear Tire & Rubber Co. .................................         282,006
          10,360           Masco Corp. ................................................         299,145
           2,737           Maytag Corp. ...............................................         190,735
           8,659           Newell Rubbermaid Co. ......................................         402,644
           1,368           Pulte Corp. ................................................          31,550
           2,052           Snap-On, Inc. ..............................................          74,257
           2,344           Whirlpool Corp. ............................................         173,456
-------------------------------------------------------------------------------------------------------
                                                                                              5,967,136
-------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 8.4%
          14,665           Anheuser-Busch Cos., Inc. ..................................       1,040,298
          18,151           Archer-Daniels-Midland Co. .................................         280,206
           4,644           Autozone, Inc. (a)..........................................         139,901
           8,087           Avon Products, Inc. ........................................         448,829
             945           Ball Corp. .................................................          39,926
           2,115           Brown-Forman Corp., Class B Shares..........................         137,872
          13,456           Campell Soup Co. ...........................................         624,022
           3,630           Clorox Co. .................................................         387,729
          76,087           Coca Cola Co. (b)...........................................       4,755,438
          13,075           Coca Cola Enterprises, Inc. ................................         388,981
           9,004           Colgate Palmolive Co. ......................................         889,145
          15,111           Conagra, Inc. ..............................................         402,330
           1,128           Coors Adolph Co., Class B Shares............................          55,836
           3,735           Crown Cork & Seal, Inc. ....................................         106,448
           2,402           Eastman Chemical Co. .......................................         124,304
           9,931           Eastman Kodak Co. ..........................................         672,825
           9,145           FDX Corp. ..................................................         496,116
           6,805           Fort James Corp. ...........................................         257,739
           5,116           Fortune Brands, Inc. .......................................         211,675
           2,106           Fruit of the Loom, Inc. (a).................................          20,534
           4,710           General Mills, Inc. ........................................         378,566
          34,191           Gillette Co. ...............................................       1,401,831
           6,048           Hasbro, Inc. ...............................................         168,966
           4,296           Hershey Foods Corp. ........................................         255,075

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 8.4% (CONTINUED)
          11,120           H.J. Heinz Co. .............................................    $    557,390
           3,289           International Flavors & Fragrances, Inc. ...................         145,949
          12,505           Kellogg Co. ................................................         412,665
           1,952           Liz Claiborne, Inc. ........................................          71,248
          12,863           Mattel, Inc. ...............................................         340,066
          41,904           McDonald's Corp. ...........................................       1,731,159
          10,044           Nabisco Group Holdings Corp. ...............................         196,486
           8,660           Nike Inc., Class B Shares...................................         548,286
          11,476           Office Depot Inc. ..........................................         253,189
          45,513           PepsiCo, Inc. ..............................................       1,760,784
          74,395           Philip Morris Cos., Inc. (b)................................       2,989,749
           7,424           Pioneer Hi-Bred International, Inc. ........................         289,072
           1,358           Polaroid Corp. .............................................          37,515
          40,958           Procter & Gamble Co. .......................................       3,655,502
           4,181           Quaker Oats Co. ............................................         277,514
           9,988           Ralston Purina Group........................................         304,010
           1,691           Reebok International Ltd. (a)...............................          31,495
           1,128           Russell Corp. ..............................................          21,966
          27,833           Sara Lee Corp. .............................................         631,461
          13,171           Seagram Ltd. ...............................................         663,489
           5,237           The Sherwin Williams Co. ...................................         145,327
           4,758           Tricon Global Restaurants, Inc. (a).........................         257,527
           1,707           Tupperware Corp. ...........................................          43,528
          17,606           Unilever NV.................................................       1,228,018
           5,421           UST, Inc. ..................................................         158,564
           3,685           VF Corp. ...................................................         157,534
           3,586           William Wrigley Jr. Co. ....................................         322,740
-------------------------------------------------------------------------------------------------------
                                                                                             30,916,825
-------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 11.8%
              45           Abercrombie & Fitch Co., Class A Shares.....................           2,160
           1,791           Alberto Culver Co., Class B Shares..........................          47,685
          12,994           Albertsons, Inc. ...........................................         669,996
           2,034           American Greetings Corp., Class A Shares....................          61,274
           8,618           Bestfoods...................................................         426,591
           2,847           Brunswick Corp. ............................................          79,360
          18,894           Carnival Corp. .............................................         916,359
          21,939           CBS Corp. ..................................................         952,975
          23,633           Cendant Corp. (a)...........................................         484,476
           3,429           CenturyTel Inc. ............................................         136,303
           3,106           Circuit City Stores, Inc. ..................................         288,858
          10,240           Clear Channel Communications................................         705,920
          22,876           Comcast Corp., Class A......................................         879,296
           3,334           Consolidated Stores.........................................          90,018
           6,776           Costco Companies, Inc. (a)..................................         542,503
          12,063           CVS Corp. ..................................................         612,197
           4,187           Darden Restaurants, Inc. ...................................          91,329
          13,648           Dayton Hudson Corp. ........................................         887,120

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 11.8% (CONTINUED)
           2,433           Deluxe Corp. ...............................................    $     94,735
           3,334           Dillard Department Stores, Inc., Class A Shares.............         117,107
           6,815           Dollar General Corp. .......................................         197,635
           2,788           Dow Jones & Co. Inc. .......................................         147,938
           5,081           Dun & Bradstreet Corp. .....................................         180,058
           3,991           Ecolab, Inc. ...............................................         174,107
          33,962           Eli Lilly & Co. ............................................       2,432,528
           4,493           Equifax, Inc. ..............................................         160,344
           6,445           Federated Department Stores, Inc. (a).......................         341,182
           8,601           Gannett, Inc. ..............................................         613,896
          26,491           Gap, Inc. ..................................................       1,334,509
           1,131           Great Atlantic & Pacific Tea Co., Inc. .....................          38,242
           2,223           Harcourt General, Inc. .....................................         114,623
           3,940           Harrah's Entertainment, Inc. (a)............................          86,680
           8,039           Hilton Hotels Corp. ........................................         114,053
          45,711           Home Depot, Inc. ...........................................       2,945,503
           4,329           Interpublic Group Co., Inc. ................................         375,000
           8,097           J.C. Penney Co. ............................................         393,211
           1,102           Jostens, Inc. ..............................................          23,211
           2,134           King World Productions, Inc. ...............................          74,290
          15,335           Kmart Corp. (a).............................................         252,069
           2,416           Knight Ridder, Inc. ........................................         132,729
           5,035           Kohls Corp. ................................................         388,639
          25,432           Kroger Co. (a)..............................................         710,507
          10,311           Laidlaw, Inc., Class B Shares...............................          76,044
           6,530           Limited, Inc. ..............................................         296,299
           3,355           Loews Co, Inc. .............................................         265,464
           1,219           Longs Drug Stores Corp. ....................................          42,132
           7,648           Marriott International, Inc. ...............................         285,844
          10,278           May Department Stores Co. ..................................         420,113
           6,101           McGraw Hill Cos., Inc. .....................................         329,073
          18,660           MediaOne Group, Inc. (a)....................................       1,387,838
           1,575           Meredith Corp. .............................................          54,534
           6,097           Mirage Resorts, Inc. (a)....................................         102,125
           1,281           National Service Industries, Inc. ..........................          46,116
           5,434           New York Times Co., Class A Shares..........................         200,039
           4,429           Nordstrom, Inc. ............................................         148,372
           5,500           Omnicom Group, Inc. ........................................         440,000
           7,575           Paycheck Inc. ..............................................         241,453
           1,544           Pep Boys - Manny, Moe and Jack..............................          33,389
           8,022           Rite Aid Corp. .............................................         197,542
           4,061           R.R. Donnelley & Sons Co. ..................................         150,511
          15,343           Safeway, Inc. (a)...........................................         759,479
           2,565           Sealed Air Corp. (a)........................................         166,404
          11,734           Sears, Roebuck & Co. .......................................         522,896
           8,358           Service Corp. International.................................         160,892
             580           Spring Industries, Inc. ....................................          25,303
          14,304           Staples, Inc. (a)...........................................         442,530

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 11.8% (CONTINUED)
           3,703           Super Valu, Inc. ...........................................    $     95,121
          10,225           Sysco Corp. ................................................         304,833
           5,936           Tandy Corp. ................................................         290,122
           1,741           Temple Inland Inc. .........................................         118,823
          36,765           Time Warner, Inc. ..........................................       2,702,228
           2,223           Times Mirror Co., Class A Shares............................         131,713
           9,883           TJX Cos., Inc. .............................................         329,227
           7,643           Toys 'R' Us, Inc. (a).......................................         158,115
           3,667           Tribune Co. ................................................         319,487
           2,313           US Airways Group, Inc. (a)..................................         100,760
          21,290           Viacom, Inc., Non Voting Shares (a).........................         936,760
           8,891           Vodafone AirTouch PLC-ADR...................................       1,751,527
           2,860           W.W. Grainger, Inc. ........................................         153,904
         137,245           Wal-Mart Stores, Inc. ......................................       6,622,071
          30,847           Walgreen Co. ...............................................         906,131
          63,455           Walt Disney Co. ............................................       1,955,207
           3,802           Wendy's International, Inc. ................................         107,644
           4,538           Winn Dixie Stores, Inc. ....................................         167,622
-------------------------------------------------------------------------------------------------------
                                                                                             43,262,903
-------------------------------------------------------------------------------------------------------
ENERGY -- 6.6%
           5,863           AES Corp. (a)...............................................         340,787
           2,763           Amerada Hess Corp. .........................................         164,399
           3,711           Anadorka Petroleum Corp. ...................................         136,611
           3,479           Apache Corp. ...............................................         135,681
           2,283           Ashland, Inc. ..............................................          91,605
           9,936           Atlantic Richfield Co. .....................................         830,277
          10,125           Baker Hughes, Inc. .........................................         339,188
           5,474           Burlington Resources, Inc. .................................         236,751
          20,199           Chevron Corp. ..............................................       1,922,692
           4,859           Cinergy Corp. ..............................................         155,488
           6,595           Coastal Corp. ..............................................         263,800
           4,557           Constellation Energy Group..................................         135,001
             698           Eastern Enterprises.........................................          27,746
          10,765           Edison International........................................         287,964
          10,912           Enron Corp. ................................................         892,056
          74,879           Exxon Corp. (b).............................................       5,775,043
           7,260           First Energy Corp. .........................................         225,060
          13,626           Halliburton Co. ............................................         616,577
           1,595           Helmerich & Payne, Inc. ....................................          37,981
           2,654           Kerr McGee Corp. ...........................................         133,198
           4,421           LSI Logic Corp. (a).........................................         203,919
           1,794           McDermott International, Inc. ..............................          50,681
          24,123           Mobil Corp. ................................................       2,388,177
           3,511           New Century Energies Inc. ..................................         136,271
          10,701           Occidental Petroleum Corp. .................................         226,059
           7,761           Phillips Petroleum Co. .....................................         390,475
           2,569           Rowan Cos., Inc. (a)........................................          47,366

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
ENERGY -- 6.6% (CONTINUED)
          66,133           Royal Dutch Petroleum Co. (b)...............................    $  3,984,513
          16,844           Schlumberger Ltd. ..........................................       1,072,752
           7,409           Sempra Energy...............................................         167,629
           3,429           Sonat Inc. .................................................         113,586
           2,784           Sunoco Inc. ................................................          84,042
           5,198           Tenneco, Inc. ..............................................         124,102
          16,551           Texaco, Inc. ...............................................       1,034,438
           7,713           Union Pacific Resources Group, Inc. ........................         125,818
           7,440           Unocal Corp. ...............................................         294,810
           9,507           USX-Marathon Group..........................................         309,572
          13,337           Williams Cos., Inc. ........................................         567,656
-------------------------------------------------------------------------------------------------------
                                                                                             24,069,771
-------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 15.9%
           4,349           Aetna Inc. .................................................         388,964
           8,242           AFLAC Inc. .................................................         394,586
          24,839           Allstate Corp. .............................................         891,099
          13,888           American Express Co. .......................................       1,807,176
           7,748           American General Corp. .....................................         584,006
          38,192           American International Group, Inc. .........................       4,470,851
           5,378           Amsouth Bancorp. ...........................................         124,702
          22,475           Associates First Capital Corp. .............................         995,923
           9,136           Bank of Boston Corp. .......................................         467,078
          23,507           Bank of New York Co., Inc. .................................         862,413
          36,390           Bank One Corp. .............................................       2,167,479
          53,821           BankAmerica Corp. ..........................................       3,945,752
           9,673           BB&T Co. ...................................................         354,878
           3,556           Bear Stearns & Co. .........................................         166,243
           6,102           Capital One.................................................         339,805
          12,592           Charles Schwab Corp. .......................................       1,383,546
          26,078           Chase Manhattan Corp. ......................................       2,259,007
           4,985           Chubb Corp. ................................................         346,458
           6,263           CIGNA Corp. ................................................         557,407
           5,085           Cincinnati Financial Corp. .................................         191,005
         104,183           Citigroup Inc. .............................................       4,948,693
           4,834           Comerica, Inc. .............................................         287,321
          10,010           Conseco, Inc. ..............................................         304,679
           3,492           Countrywide Credit Industries, Inc. ........................         149,283
          31,603           Fannie Mae..................................................       2,160,855
          20,431           Firstar, Corp. .............................................         572,068
           8,296           Fifth Third BanCorp. .......................................         552,203
          13,355           First Data Corp. ...........................................         653,560
          29,836           First Union Corp. ..........................................       1,402,292
          17,575           Fleet Financial Group, Inc. ................................         779,891
           7,789           Franklin Resources Inc. ....................................         316,428
          21,463           Freddie Mac.................................................       1,244,854
           1,715           Golden West Financial Corp. of Delaware.....................         168,070
           3,005           H&R Block, Inc. ............................................         150,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 15.9% (CONTINUED)
           7,016           Hartford Financial Services Group, Inc. ....................    $    409,121
          14,782           Household International Inc. ...............................         700,297
           6,455           Huntington Bancshares.......................................         225,925
           3,266           Jefferson Pilot Corp. ......................................         216,168
           5,472           J.P. Morgan & Co., Inc. ....................................         768,816
          13,827           KeyCorp. ...................................................         444,192
           3,681           Lehman Brothers Holding, Inc. ..............................         229,142
           6,153           Lincoln National Corp. .....................................         321,879
          11,423           Lowes Corp. ................................................         647,541
           8,097           Marsh & McLennan Cos., Inc. ................................         611,324
           3,068           MBIA, Inc. .................................................         198,653
          24,768           MBNA Corp. .................................................         758,520
          16,092           Mellon Bank Corp. ..........................................         585,347
           4,861           Mercantile Bancorp Inc. ....................................         277,685
          11,346           Merrill Lynch & Co., Inc. ..................................         906,971
           3,352           MGIC Investment Corp. ......................................         162,991
          17,589           Morgan Stanley Dean Witter & Co. ...........................       1,802,873
           9,709           National City Corp. ........................................         635,940
           3,428           Northern Trust..............................................         332,516
           4,495           Paine Webber Inc. ..........................................         210,141
           9,390           PNC Bank Corp. .............................................         541,099
           4,201           Provident Cos. .............................................         168,040
           4,406           Providian Corp. ............................................         411,961
           6,866           Regions Financial Corp. ....................................         263,912
           3,245           Republic of New York Corp. .................................         221,268
           4,180           Safeco Corp. ...............................................         184,443
           5,040           SLM Holding Corp. ..........................................         230,895
           5,166           Southtrust Corp. ...........................................         198,245
           4,958           State Street Corp. .........................................         423,289
           6,976           St. Paul Cos., Inc. ........................................         221,924
           5,302           Summit Bancorp..............................................         221,690
           9,912           Suntrust Bank, Inc. ........................................         688,265
           8,378           Synovus Financial Corp. ....................................         166,513
           4,135           Torchmark Corp. ............................................         141,107
           3,823           Transamerica Corp. .........................................         286,725
          25,318           Tyco International Ltd. ....................................       2,398,881
           4,387           Union Planters Corp. .......................................         196,044
           4,311           Unum Corp. .................................................         236,027
          22,435           U.S. BanCorp. ..............................................         762,790
           6,245           Wachovia Corp. .............................................         534,338
          50,933           Wells Fargo & Co. ..........................................       2,177,386
          18,318           Washington Mutual, Inc. ....................................         647,999
-------------------------------------------------------------------------------------------------------
                                                                                             58,157,708
-------------------------------------------------------------------------------------------------------
HEALTHCARE -- 9.8%
          46,869           Abbott Laboratories                                                2,132,540
           2,063           Allergan, Inc. .............................................         228,993
           3,138           Alza Corp. (a)..............................................         159,646

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
HEALTHCARE -- 9.8% (CONTINUED)
          40,413           American Home Products Corp. ...............................    $  2,323,748
          15,796           Amgen, Inc. (a).............................................         961,582
           7,919           Aon Corp. ..................................................         326,659
           1,740           Bausch & Lomb, Inc. ........................................         133,110
           9,010           Baxter International, Inc. .................................         546,231
           7,669           Becton, Dickinson & Co. ....................................         230,070
           3,475           Biomet, Inc. (a)............................................         138,131
          12,198           Boston Scientific Corp. (a).................................         535,950
          61,216           Bristol-Myers-Squibb Co. ...................................       4,311,902
           8,390           Cardinal Health, Inc. ......................................         538,009
          17,584           Columbia/HCA Healthcare Corp. ..............................         401,135
           9,343           Guidant Corp. ..............................................         480,581
           3,416           HCR Manor Care..............................................          82,625
          12,869           Healthsouth Corp. ..........................................         192,231
           5,057           Humana, Inc. (a)............................................          65,425
           9,769           IMS Health, Inc. ...........................................         305,281
          41,464           Johnson & Johnson...........................................       4,063,472
           2,192           Mallinckrodt Group, Inc. ...................................          79,734
           8,497           McKesson HBOC, Inc. ........................................         272,966
          18,009           Medtronic, Inc. ............................................       1,402,451
          72,808           Merck & Co., Inc. ..........................................       5,387,792
           1,402           Millipore Corp. ............................................          56,869
           3,788           Pall Corp. .................................................          84,046
          39,904           Pfizer, Inc. ...............................................       4,379,464
          15,651           Pharmacia & Upjohn, Inc. ...................................         889,172
          45,403           Schering-Plough Corp. ......................................       2,406,359
           2,586           St. Jude Medical, Inc. (a)..................................          92,126
           9,584           Tenet Healthcare Corp. (a)..................................         177,903
           5,351           United Healthcare Corp. ....................................         335,106
          26,225           Warner Lambert Co. .........................................       1,819,359
           2,913           Watson Pharmaceutical, Inc. ................................         102,137
           2,070           Wellpoint Health Networks, Inc. ............................         175,691
-------------------------------------------------------------------------------------------------------
                                                                                             35,818,496
-------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 20.6%
          11,212           3Com Corp. (a)..............................................         299,220
           1,880           Adobe Systems, Inc. ........................................         154,454
           4,446           Advanced Micro Devices, Inc. (a)............................          80,306
           8,691           Alltel Corp. ...............................................         621,407
          33,500           America Online, Inc. .......................................       3,701,750
           2,602           Andrew Corp. (a)............................................          49,275
           4,900           Apple Computer, Inc. (a)....................................         226,931
           1,790           Autodesk, Inc. .............................................          52,917
          19,053           Automatic Data Processing, Inc. ............................         838,332
           7,278           BMC Software................................................         393,012
           5,256           Cabletron Systems, Inc. (a).................................          68,328
           4,480           Ceridian Corp. (a)..........................................         146,440
          98,483           Cisco Systems, Inc. (a).....................................       6,352,154

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 20.6% (CONTINUED)
          52,453           Compaq Computer Corp. (a)...................................    $  1,242,480
          16,509           Computer Association International, Inc. ...................         907,995
           4,878           Computer Sciences Corp. (a).................................         337,497
          11,336           Compuware Corp. ............................................         360,627
           1,589           C.R. Bard, Inc. ............................................          75,974
           1,667           Data General Corp. (a)......................................          24,276
          78,171           Dell Computer Corp. (a).....................................       2,892,327
           1,368           EG&G, Inc. .................................................          48,735
          15,182           Electronic Data Systems Corp. ..............................         858,732
          31,192           EMC Corp. (a)...............................................       1,715,560
           4,318           Gateway 2000, Inc. (a)......................................         254,762
           5,285           General Instrument Corp. (a)................................         224,613
           2,485           Harris Corp. ...............................................          97,381
          31,317           Hewlett Packard Co. ........................................       3,147,359
           3,900           Honeywell, Inc. ............................................         451,913
          55,974           IBM Corp. ..................................................       7,234,640
         102,294           Intel Corp. ................................................       6,086,493
           2,702           KLA-Tencor Corp. ...........................................         175,292
          93,765           Lucent Technologies.........................................       6,323,274
           7,718           Micron Technology, Inc. (a).................................         311,132
         157,373           Microsoft Corp. (a).........................................      14,193,077
          12,430           Minnesota Mining & Manufacturing Co. .......................       1,080,633
          18,597           Motorola, Inc. .............................................       1,762,066
           5,228           National Semiconductor Corp. (a)............................         132,334
           2,247           Network Appliance, Inc. ....................................         125,551
           9,119           Nextel Communications, Inc. ................................         457,660
          20,460           Nortel Networks Corp. ......................................       1,776,184
          10,403           Novell, Inc. (a)............................................         275,680
          44,394           Oracle Systems Corp. (a)....................................       1,648,127
           8,278           Parametric Technology Corp. (a).............................         114,857
           1,573           PE Corp. - PE Biosystems Group..............................         180,502
           7,444           Peoplesoft, Inc. ...........................................         128,409
           8,276           Pitney Bowes, Inc. .........................................         531,733
           5,351           PPG Industries..............................................         316,043
           2,311           Scientific Atlanta, Inc. ...................................          83,196
           6,894           Seagate Technology, Inc. ...................................         176,659
             831           Shared Medical Systems Corp. ...............................          54,223
           5,724           Silicon Graphics, Inc. (a)..................................          93,731
           7,803           Solectron Corp. ............................................         520,363
          23,847           Sun Microsystems, Inc. (a)..................................       1,642,462
           1,479           Tektronix, Inc. ............................................          44,647
          12,087           Tellabs, Inc. (a)...........................................         816,628
          12,082           Texas Instruments, Inc. ....................................       1,751,890
           6,732           Unicom Corp. ...............................................         259,603
           8,316           Unisys Corp. (a)............................................         323,804
          20,373           Xerox Corp. ................................................       1,203,280
-------------------------------------------------------------------------------------------------------
                                                                                             75,448,930
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.8%
           4,755           AMR Corp. (a)...............................................    $    324,529
          14,472           Burlington Northern Santa Fe................................         448,632
           6,668           CSX Corp. ..................................................         302,144
           4,327           Delta Air Lines, Inc. ......................................         249,343
           3,420           Kansas City Southern Industries, Inc. ......................         218,239
          11,724           Norfolk Southern Corp. .....................................         353,186
           2,238           Ryder Systems, Inc. ........................................          58,188
          10,335           Southwest Airlines Co. .....................................         321,677
           7,646           Union Pacific Corp. ........................................         445,857
-------------------------------------------------------------------------------------------------------
                                                                                              2,721,795
-------------------------------------------------------------------------------------------------------
UTILITIES -- 9.3%
           4,214           Ameren Corp. ...............................................         161,712
           5,918           American Electric Power, Inc. ..............................         222,295
          33,866           Ameritech Corp. ............................................       2,489,151
          98,149           AT&T Corp. .................................................       5,477,941
          47,890           Bell Atlantic Corp. ........................................       3,130,809
          58,432           BellSouth Corp. ............................................       2,739,000
           4,669           Carolina Power & Light Co. .................................         199,892
           6,516           Central & South West Corp. .................................         152,312
           3,582           CMS Energy Corp. ...........................................         149,996
           2,563           Columbia Energy Group.......................................         160,668
           6,980           Consolidated Edison Co. of New York, Inc. ..................         315,845
           2,927           Consolidated Natural Gas Co. ...............................         177,815
           5,944           Dominion Resources Inc. ....................................         257,450
           4,472           DTE Energy Co. .............................................         178,880
          11,247           Duke Energy Corp. ..........................................         611,556
           7,651           Entergy Corp................................................         239,094
           2,995           Florida Progress Corp. .....................................         123,731
           5,559           FPL Group, Inc. ............................................         303,660
           5,351           Frontier Corp. .............................................         315,709
           3,905           GPU, Inc. ..................................................         164,742
          29,966           GTE Corp. ..................................................       2,269,925
          57,362           MCI WorldCom, Inc. .........................................       4,947,473
           5,739           Niagara Mohawk Power Corp. (a)..............................          92,183
           1,420           Nicor, Inc. ................................................          54,049
           4,727           Northern States Power Co. of Minnesota......................         114,334
             962           Oneok, Inc. ................................................          30,544
           9,247           PacificCorp. ...............................................         169,914
           5,893           Peco Energy Co. ............................................         246,769
           4,869           Pennsylvania Power & Light..................................         149,722
           1,128           Peoples Energy Corp. .......................................          42,512
          11,877           PG&E Corp. .................................................         386,003
           6,779           Public Service Enterprise Group.............................         277,092
           9,128           Reliant Energy, Inc. .......................................         252,161
          60,532           SBC Communications, Inc. ...................................       3,510,856
          21,484           Southern Co. ...............................................         569,326
          26,674           Sprint Corp. ...............................................       1,408,721

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
UTILITIES -- 9.3% (CONTINUED)
          13,582           Sprint Corp. (PCS Group)....................................    $    775,872
           8,642           Texas Utilities Co. ........................................         356,483
          15,531           U.S. West Inc. .............................................         912,446
-------------------------------------------------------------------------------------------------------
                                                                                             34,138,643
-------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCK (Cost -- $286,307,569)...................     347,418,202
-------------------------------------------------------------------------------------------------------

        FACE
       AMOUNT                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.4%
     $ 1,500,000           U.S. Treasury Bill due 9/16/99 (b) (Cost -- $1,485,563)            1,485,270
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.7%
      17,345,000           Morgan Stanley Dean Witter & Co., 4.800% due 7/1/99;
                           Proceeds at maturity -- $17,347,313; (Fully collateralized by U.S. Treasury Notes and Bonds, 4,625% to 7.750% due
                           7/31/99 to 11/15/27; Market value -- $17,827,036)
                           (Cost -- $17,345,000).......................................      17,345,000
-------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $305,138,132*)...........    $366,248,472
-------------------------------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Security segregated by Custodian for futures contract commitments.

 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.6%
-----------------------------------------------------------------------------------------
AEROSPACE -- 1.8%
   5,000      AlliedSignal Inc. ..........................................    $   315,000
   4,000      United Technologies Corp. ..................................        286,750
-----------------------------------------------------------------------------------------
                                                                                  601,750
-----------------------------------------------------------------------------------------
AIRLINES -- 1.0%
  11,000      Southwest Airlines Co. .....................................        342,375
-----------------------------------------------------------------------------------------
ALUMINUM -- 0.9%
   5,000      Alcoa Inc. .................................................        309,375
-----------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.7%
   2,096      Delphi Automotive Systems Corp. ............................         38,907
   3,000      General Motors Corp. .......................................        198,000
-----------------------------------------------------------------------------------------
                                                                                  236,907
-----------------------------------------------------------------------------------------
BANKS -- 2.8%
   3,000      First Union Corp. ..........................................        141,000
   6,000      Fleet Financial Group, Inc. ................................        266,250
   8,000      KeyCorp.....................................................        257,000
   7,000      UnionBanCal Corp. ..........................................        252,875
-----------------------------------------------------------------------------------------
                                                                                  917,125
-----------------------------------------------------------------------------------------
CABLE TELEVISION -- 2.1%
   6,000      Comcast Corp., Special Class A Shares (a)                           230,625
   8,000      TCA Cable TV, Inc. .........................................        444,000
-----------------------------------------------------------------------------------------
                                                                                  674,625
-----------------------------------------------------------------------------------------
CHEMICALS -- 2.6%
   7,000      Air Products & Chemicals, Inc. .............................        281,750
   2,000      Dow Chemical Co. ...........................................        253,750
   7,000      Rohm and Haas Co. ..........................................        300,125
-----------------------------------------------------------------------------------------
                                                                                  835,625
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.5%
   3,000      W.W. Grainger, Inc. ........................................        161,438
-----------------------------------------------------------------------------------------
COMPUTERS -- 2.4%
   6,000      IBM Corp. ..................................................        775,500
-----------------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.6%
   7,000      Leggett & Platt, Inc. ......................................        194,688
-----------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 4.8%
   4,000      Anheuser - Busch Cos., Inc. ................................        283,750
   4,000      Coca-Cola Co. ..............................................        250,000
   1,000      Gillette Co. ...............................................         41,000
   6,000      Kimberly Clark..............................................        342,000
   8,000      PepsiCo, Inc. ..............................................        309,500
   4,000      Procter & Gamble Co. .......................................        357,000
-----------------------------------------------------------------------------------------
                                                                                1,583,250
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
DRUGS -- 1.8%
   3,000      Abbott Laboratories.........................................    $   136,500
   1,000      American Home Products Corp. ...............................         57,500
   5,000      Bristol-Myers Squibb Co. ...................................        352,188
   1,000      Schering-Plough Corp. ......................................         53,000
-----------------------------------------------------------------------------------------
                                                                                  599,188
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.7%
   4,000      DTE Energy Co. .............................................        160,000
   6,000      Edison International........................................        160,500
   6,000      PECO Energy Co. ............................................        251,250
-----------------------------------------------------------------------------------------
                                                                                  571,750
-----------------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY -- 8.5%
  10,000      Electronic Data Systems Corp. ..............................        565,625
   7,000      Hewlett Packard Co. ........................................        703,500
  14,000      Intel Corp. ................................................        833,000
   6,000      Motorola, Inc. .............................................        568,500
   2,000      Xerox Corp. ................................................        118,125
-----------------------------------------------------------------------------------------
                                                                                2,788,750
-----------------------------------------------------------------------------------------
ENERGY -- 4.5%
   8,000      Coastal Corp. ..............................................        320,000
   4,000      Exxon Corp. ................................................        308,500
   6,000      Mobil Corp. ................................................        594,000
   5,000      Phillips Petroleum Co. .....................................        251,563
-----------------------------------------------------------------------------------------
                                                                                1,474,063
-----------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.4%
   4,000      The Walt Disney Co. ........................................        123,250
-----------------------------------------------------------------------------------------
FINANCE -- 10.0%
   7,000      A.G. Edwards, Inc. .........................................        225,750
   7,000      BankAmerica Corp. ..........................................        513,188
   5,000      Bear Stearns Cos. Inc. .....................................        233,750
   5,000      Chase Manhattan Corp. ......................................        433,125
   8,000      Conseco, Inc. ..............................................        243,500
   2,000      Fannie Mae..................................................        136,750
     500      Goldman Sach Group, Inc. ...................................         36,125
   8,000      Greenpoint Financial Corp. .................................        262,500
   2,000      J.P. Morgan & Co., Inc. ....................................        281,000
   7,000      Mercury General Corp. ......................................        238,000
   4,000      Morgan Stanley Dean Witter & Co. ...........................        410,000
   7,000      Washington Mutual, Inc. ....................................        247,625
-----------------------------------------------------------------------------------------
                                                                                3,261,313
-----------------------------------------------------------------------------------------
FOOD WHOLESALERS -- 0.5%
   6,000      SUPERVALU Inc. .............................................        154,125
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTH -- 6.9%
   5,000      Eli Lilly & Co. ............................................    $   358,124
   6,000      Johnson & Johnson...........................................        588,000
   3,000      McKesson HBOC, Inc. ........................................         96,375
   8,000      Merck & Co., Inc. ..........................................        592,000
  11,000      Mylan Laboratories Inc. ....................................        291,500
   3,000      Pfizer Inc. ................................................        329,250
-----------------------------------------------------------------------------------------
                                                                                2,255,249
-----------------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 0.9%
   7,000      Fluor Corp. ................................................        283,500
-----------------------------------------------------------------------------------------
INSURANCE -- 4.0%
   3,000      American International Group, Inc. .........................        351,187
   3,000      CIGNA Corp. ................................................        267,000
   4,000      Equitable Companies Inc. ...................................        268,000
   4,000      Hartford Financial Services Group, Inc. ....................        233,250
   5,000      Provident Cos., Inc. .......................................        200,000
-----------------------------------------------------------------------------------------
                                                                                1,319,437
-----------------------------------------------------------------------------------------
MACHINERY -- 1.9%
   5,000      Caterpillar Inc. ...........................................        300,000
   5,000      Ingersoll - Rand Co. .......................................        323,124
-----------------------------------------------------------------------------------------
                                                                                  623,124
-----------------------------------------------------------------------------------------
MANUFACTURING -- 1.0%
   3,000      Johnson Controls, Inc. .....................................        207,938
   3,000      VF Corp. ...................................................        128,250
-----------------------------------------------------------------------------------------
                                                                                  336,188
-----------------------------------------------------------------------------------------
MEDICAL EQUIPMENT -- 0.5%
   2,000      Medtronic, Inc. ............................................        155,750
-----------------------------------------------------------------------------------------
OIL AND GAS -- 0.7%
   8,000      Conoco Inc., Class A Shares.................................        223,000
-----------------------------------------------------------------------------------------
PRODUCER MANUFACTURER -- 4.3%
   7,000      Ford Motor Co. .............................................        395,063
   9,000      General Electric Co. .......................................      1,000,125
-----------------------------------------------------------------------------------------
                                                                                1,395,188
-----------------------------------------------------------------------------------------
PUBLISHING -- 1.7%
   3,000      Knight-Ridder, Inc. ........................................        164,813
   5,000      New York Times Co., Class A Shares..........................        184,063
   5,000      Reader's Digest Association, Inc. ..........................        198,750
-----------------------------------------------------------------------------------------
                                                                                  547,626
-----------------------------------------------------------------------------------------
REAL ESTATE -- 0.8%
  10,000      Arden Realty Group, Inc. ...................................        246,250
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
RESTAURANT AND LODGING -- 0.9%
   3,000      McDonald's Corp. ...........................................    $   123,938
   6,000      Starwood Hotels & Resorts Trust.............................        183,375
-----------------------------------------------------------------------------------------
                                                                                  307,313
-----------------------------------------------------------------------------------------
RETAIL -- 5.7%
   4,410      Albertsons, Inc. ...........................................        227,391
   4,500      Gap, Inc. ..................................................        226,688
   4,000      Home Depot, Inc. ...........................................        257,750
   6,000      Limited, Inc. ..............................................        272,250
   6,000      May Department Stores Co. ..................................        245,250
   7,000      TJX Cos. Inc. ..............................................        233,187
   8,000      Wal-Mart Stores, Inc. ......................................        386,000
-----------------------------------------------------------------------------------------
                                                                                1,848,516
-----------------------------------------------------------------------------------------
TECHNOLOGY SERVICES -- 1.9%
  14,000      Automatic Data Processing, Inc. ............................        616,000
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.6%
  20,000      LM Ericsson Telephone Co., ADR..............................        658,750
   8,000      Lucent Technologies Inc. ...................................        539,500
   2,000      SBC Communications Inc. ....................................        116,000
   3,000      US WEST, Inc. ..............................................        176,250
-----------------------------------------------------------------------------------------
                                                                                1,490,500
-----------------------------------------------------------------------------------------
TOBACCO -- 0.5%
   4,000      Philip Morris Cos. Inc. ....................................        160,750
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 0.9%
  17,000      Knightsbridge Tankers Ltd. .................................        297,500
-----------------------------------------------------------------------------------------
UTILITIES -- 8.8%
  12,000      Ameritech Corp. ............................................        882,000
   9,000      AT&T Corp. .................................................        502,311
   1,000      Bell Atlantic Corp. ........................................         65,375
   7,000      BellSouth Corp. ............................................        328,124
   4,000      Duke Energy Corp. ..........................................        217,500
   5,000      GTE Corp. ..................................................        378,750
   6,000      MCI WorldCom, Inc. (a)                                              517,500
-----------------------------------------------------------------------------------------
                                                                                2,891,560
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $21,290,615)....................     30,602,548
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.7%
ENERGY -- 1.7%
  10,044      Unocal Corp., Convertible 6.250% (b) (Cost -- $485,250).....    $   562,464
-----------------------------------------------------------------------------------------

  FACE
 AMOUNT                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CORPORATE DEBENTURES -- 4.7%
FINANCIAL SERVICES -- 3.1%
$500,000      General Motors Acceptance Corp., 7.000% due 9/15/02.........        506,875
 500,000      Morgan Stanley Dean Witter & Co., 6.875% due 3/1/03.........        503,750
-----------------------------------------------------------------------------------------
                                                                                1,010,625
-----------------------------------------------------------------------------------------
RETAIL TRADE -- 1.6%
 500,000      Limited Inc., 7.800% due 5/15/02............................        511,250
-----------------------------------------------------------------------------------------
              TOTAL CORPORATE DEBENTURES (Cost -- $1,559,315).............      1,521,875
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $23,335,180*)............    $32,686,887
-----------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) Security is exempt from registration under rule 144A of Securities Act of 1933. This security may be resold in transactions that are exempt from registration, generally to qualified institutional buyers.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999
                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK --  93.4%
---------------------------------------------------------------------------------------
AEROSPACE --  0.3%
   1,000    Gulfstream Aerospace Corp. (a)..............................    $    67,563
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 9.1%
   1,500    Adobe Systems Inc. .........................................        123,234
     800    Applied Micro Circuits Corp. (a)............................         65,800
     700    BroadVision Inc. (a)........................................         51,625
   1,900    Citrix Systems, Inc. (a)....................................        107,350
   1,000    Clarify Inc. (a)............................................         41,250
   2,000    Compuware Corp. (a).........................................         63,625
   2,100    Concord EFS, Inc. (a).......................................         88,856
   2,200    Electronics for Imaging, Inc. (a)...........................        113,025
   1,200    Exodus Communications, Inc. (a).............................        143,924
     800    Intuit Inc. (a).............................................         72,100
   2,100    Macromedia, Inc. (a)........................................         74,025
   1,800    Mercury Interactive Corp. (a)...............................         63,675
     800    Microsoft Corp. (a).........................................         72,150
   2,800    MindSpring Enterprises, Inc. (a)............................        124,075
   3,300    Novell, Inc. (a)............................................         87,450
   3,500    Rational Software Corp. (a).................................        115,281
   1,000    RealNetworks, Inc. (a)......................................         68,875
   2,500    Siebel Systems, Inc. (a)....................................        165,938
   2,000    Veritas Software Corp. (a)..................................        189,875
---------------------------------------------------------------------------------------
                                                                              1,832,133
---------------------------------------------------------------------------------------
CONSUMER DISTRIBUTION  --  13.8%
   2,200    American Eagle Outfitters, Inc. (a).........................        100,100
   1,600    Ann Taylor Stores Corp. (a).................................         72,000
   3,400    Bed Bath & Beyond Inc. (a)..................................        130,900
   9,750    Best Buy Co., Inc. (a)......................................        658,125
   1,400    BJ's Wholesale Club, Inc. (a)...............................         42,087
   4,200    Circuit City Stores -  Circuit City Group...................        390,600
   2,000    Consolidated Stores Corp. (a)...............................         54,000
   4,600    Family Dollar Stores, Inc. .................................        110,400
   2,900    Home Depot, Inc. ...........................................        186,869
   3,400    Lexmark International Group, Inc. (a).......................        224,613
   2,600    Lowe's Cos., Inc. ..........................................        147,388
     800    Ross Stores, Inc. ..........................................         40,300
   4,025    Staples, Inc. (a)...........................................        124,523
   6,000    Tandy Corp. ................................................        293,250
   1,350    Tiffany & Co. ..............................................        130,275
   2,400    TJX Cos., Inc. .............................................         79,950
---------------------------------------------------------------------------------------
                                                                              2,785,380
---------------------------------------------------------------------------------------
CONSUMER DURABLES  --  3.0%
   4,500    Gemstar International Group Ltd. (a)........................        293,624
   1,900    Harley-Davidson, Inc. ......................................        103,313

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999
                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
CONSUMER DURABLES  --  3.0% (CONTINUED)
   3,500    Hasbro, Inc. ...............................................    $    97,781
   1,600    Maytag Corp. ...............................................        111,500
---------------------------------------------------------------------------------------
                                                                                606,218
---------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 3.0%
   4,700    Abercrombie & Fitch Co. (a).................................        225,600
   3,045    Intimate Brands, Inc. ......................................        144,257
   2,700    Linens 'n Things, Inc. (a)..................................        118,125
     600    NIKE, Inc., Class B Shares..................................         37,988
   1,100    Tommy Hilfiger Corp. (a)....................................         80,850
---------------------------------------------------------------------------------------
                                                                                606,820
---------------------------------------------------------------------------------------
CONSUMER SERVICES -- 10.5%
     600    Adelphia Communications Corp. (a)...........................         38,175
   5,200    AT&T Corp. -- Liberty Media Group (a).......................        191,100
     800    Brinker International, Inc. (a).............................         21,750
   2,700    Cablevision Systems Corp. (a)...............................        189,000
   2,300    CBS Corp. (a)...............................................         99,906
   5,000    Clear Channel Communications, Inc. (a)......................        344,688
   3,000    Comcast Corp. (a)...........................................        115,313
   1,600    Darden Restaurants, Inc. ...................................         34,900
     500    Hispanic Broadcasting Corp. (a).............................         37,938
     800    Infospace.com, Inc. (a).....................................         37,600
   2,100    International Network Services (a)..........................         84,788
   1,500    Mandalay Resort Group (a)...................................         31,688
   1,400    Metris Cos., Inc. ..........................................         57,050
   2,800    Omnicom Group Inc. .........................................        224,000
   3,500    Outback Steakhouse, Inc. (a)................................        137,594
   2,200    Outdoor Systems, Inc. (a)...................................         80,300
     900    SFX Entertainment, Inc. (a).................................         57,600
   1,550    TMP Worldwide Inc. (a)......................................         98,424
   2,300    Univision Communications Inc. (a)...........................        151,800
   2,050    Valassis Communications, Inc. (a)...........................         75,081
---------------------------------------------------------------------------------------
                                                                              2,108,695
---------------------------------------------------------------------------------------
E.D.P. PERIPHERALS AND SERVICES -- 5.5%
   1,500    Adaptec, Inc. (a)...........................................         52,969
     300    Affiliated Computer Services, Inc. (a)......................         15,187
   3,800    America Online, Inc. (a)....................................        419,900
   1,700    CNET, Inc. (a)..............................................         97,963
   3,500    CSG Systems International, Inc. (a).........................         91,656
   1,650    Fiserv, Inc. (a)............................................         51,666
     800    QLogic Corp. (a)............................................        105,600
     600    Sapient Corp. (a)...........................................         33,975
   1,400    SunGard Data Systems Inc. (a)...............................         48,300
   2,200    VeriSign, Inc. (a)..........................................        189,750
---------------------------------------------------------------------------------------
                                                                              1,106,966
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999
                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS AND DISTRIBUTORS -- 6.6%
   3,000    Broadcom Corp. (a)..........................................    $   433,688
   3,700    EMC Corp. (a)...............................................        203,500
   2,200    Flextronics International Inc. (a)..........................        122,100
   1,100    Gentex Corp. (a)............................................         30,800
   1,800    Jabil Circuit, Inc. (a).....................................         81,225
   1,000    SDL, Inc. (a)...............................................         51,063
     750    Solectron Corp. (a).........................................         50,016
   2,150    Uniphase Corp. (a)..........................................        356,900
---------------------------------------------------------------------------------------
                                                                              1,329,292
---------------------------------------------------------------------------------------
ENERGY -- 0.9%
   1,000    Amerada Hess Corp. .........................................         59,500
   2,400    Apache Corp. ...............................................         93,600
     400    Vastar Resources, Inc. .....................................         20,975
---------------------------------------------------------------------------------------
                                                                                174,075
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.2%
   3,500    Capital One Financial Corp. (a).............................        194,906
   5,100    Firstar Corp. ..............................................        142,800
   1,300    First Tennessee National Corp. .............................         49,805
     800    The Hertz Corp., Class A Shares.............................         49,600
   1,000    Knight/Trimark Group, Inc. (a)..............................         60,313
     700    Marsh & McLennan Cos., Inc. ................................         52,850
   1,100    Northern Trust Corp. .......................................        106,700
   1,260    Old Kent Financial Corp. ...................................         52,763
   1,400    Providian Financial Corp. ..................................        130,900
---------------------------------------------------------------------------------------
                                                                                840,637
---------------------------------------------------------------------------------------
HEALTHCARE -- 8.4%
   2,300    Allergan, Inc. .............................................        255,300
     500    Andrx Corp. (a).............................................         38,563
   2,000    Bausch & Lomb Inc. .........................................        153,000
   3,700    Biogen, Inc. (a)............................................        237,956
   1,000    Biomet, Inc. ...............................................         39,750
   2,100    Boston Scientific Corp. (a).................................         92,268
     600    Cree Research, Inc. (a).....................................         46,163
     800    IDEC Pharmaceuticals Corp. (a)..............................         61,650
   1,850    Immunex Corp. (a)...........................................        235,759
   3,200    Medimmune, Inc. (a).........................................        216,800
     700    Minimed Inc. (a)............................................         53,856
     600    St. Jude Medical, Inc. .....................................         21,375
     300    TLC The Lazer Center Inc. (a)...............................         14,400
   3,000    Visx, Inc. (a)..............................................        237,563
---------------------------------------------------------------------------------------
                                                                              1,704,403
---------------------------------------------------------------------------------------
PRECISION INSTRUMENTS -- 3.0%
   1,900    Applied Materials, Inc. (a).................................        140,362
   3,800    Network Appliance, Inc. (a).................................        212,325

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999
                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
PRECISION INSTRUMENTS -- 3.0% (CONTINUED)
   1,600    Teradyne, Inc. (a)..........................................    $   114,800
   2,600    Waters Corp. (a)............................................        138,125
---------------------------------------------------------------------------------------
                                                                                605,612
---------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- 3.3%
   1,300    ANTEC Corp. (a).............................................         41,681
   1,600    Danaher Corp................................................         93,000
   7,600    Metromedia Fiber Network, Inc. (a)..........................        273,124
   2,700    Tyco International, Ltd. ...................................        255,825
---------------------------------------------------------------------------------------
                                                                                663,630
---------------------------------------------------------------------------------------
RAW MATERIALS -- 0.6%
   1,000    Ball Corp. .................................................         42,250
     400    Weyerhaeuser Co. ...........................................         27,500
   1,100    Willamette Industries, Inc. ................................         50,669
---------------------------------------------------------------------------------------
                                                                                120,419
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 9.3%
   5,000    Altera Corp. (a)............................................        184,063
   2,500    Analog Devices, Inc. (a)....................................        125,469
   4,000    Conexant Systems, Inc. (a)..................................        232,250
   6,100    LSI Logic Corp. (a).........................................        281,363
   1,800    Motorola, Inc. .............................................        170,550
   2,200    PMC-Sierra, Inc. (a)........................................        129,663
   2,000    RF Micro Devices, Inc. (a)..................................        149,250
   2,000    STMicroelectronics N.V. ....................................        138,750
   1,200    Taiwan Semiconductor Manufacturing Co. Ltd. (a).............         40,800
   1,300    Texas Instruments Inc. .....................................        188,500
   4,200    Xilinx, Inc. (a)............................................        240,450
---------------------------------------------------------------------------------------
                                                                              1,881,108
---------------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 9.8%
   2,822    Cisco Systems, Inc. (a).....................................        182,018
   3,250    Comverse Technology, Inc. (a)...............................        245,375
   1,850    EchoStar Communications, Class A Shares (a).................        283,858
   1,700    General Instrument Corp. (a)................................         72,250
     800    McLeodUSA Inc., Class A Shares (a)..........................         44,000
   3,500    Nokia Corp., Sponsored ADR..................................        320,469
   2,000    Nortel Networks Corp. (a)...................................        173,625
   3,200    QUALCOMM Inc. (a)...........................................        459,200
   3,000    Vitesse Semiconductor Corp. (a).............................        202,313
---------------------------------------------------------------------------------------
                                                                              1,983,108
---------------------------------------------------------------------------------------
TRANSPORTATION -- 0.5%
   3,000    Southwest Airlines Co. .....................................         93,375
---------------------------------------------------------------------------------------
UTILITIES-TELEPHONE -- 1.6%
   1,250    CenturyTel, Inc. ...........................................         49,686
   1,000    Global TeleSystems Group, Inc. (a)..........................         81,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999
                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
UTILITIES-TELEPHONE -- 1.6% (CONTINUED)
   2,300    Level 3 Communications, Inc. (a)............................    $   138,144
   1,000    Nextel Communications, Inc. (a).............................         50,188
---------------------------------------------------------------------------------------
                                                                                319,018
---------------------------------------------------------------------------------------
            TOTAL COMMON STOCK   (Cost -- $13,162,315)..................     18,828,452
---------------------------------------------------------------------------------------

  FACE
 AMOUNT                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS(B) -- 6.6%
$150,000    U. S. Treasury Bill, 4.420% due 9/2/99......................        148,818
 300,000    U. S. Treasury Bill, 4.430% due 9/2/99......................        297,636
 150,000    U. S. Treasury Bill, 4.440% due 9/2/99......................        148,818
 750,000    U. S. Treasury Bill, 4.580% due 9/23/99.....................        742,020
---------------------------------------------------------------------------------------
            TOTAL U.S. TREASURY OBLIGATIONS   (Cost -- $1,337,334)......      1,337,292
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%   (Cost -- $14,499,649*)..........    $20,165,744
---------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b)  Rate represents annualized yield to maturity.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         INTERNATIONAL EQUITY PORTFOLIO

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
-------------------------------------------------------------------------------------------------
AUSTRALIA -- 1.8%
         90,534         Coca-Cola Amatil Ltd. ......................................  $   364,881
-------------------------------------------------------------------------------------------------
CANADA -- 0.9%
          4,000         The Toronto-Dominion Bank...................................      180,394
-------------------------------------------------------------------------------------------------
FINLAND -- 4.9%
         10,500         Nokia Oyj...................................................      961,406
-------------------------------------------------------------------------------------------------
FRANCE -- 4.9%
          4,000         Axa.........................................................      488,011
          4,000         Sidel S.A. (a)..............................................      486,361
-------------------------------------------------------------------------------------------------
                                                                                          974,372
-------------------------------------------------------------------------------------------------
GERMANY -- 0.5%
          5,900         Stinnes AG..................................................       92,122
-------------------------------------------------------------------------------------------------
GREECE -- 0.4%
          3,500         Hellenic Telecommunications Organization S.A. ..............       75,019
-------------------------------------------------------------------------------------------------
HONG KONG -- 7.4%
        383,340         Hong Kong & China Gas Co. Ltd. .............................      555,823
                        Hong Kong & China Gas Co. Ltd. Warrants, Expire 9/30/99
         15,840         (b).........................................................        2,572
        100,000         Hutchinson Whampoa Ltd. ....................................      905,412
-------------------------------------------------------------------------------------------------
                                                                                        1,463,807
-------------------------------------------------------------------------------------------------
IRELAND -- 8.6%
         51,092         Bank of Ireland.............................................      858,871
        108,000         Independent Newspapers PLC..................................      517,918
         25,638         Irish Continental Group PLC.................................      332,489
-------------------------------------------------------------------------------------------------
                                                                                        1,709,278
-------------------------------------------------------------------------------------------------
ITALY -- 5.7%
         20,000         Alleanza Assicurazioni S.p.A. (a)...........................      229,773
        150,000         Telecom Italia Mobile S.p.A. (a)............................      896,303
-------------------------------------------------------------------------------------------------
                                                                                        1,126,076
-------------------------------------------------------------------------------------------------
JAPAN -- 16.0%
         17,000         Hosiden Corp. ..............................................      366,575
          3,000         Matsushita Communication Industrial Co., Ltd. ..............      214,392
         11,000         Murata Manufacturing Co., Ltd. .............................      723,397
          1,400         Shohkoh Fund & Co., Ltd. ...................................    1,003,965
            800         Softbank Corp. .............................................      161,996
          3,500         Sony Corp. .................................................      377,355
         14,000         Terumo Corp. ...............................................      311,715
-------------------------------------------------------------------------------------------------
                                                                                        3,159,395
-------------------------------------------------------------------------------------------------
MEXICO -- 1.5%
        160,800         Cifra S.A. de CV (b)........................................      289,331
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         INTERNATIONAL EQUITY PORTFOLIO

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
NETHERLANDS -- 5.7%
         10,346         IHC Caland NV...............................................  $   405,454
         50,000         ING Groep NV Warrants, Expire 3/15/01 (b)...................      728,097
-------------------------------------------------------------------------------------------------
                                                                                        1,133,551
-------------------------------------------------------------------------------------------------
NORWAY -- 4.4%
         23,000         Tomra Systems ASA...........................................      864,782
-------------------------------------------------------------------------------------------------
SINGAPORE -- 5.2%
         22,000         Singapore Press Holdings Ltd. ..............................      374,743
         85,000         Venture Manufacturing Ltd. .................................      654,038
-------------------------------------------------------------------------------------------------
                                                                                        1,028,781
-------------------------------------------------------------------------------------------------
SPAIN -- 0.7%
         12,000         Indra Sistemas S.A. ........................................      129,325
-------------------------------------------------------------------------------------------------
SWEDEN -- 5.3%
         70,000         Securitas AB, Class B Shares................................    1,045,637
            700         Telelarm Care AB (b)........................................        8,109
-------------------------------------------------------------------------------------------------
                                                                                        1,053,746
-------------------------------------------------------------------------------------------------
SWITZERLAND -- 3.1%
         25,000         Mettler-Toledo International Inc. (b).......................      620,313
-------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 23.0%
         28,300         Boxmore International PLC...................................       57,323
         55,000         Capita Group PLC............................................      569,159
         45,000         Colt Telecom Group PLC (b)..................................      944,829
         10,000         Guardian IT PLC.............................................       89,061
        100,000         Hays PLC....................................................    1,043,505
         68,000         Misys PLC...................................................      581,495
         30,000         Serco Group PLC.............................................      676,229
        131,000         TeleWest Communications PLC (b).............................      584,380
-------------------------------------------------------------------------------------------------
                                                                                        4,545,981
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $11,820,625*)............  $19,772,560
-------------------------------------------------------------------------------------------------

(a) All or a portion of this security is on loan (See Note 15).
(b) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BBB          --   Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                  economic conditions or changing circumstances are more
                  likely to lead to a weakened capacity to pay interest and
                  repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC,  --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C          balance, as predominantly speculative with respect to the
                  issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
B            --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long
                  period of time may be small.
Caa          --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca           --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                                                  DIVERSIFIED
                                                                    MONEY          STRATEGIC
                                                                    MARKET           INCOME
                                                                  PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Cost......................................      $4,902,341      $ 90,007,142
  Foreign currency, at Cost.................................              --            19,201
----------------------------------------------------------------------------------------------
  Investments, at Value.....................................      $4,902,341      $ 89,205,160
  Foreign currency, at Value................................              --            18,910
  Cash......................................................             788         3,820,294
  Collateral for securities on loan (Note 15)...............              --         3,235,800
  Receivable for securities sold............................              --         8,299,501
  Receivable from broker -- variation margin................              --                --
  Dividends and interest receivable.........................           5,015         1,128,517
  Receivable for open forward foreign currency contracts
     (Note 7)...............................................              --            97,377
----------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................       4,908,144       105,805,559
----------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable..........................           5,142            32,841
  Dividends payable.........................................           8,627                --
  Administration fees payable...............................           1,434            14,596
  Payable for securities purchased..........................              --        20,842,087
  Payable to bank...........................................              --                --
  Payable for securities on loan (Note 15)..................              --         3,235,800
  Distribution fees payable.................................              --                --
  Payable for open forward foreign currency contracts (Note
     7).....................................................              --             3,242
  Accrued expenses..........................................          13,726            43,275
----------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................          28,929        24,171,841
----------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $4,879,215      $ 81,633,718
----------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares...............................      $    4,879      $      7,917
  Capital paid in excess of par value.......................       4,874,336        80,100,380
  Undistributed (overdistributed) net investment income.....              --         2,740,860
  Accumulated net realized gain (loss) from security
     transactions, futures contracts and foreign
     currencies.............................................              --          (503,623)
  Net unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currencies...............              --          (711,816)
----------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $4,879,215      $ 81,633,718
----------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class I Shares............................................       4,879,221         7,916,980
  Class II Shares (See Note 3)..............................              --                --
----------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class I Shares............................................           $1.00            $10.31
  Class II Shares (See Note 3)..............................              --                --
----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------
                                             JUNE 30, 1999

       EQUITY                 EQUITY           GROWTH          EMERGING        INTERNATIONAL
       INCOME                 INDEX          AND INCOME         GROWTH            EQUITY
      PORTFOLIO             PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------
     $23,487,938           $305,138,132      $23,335,180      $14,499,649       $11,820,625
              --                     --               --               --               162
--------------------------------------------------------------------------------------------
     $31,630,947           $366,248,472      $32,686,887      $20,165,744       $19,772,560
              --                     --               --               --               162
              --                     --               --           50,392           410,700
              --                     --               --               --         1,714,000
         646,484              1,674,595          346,183           24,978           446,723
              --                 50,000               --               --                --
         180,016                285,235           65,716            3,415            25,993
              --                     --               --               --                80
--------------------------------------------------------------------------------------------
      32,457,447            368,258,302       33,098,786       20,244,529        22,370,218
--------------------------------------------------------------------------------------------
          13,422                 60,640           13,234           12,453            15,583
              --                     --               --               --                --
           5,965                 24,604            5,882            4,524             3,667
         532,191             14,876,663               --               --                --
         469,418              1,192,077           48,021               --                --
              --                     --               --               --         1,714,000
              --                    280               --               --                --
              --                     --               --               --                --
          20,075                 30,535           26,968           17,993            62,415
--------------------------------------------------------------------------------------------
       1,041,071             16,184,799           94,105           34,970         1,795,665
--------------------------------------------------------------------------------------------
     $31,416,376           $352,073,503      $33,004,681      $20,209,559       $20,574,553
--------------------------------------------------------------------------------------------
     $     2,415           $     10,565      $     2,027      $     1,044       $     1,514
      20,815,371            289,211,517       16,782,330        8,065,722        10,643,147
         530,307              1,586,541          192,483         (101,425)         (481,826)
       1,925,274                 74,228        6,676,163        6,578,123         2,460,278
       8,143,009             61,190,652        9,351,678        5,666,095         7,951,440
--------------------------------------------------------------------------------------------
     $31,416,376           $352,073,503      $33,004,681      $20,209,559       $20,574,553
--------------------------------------------------------------------------------------------
       2,415,116             10,501,026        2,026,997        1,043,831         1,513,998
              --                 64,357               --               --                --
--------------------------------------------------------------------------------------------
          $13.01                 $33.32           $16.28           $19.36             $13.59
              --                 $33.31               --               --                 --
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                                    DIVERSIFIED
                                                                     MONEY           STRATEGIC
                                                                    MARKET            INCOME
                                                                   PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................       $124,023         $ 2,991,591
  Dividends.................................................             --               6,112
  Less: Foreign withholding tax.............................             --                  --
-----------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................        124,023           2,997,703
-----------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3).........................          8,653             182,517
  Custody...................................................          6,700               9,222
  Audit and legal...........................................          6,511              13,692
  Shareholder and system servicing fees.....................          5,096               6,179
  Administration fees (Note 3)..............................          3,775              81,119
  Trustees' fees............................................            849               3,296
  Shareholder communications................................            566              11,398
  Distribution fees.........................................             --                  --
  Pricing service fees......................................             --               6,981
  Other.....................................................          4,769               2,564
-----------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................         36,919             316,968
  Less: Investment advisory and administration fee waivers
     (Note 3)...............................................         (5,851)                 --
-----------------------------------------------------------------------------------------------
  NET EXPENSES..............................................         31,068             316,968
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................         92,955           2,680,735
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 4, 5 AND 7):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
      securities*)..........................................              2          (1,231,747)
     Futures contracts......................................             --                  --
     Foreign currency transactions..........................             --             727,752
-----------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................              2            (503,995)
-----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments, Futures Contracts and Foreign Currencies:
     Beginning of period....................................             --           1,113,112
     End of period..........................................             --            (711,816)
-----------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)......             --          (1,824,928)
-----------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES........................................              2          (2,328,923)
-----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................       $ 92,957         $   351,812
-----------------------------------------------------------------------------------------------

* Represents net realized gains only from short-term securities for the Money Market Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------
                   FOR THE SIX MONTHS ENDED JUNE 30, 1999

    EQUITY           EQUITY             GROWTH            EMERGING          INTERNATIONAL
    INCOME            INDEX           AND INCOME           GROWTH              EQUITY
   PORTFOLIO        PORTFOLIO          PORTFOLIO          PORTFOLIO           PORTFOLIO
---------------------------------------------------------------------------------------------------
$   198,023        $   293,003        $   54,712         $    15,531         $   10,941
    477,128          1,636,884           275,743              14,390            154,356
         --                 --              (902)               (264)           (13,048)
-----------------------------------------------------------------------------------------
    675,151          1,929,887           329,553              29,657            152,249
-----------------------------------------------------------------------------------------
     74,956            189,473            75,783              76,258             93,022
      1,288             47,605             1,638               8,926             16,091
     12,340              8,083             8,442               8,643              9,338
      5,933              6,965             6,126               7,115              5,817
     33,314             76,095            33,681              20,336             21,888
      4,047              2,976             1,669               1,636              1,586
      4,945              9,917             5,951               3,240              3,638
         --                280                --                  --                 --
      1,484                 --                --                  --              1,645
      5,000                992             2,527               3,700                464
-----------------------------------------------------------------------------------------
    143,307            342,386           135,817             129,854            153,489
         --                 --                --                  --                 --
-----------------------------------------------------------------------------------------
    143,307            342,386           135,817             129,854            153,489
-----------------------------------------------------------------------------------------
    531,844          1,587,501           193,736            (100,197)            (1,240)
-----------------------------------------------------------------------------------------
  1,925,142            677,913         6,676,245           6,596,423          2,475,926
         --           (536,844)               --                  --                 --
         --                 --                --                  --            (15,644)
-----------------------------------------------------------------------------------------
  1,925,142            141,069         6,676,245           6,596,423          2,460,282
-----------------------------------------------------------------------------------------
  9,765,976         32,871,535        13,187,934           8,147,095          8,437,076
  8,143,009         61,190,652         9,351,678           5,666,095          7,951,440
-----------------------------------------------------------------------------------------
 (1,622,967)        28,319,117        (3,836,256)         (2,481,000)          (485,636)
-----------------------------------------------------------------------------------------
    302,175         28,460,186         2,839,989           4,115,423          1,974,646
-----------------------------------------------------------------------------------------
$   834,019        $30,047,687        $3,033,725         $ 4,015,226         $1,973,406
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                               DIVERSIFIED
                                                                 MONEY          STRATEGIC
                                                                MARKET           INCOME
                                                               PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $    92,955      $ 2,680,735
  Net realized gain (loss)..................................            2         (503,995)
  Change in net unrealized appreciation (depreciation)......           --       (1,824,928)
------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................       92,957          351,812
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................      (92,957)      (3,784,662)
  Net realized gains........................................           --         (980,265)
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................      (92,957)      (4,764,927)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 16):
  Net proceeds from sale of shares..........................    3,383,065        9,451,058
  Net asset value of shares issued for reinvestment of
     dividends..............................................       94,007        4,764,928
  Cost of shares reacquired.................................   (3,269,094)      (9,138,835)
------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................      207,978        5,077,151
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................      207,978          664,036
NET ASSETS:
  Beginning of period.......................................    4,671,237       80,969,682
------------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $ 4,879,215      $81,633,718
------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                           --       $2,740,860
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999

      EQUITY            EQUITY           GROWTH          EMERGING        INTERNATIONAL
      INCOME            INDEX          AND INCOME         GROWTH            EQUITY
     PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------
    $   531,844      $  1,587,501      $   193,736      $  (100,197)      $    (1,240)
      1,925,142           141,069        6,676,245        6,596,423         2,460,282
     (1,622,967)       28,319,117       (3,836,256)      (2,481,000)         (485,636)
--------------------------------------------------------------------------------------
        834,019        30,047,687        3,033,725        4,015,226         1,973,406
--------------------------------------------------------------------------------------
     (1,468,911)       (1,249,998)        (576,234)              --           (10,151)
     (5,820,649)       (1,776,474)      (5,700,082)      (3,686,844)       (2,245,247)
--------------------------------------------------------------------------------------
     (7,289,560)       (3,026,472)      (6,276,316)      (3,686,844)       (2,255,398)
--------------------------------------------------------------------------------------
        333,872       149,080,857          264,688          487,973           113,298
      7,289,560         3,026,472        6,276,317        3,686,844         2,255,398
     (7,246,442)       (4,221,754)      (6,074,633)      (5,440,796)       (4,994,244)
--------------------------------------------------------------------------------------
        376,990       147,885,575          466,372       (1,265,979)       (2,625,548)
--------------------------------------------------------------------------------------
     (6,078,551)      174,906,790       (2,776,219)        (937,597)       (2,907,540)
     37,494,927       177,166,713       35,780,900       21,147,156        23,482,093
--------------------------------------------------------------------------------------
    $31,416,376      $352,073,503      $33,004,681      $20,209,559       $20,574,553
--------------------------------------------------------------------------------------
       $530,307        $1,586,541         $192,483        $(101,425)         $(481,826)
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                               DIVERSIFIED
                                                                 MONEY          STRATEGIC
                                                                MARKET            INCOME
                                                               PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   211,221      $  4,724,620
  Net realized gain.........................................           59           210,998
  Increase (decrease) in net unrealized appreciation........           --          (347,473)
-------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      211,280         4,588,145
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (211,278)       (4,468,175)
  Net realized gains........................................           --                --
-------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (211,278)       (4,468,175)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 16):
  Net proceeds from sale of shares..........................    8,425,171        30,385,689
  Net asset value of shares issued for reinvestment of
     dividends..............................................      211,918         4,468,175
  Cost of shares reacquired.................................   (8,718,390)      (16,561,693)
-------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................      (81,301)       18,292,171
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................      (81,299)       18,412,141
NET ASSETS:
  Beginning of year.........................................    4,752,536        62,557,541
-------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 4,671,237      $ 80,969,682
-------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                           --        $3,844,787
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 1998

      EQUITY            EQUITY            GROWTH          EMERGING        INTERNATIONAL
      INCOME            INDEX           AND INCOME         GROWTH            EQUITY
     PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------
    $ 1,468,850      $  1,231,761      $    578,997      $  (176,291)     $    (66,254)
      5,820,781         1,771,175         5,699,928        3,689,801         5,397,150
       (695,799)       21,481,836        (1,845,036)       2,696,829          (908,605)
---------------------------------------------------------------------------------------
      6,593,832        24,484,772         4,433,889        6,210,339         4,422,291
---------------------------------------------------------------------------------------
     (1,898,883)         (249,653)         (672,200)              --          (121,294)
     (1,821,123)         (658,235)       (3,971,293)      (3,312,304)               --
---------------------------------------------------------------------------------------
     (3,720,006)         (907,888)       (4,643,493)      (3,312,304)         (121,294)
---------------------------------------------------------------------------------------
        709,065       127,445,128         1,262,764        1,191,991         1,274,980
      3,720,006           907,888         4,643,493        3,312,304           121,294
    (15,882,004)      (10,114,491)      (13,129,695)      (6,259,617)      (10,562,558)
---------------------------------------------------------------------------------------
    (11,452,933)      118,238,525        (7,223,438)      (1,755,322)       (9,166,284)
---------------------------------------------------------------------------------------
     (8,579,107)      141,815,409        (7,433,042)       1,142,713        (4,865,287)
     46,074,034        35,351,304        43,213,942       20,004,443        28,347,380
---------------------------------------------------------------------------------------
    $37,494,927      $177,166,713      $ 35,780,900      $21,147,156      $ 23,482,093
---------------------------------------------------------------------------------------
     $1,467,374        $1,249,038          $574,981          $(1,228)         $(470,435)
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"), formerly known as the Smith Barney Series Fund. The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers three other portfolios: Appreciation, Intermediate High Grade and Total Return Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate semi-annual report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued at the mean between the bid and asked prices at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax;
(j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios capital accounts to reflect permanent book/tax differences and income gains available for distributions under income tax regulations. In addition, a portion of accumulated net realized gains amounting to $21,284, $62 and $22,247 was reclassified to paid-in capital for the Emerging Growth, Equity Income and Equity Index Portfolios, respectively. Moreover, a portion of undistributed (overdistributed) net investment income amounting to $2,597, ($176,240) and $54 was reclassified to paid-in capital for the Growth and Income, Emerging Growth and Equity Index Portfolios. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2.  DIVIDENDS

     The Money Market Portfolio declares dividends daily from net investment income and distributes such dividends monthly. Net realized capital gains, if any, are declared and distributed annually.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Money Market, Diversified Strategic Income, Equity Income, Growth and Income and International Equity Portfolios, has entered into an investment advisory agreement with SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp. SSBC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which is in turn a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"). The Fund, on behalf of the Equity Index Portfolio, has entered into an investment advisory agreement with Travelers Investment Management Co. ("TIMCO"). In addition, the Fund, on behalf of the Emerging Growth Portfolio, has entered into an investment advisory agreement with Van Kampen American Capital Asset Management, Inc. ("VKAC"). Under each respective investment advisory agreement, the Portfolios pay an investment advisory fee calculated at an annual rate of their respective average daily net assets. These fees are calculated daily and paid monthly. For the six months ended June 30, 1999, for the Money Market Portfolio, SSBC has waived $3,511 of its investment advisory fee.

     The respective advisers and annual rates are as follows:

            PORTFOLIO                                          ADVISOR                              RATE
--------------------------------------------------------------------------------------------------------
Money Market                         SSBC Fund Management Inc.                                      0.30%
Diversified Strategic Income         SSBC Fund Management Inc.                                      0.45
Equity Income                        SSBC Fund Management Inc.                                      0.45
Equity Index                         Travelers Investment Management Co.                            0.15
Growth and Income                    SSBC Fund Management Inc.                                      0.45
Emerging Growth                      Van Kampen American Capital Asset Management, Inc.             0.75
International Equity                 SSBC Fund Management Inc.                                      0.85
--------------------------------------------------------------------------------------------------------

     Smith Barney Global Capital Management, Inc. ("SBGCM") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by SSBC calculated at an annual rate of 0.15% of the Portfolio's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to SBGCM.

     The Fund, on behalf of the Portfolios, has also entered into an administration agreement with SSBC. Under the agreement, each Portfolio pays an administration fee calculated at an annual rate of 0.20% of the average daily net assets; except for the Equity Index Portfolio which pays an administration fee of 0.06%. These fees are calculated daily and paid monthly. For the six months ended June 30, 1999, for the Money Market Portfolio, SSBC has waived $2,340 of its administration fee.

     For the six months ended June 30, 1999, the Growth and Income, Emerging Growth and International Equity Portfolios paid Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, brokerage commissions of $180, $292 and $570, respectively.

     The Fund, on behalf of the Equity Index Portfolio, has adopted a plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Portfolio's Class II shares. The Plan provides that the Fund, on behalf of the Portfolio, shall pay a fee of up to 0.25% of the average daily net assets of the Portfolio attributable to Class II shares.

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     4.  INVESTMENTS

     During the six months ended June 30, 1999, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
----------------------------------------------------------------------------------------
Diversified Strategic Income................................  $ 63,977,898   $47,971,550
Equity Income...............................................       806,816     6,901,884
Equity Index................................................   146,972,644     4,101,979
Growth and Income...........................................    13,552,646    19,402,741
Emerging Growth.............................................    12,599,150    18,604,841
International Equity........................................     2,630,397     8,682,500
----------------------------------------------------------------------------------------

     At June 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                 NET
                                                                                              UNREALIZED
                                                                                             APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Diversified Strategic Income................................  $ 1,069,195    $(1,871,177)    $  (801,982)
Equity Income...............................................    8,478,706       (335,697)      8,143,009
Equity Index................................................   64,471,777     (3,361,437)     61,110,340
Growth and Income...........................................    9,991,886       (640,179)      9,351,707
Emerging Growth.............................................    5,897,107       (231,012)      5,666,095
International Equity........................................    8,271,776       (319,841)      7,951,935
----------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At June 30, 1999, the Equity Index Portfolio had the following open futures contracts:

                                               EXPIRATION     # OF        BASIS        MARKET     UNREALIZED
          FUTURES CONTRACTS BOUGHT             MONTH/YEAR   CONTRACTS     VALUE        VALUE         GAIN
------------------------------------------------------------------------------------------------------------
S&P 500 Stock Index..........................     9/99          8       $2,683,088   $2,763,400    $80,312
------------------------------------------------------------------------------------------------------------

     6.  OPTION CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time enter into option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At June 30, 1999, the Portfolios held no purchased call or put options.

     When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

     During the six months ended June 30, 1999, the Portfolios did not write any call or put options.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Diversified Strategic Income, Emerging Growth and International Equity Portfolios have the ability to enter into forward foreign currency contracts.

     At June 30, 1999, the Diversified Strategic Income and International Equity Portfolios had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                          LOCAL       MARKET        SETTLEMENT   UNREALIZED
                   FOREIGN CURRENCY                      CURRENCY     VALUE            DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
TO SELL:
  Australian Dollars..................................   1,180,000  $  781,216        7/21/99      $(3,242)
  European Currency Unit..............................   2,040,000   2,107,156        7/21/99        8,671
  European Currency Unit..............................     182,418     189,675        9/15/99        5,644
  European Currency Unit..............................     224,936     233,884        9/15/99        3,266
  Great British Pound.................................   3,200,000   5,044,814        7/21/99       52,338
  Great British Pound.................................     104,989     165,770        9/22/99        2,454
  New Zealand Dollar..................................   3,990,000   2,115,152        7/21/99       25,004
------------------------------------------------------------------------------------------------------------
Total Unrealized Gain on Forward Foreign Currency
  Contracts...........................................                                             $94,135
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

INTERNATIONAL EQUITY PORTFOLIO

                                                            LOCAL      MARKET       SETTLEMENT   UNREALIZED
                    FOREIGN CURRENCY                       CURRENCY    VALUE           DATE         GAIN
-----------------------------------------------------------------------------------------------------------
TO BUY:
  Japanese Yen..........................................  54,158,466  $447,574        7/2/99        $80
-----------------------------------------------------------------------------------------------------------

     8.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     9.  REVERSE REPURCHASE AGREEMENTS

     The Diversified Strategic Income, Equity Income and International Equity Portfolios may enter into reverse repurchase agreements for leveraging purposes.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At June 30, 1999, the Portfolios had no open reverse repurchase agreements.

     10.  CONCENTRATION OF RISK

     Under normal market conditions, the Money Market Portfolio invests at least 25% of its assets in short-term bank instruments and the Equity Income Portfolio invests at least 25% of its assets in the utility industry. Because of their concentration policy, these Portfolios may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives. Various factors could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

     11.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     12.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Diversified Strategic Income, Equity Income, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Portfolio enters into the TBA transaction, the custodian maintains cash, U.S. government securities or other liquid high grade

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

debt obligations in a segregated account equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 1999, there were three TBA securities held by the Diversified Strategic Income Portfolio with a total cost of $15,750,762.

     13.  MORTGAGE ROLL TRANSACTIONS

     The Diversified Strategic Income Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At June 30, 1999, there were no open mortgage roll transactions in the Portfolio.

     14.  SHORT SALES AGAINST THE BOX

     The Equity Income, Emerging Growth and International Equity Portfolios each have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 1999, the Portfolios had no open short sales against the box.

     15.  LENDING OF SECURITIES

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios each have the ability to lend its securities to brokers, dealers and other financial organizations.

     The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 1999, the Portfolios listed below had loaned common stocks and bonds which were collateralized by cash. In addition, the International Equity Portfolio had loaned common stocks collateralized by securities. The market value for the securities on loan were as follows:

                         PORTFOLIO                              VALUE
------------------------------------------------------------------------
Diversified Strategic Income................................  $3,227,426
International Equity........................................   1,611,981
------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 1999, the cash collateral held for the securities on loan was as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO
                    SECURITY DESCRIPTION                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Banca Commerciale Italiano, Singapo, 5.630% due 7/1/99....  $  137,493
  Bank of Austria, 6.000% due 7/1/99........................      32,186
  Credit Agricole Indozuez Singapore, 6.000% due 7/1/99.....     137,493
  Deutsche Bank London, 6.000% due 7/1/99...................     137,493
  Nordeutsche Landesbank Singapore, 5.630%, due 7/1/99......     137,493
  Rabobank, London, 6.000% due 7/1/99.......................     137,492
  Societe Generale, 5.750% due 7/1/99.......................     137,493
  Svenska London, 6.000% due 7/1/99.........................     137,492
  Toronto Dominion-London, 6.000% due 7/1/99................     137,493
  Credit Commerciale de France Brusse, 6.130% due 7/1/99....     137,493
  Bayerische Landesbank, Munich, 6.130% due 7/1/99..........     137,492
  Abbey National London, 6.500% due 7/1/99..................     137,493
  Bank of Nova Scotia London, 6.500% due 7/1/99.............     137,493
  Banque Bruxelles Lambert London, 6.630% due 7/1/99........     137,493
  Kredietbank, Brussels, 6.630% due 7/1/99..................     137,493
  Westdeutsche Landesbank Singapore, 6.250% due 7/1/99......     137,493
  Union Bank of Switzerland, G.C., 6.250% due 7/1/99........     137,493
  Halifax Plc, 5.880% due 7/1/99............................     137,492
  Fifth Third Bank, G.C., 5.500% due 7/1/99.................      49,997
REPURCHASE AGREEMENTS:
  Banc of America Securities LLC, 6.050% due 7/1/99.........     128,887
COMMERCIAL PAPER:
  Tulip Funding, 5.880% due 7/1/99..........................     137,470
  Ford Motor Credit Corp., 6.000% due 7/1/99................     137,470
  GE Capital International, 5.750% due 7/1/99...............     137,473
  Sheffield Receivable Corp., 5.880% due 7/1/99.............     137,470
  Associates First Capital, 5.800% due 7/1/99...............     137,470
------------------------------------------------------------------------
Total.......................................................  $3,235,800
------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                     INTERNATIONAL EQUITY PORTFOLIO
                    SECURITY DESCRIPTION                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Banca Commerciale Italiano, Singapo, 5.630% due 7/1/99....  $   72,830
  Bank of Austria, 6.000% due 7/1/99........................      17,049
  Credit Agricole Indozuez Singapore, 6.000% due 7/1/99.....      72,829
  Deutsche Bank London, 6.000% due 7/1/99...................      72,830
  Nordeutsche Landesbank Singapore, 5.630%, due 7/1/99......      72,829
  Rabobank, London, 6.000% due 7/1/99.......................      72,830
  Societe Generale, 5.750% due 7/1/99.......................      72,829
  Svenska London, 6.000% due 7/1/99.........................      72,830
  Toronto Dominion-London, 6.000% due 7/1/99................      72,830
  Credit Commerciale de France Brusse, 6.130% due 7/1/99....      72,830
  Bayerische Landesbank, Munich, 6.130% due 7/1/99..........      72,829
  Abbey National London, 6.500% due 7/1/99..................      72,830
  Bank of Nova Scotia London, 6.500% due 7/1/99.............      72,830
  Banque Bruxelles Lambert London, 6.630% due 7/1/99........      72,830
  Kredietbank, Brussels, 6.630% due 7/1/99..................      72,830
  Westdeutsche Landesbank Singapore, 6.250% due 7/1/99......      72,830
  Union Bank of Switzerland, G.C., 6.250% due 7/1/99........      72,830
  Halifax Plc, 5.880% due 7/1/99............................      72,830
  Fifth Third Bank, G.C., 5.500% due 7/1/99.................      26,483
REPURCHASE AGREEMENTS:
  Banc of America Securities LLC, 6.050% due 7/1/99.........      68,271
COMMERCIAL PAPER:
  Tulip Funding, 5.880% due 7/1/99..........................      72,818
  Associates First Capital, 5.800% due 7/1/99...............      72,818
  Ford Motor Credit Corp., 6.000% due 7/1/99................      72,817
  GE Capital International, 5.750% due 7/1/99...............      72,820
  Sheffield Receivable Corp., 5.880% due 7/1/99.............      72,818
------------------------------------------------------------------------
Total.......................................................  $1,714,000
------------------------------------------------------------------------

     Income earned by the Portfolios from securities loaned for the six months ended June 30, 1999 was as follows:

                         PORTFOLIO                            VALUE
--------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $9,810
International Equity Portfolio..............................   3,300
--------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     16.  SHARES OF BENEFICIAL INTEREST

     At June 30, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each portfolio were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 1999     DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................      3,383,065          8,425,171
Shares issued on reinvestment...............................         94,007            211,918
Shares reacquired...........................................     (3,269,094)        (8,718,390)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        207,978            (81,301)
--------------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold.................................................        861,780          2,787,964
Shares issued on reinvestment...............................        464,870            420,732
Shares reacquired...........................................       (836,480)        (1,524,911)
--------------------------------------------------------------------------------------------------
Net Increase................................................        490,170          1,683,785
--------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
Shares sold.................................................         19,923             44,887
Shares issued on reinvestment...............................        556,880            248,332
Shares reacquired...........................................       (450,755)        (1,013,794)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        126,048           (720,575)
--------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO CLASS I SHARES
Shares sold.................................................      4,628,944          4,762,662
Shares issued on reinvestment...............................         94,293             33,135
Shares reacquired...........................................       (129,681)          (386,788)
--------------------------------------------------------------------------------------------------
Net Increase................................................      4,593,556          4,409,009
--------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO CLASS II SHARES(1)
Shares sold.................................................         67,664                 --
Shares issued on reinvestment...............................            432                 --
Shares reacquired...........................................         (3,739)                --
--------------------------------------------------------------------------------------------------
Net Increase................................................         64,357                 --
--------------------------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
Shares sold.................................................         13,861             67,202
Shares issued on reinvestment...............................        399,003            254,438
Shares reacquired...........................................       (322,749)          (715,341)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         90,115           (393,701)
--------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
Shares sold.................................................         23,253             68,440
Shares issued on reinvestment...............................        201,467            192,913
Shares reacquired...........................................       (258,196)          (370,092)
--------------------------------------------------------------------------------------------------
Net Decrease................................................        (33,476)          (108,739)
--------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Shares sold.................................................          7,866             90,783
Shares issued on reinvestment...............................        165,838              8,751
Shares reacquired...........................................       (344,412)          (821,260)
--------------------------------------------------------------------------------------------------
Net Decrease................................................       (170,708)          (721,726)
--------------------------------------------------------------------------------------------------

(1) For the period from March 22, 1999 (inception date) to June 30, 1999.

     At June 30, 1999, the total paid-in-capital for the Equity Index Portfolio amounted to the following for each class:

                                                                 AMOUNT
--------------------------------------------------------------------------
Class I.....................................................  $287,143,404
Class II....................................................     2,078,678
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

         MONEY MARKET PORTFOLIO            1999(1)         1998         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....   $1.000        $1.000        $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------------
  Net investment income (2)..............    0.019         0.043         0.044        0.047        0.052        0.035
  Dividends from net investment income...   (0.019)       (0.043)       (0.044)      (0.047)      (0.052)      (0.035)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........   $1.000         $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.............................     1.86%++       4.40%         4.47%        4.80%        5.31%        3.56%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)........   $4,879         $4,671       $4,753       $5,888       $5,653       $7,141
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)...........................     1.25%+        1.24%         1.20%        0.75%        0.75%        0.75%
  Net investment income..................     3.73+         4.30          4.38         4.70         5.19         3.65
---------------------------------------------------------------------------------------------------------------------

 DIVERSIFIED STRATEGIC INCOME PORTFOLIO    1999(1)(3)       1998(3)       1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....      $10.90        $10.89       $10.98       $10.01       $ 9.18       $10.07
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (4)..............        0.33          0.69         0.77         0.88         0.74         0.58
  Net realized and unrealized gain
     (loss)..............................       (0.28)       (0.01)         0.12         0.24         0.70        (0.86)
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations......        0.05          0.68         0.89         1.12         1.44        (0.28)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..................       (0.51)       (0.67)        (0.98)       (0.15)       (0.61)       (0.58)
  Net realized gains.....................       (0.13)           --           --           --           --           --
  Capital................................          --            --           --           --           --        (0.03)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions......................       (0.64)       (0.67)        (0.98)       (0.15)       (0.61)       (0.61)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........      $10.31        $10.90       $10.89       $10.98       $10.01       $ 9.18
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.............................        0.45%++       6.41%        8.14%       11.16%       16.18%       (2.81)%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)........     $81,634       $80,970      $62,558      $59,515      $59,316      $55,260
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...............................        0.78%+        0.78%        0.78%        0.84%        0.90%        0.95%
  Net investment income (4)..............        6.61+         6.38         7.29         7.94         7.73         7.31
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..................          60%           86%          47%         106%          46%          54%
-----------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).
(2) For the Money Market Portfolio, the Investment Adviser waived all or part of its fees for the six months ended June 30, 1999, the year ended December 31, 1998 and the three-year period ended December 31, 1996. For the Money Market Portfolio, the Investment Adviser also reimbursed expenses of $16,616 for the year ended December 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                       PER SHARE DECREASES TO
                                                       NET INVESTMENT INCOME
                             --------------------------------------------------------------------------
        PORTFOLIO            1999(1)         1998        1997        1996          1995          1994
        ---------            -------         ----        ----        ----          ----          ----
  Money Market.........       $0.002        $0.005       N/A        $0.005        $0.005        $0.005

                                                     EXPENSE RATIOS WITHOUT
                                                   WAIVERS AND REIMBURSEMENTS
                         ------------------------------------------------------------------------------
        PORTFOLIO        1999(1)          1998         1997        1996           1995           1994
        ---------        -------          ----         ----        ----           ----           ----
  Money Market.........      1.48%+         1.74%      N/A           1.25%          1.21%          1.26%

(3) Per share amounts have been calculated using the monthly average shares method.
(4) Includes realized gains and losses from foreign currency transactions for the three years ended December 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

       EQUITY INCOME PORTFOLIO             1999(1)(2)       1998(2)        1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $16.38         $15.31       $13.01       $12.35       $ 9.87       $11.55
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............            0.35           0.53         0.77         0.63         0.54         0.58
  Net realized and unrealized gain
     (loss)..........................            0.12           1.94         2.28         0.11         2.56        (1.75)
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.........................            0.47           2.47         3.05         0.74         3.10        (1.17)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............           (0.77)         (0.71)       (0.75)       (0.08)       (0.62)       (0.49)
  Net realized gains.................           (3.07)         (0.69)          --           --           --        (0.02)
------------------------------------------------------------------------------------------------------------------------
Total Distributions..................           (3.84)         (1.40)       (0.75)       (0.08)       (0.62)       (0.51)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......          $13.01         $16.38       $15.31       $13.01       $12.35       $ 9.87
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................            2.75%++       16.99%       23.52%        5.99%       32.47%      (10.20)%
------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....         $31,416        $37,495      $46,074      $45,616      $52,444      $44,417
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................            0.86%+         0.79%        0.77%        0.77%        0.95%        0.84%
  Net investment income..............            3.20+          3.43         4.42         4.53         4.95         5.51
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............               2%            43%          42%          28%          33%          21%
------------------------------------------------------------------------------------------------------------------------
  EQUITY INDEX PORTFOLIO - CLASS I
               SHARES                      1999(1)(2)       1998(2)        1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................          $29.99         $23.59       $18.36       $15.58       $11.69       $11.90
------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (3)..........            0.21           0.36         0.12         0.22         0.25         0.23
  Net realized and unrealized gain
     (loss)..........................            3.41           6.33         5.76         3.17         3.88        (0.14)
------------------------------------------------------------------------------------------------------------------------
Total Income From Operations.........            3.62           6.69         5.88         3.39         4.13         0.09
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............           (0.12)         (0.08)       (0.17)       (0.23)       (0.23)       (0.15)
  Net realized gains.................           (0.17)         (0.21)       (0.48)       (0.38)       (0.01)       (0.15)
------------------------------------------------------------------------------------------------------------------------
Total Distributions..................           (0.29)         (0.29)       (0.65)       (0.61)       (0.24)       (0.30)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......          $33.32         $29.99       $23.59       $18.36       $15.58       $11.69
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................           12.13%++       28.46%       32.16%       21.68%       35.81%        0.85%
------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....      $  349,930       $177,167      $35,351      $19,258      $15,230      $10,225
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)(4)....................            0.27%+         0.30%        0.76%        1.06%        1.00%        1.00%
  Net investment income..............            1.25+          1.36         1.08         1.37         1.84         2.10
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............               2%             5%           6%           7%           5%           1%
------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the year ended December 31, 1998, MMC agreed to reimburse expenses of $114,983 related to the Equity Index Portfolio. In addition, for the Equity Index Portfolio, the Investment Adviser waived all or part of its fees for the two-year period ended December 31, 1995. In addition, IDS Life reimbursed expenses of $6,842 and $25,496 for the two-year period ended December 31, 1995. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                  PER SHARE DECREASES TO
                                                                   NET INVESTMENT INCOME
                                                      -----------------------------------------------
                    PORTFOLIO                         1998       1997      1996      1995       1994
                    ---------                         ----       ----      ----      ----       ----
  Equity Index..................................      $0.02      N/A       N/A       $0.02      $0.06

                                                             EXPENSE RATIOS WITHOUT
                                                           WAIVERS AND REIMBURSEMENTS
                                                  --------------------------------------------
                    PORTFOLIO                     1998      1997      1996      1995      1994
                    ---------                     ----      ----      ----      ----      ----
  Equity Index..................................  0.42%     N/A       N/A       1.17%     1.53%

(4) As a result of the 0.30% voluntary expense limitation for the ratio of expenses to average net assets, which became effective during 1998, the investment manager will reimburse fees for the amount that exceeds the limitation.
++ Total return is not annualized as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

          EQUITY INDEX PORTFOLIO - CLASS II SHARES            1999(1)(2)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $31.71
------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income.....................................      0.08
  Net realized and unrealized gain..........................      1.81
------------------------------------------------------------------------
Total Income From Operations................................      1.89
------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................     (0.12)
  Net realized gains........................................     (0.17)
------------------------------------------------------------------------
Total Distributions.........................................     (0.29)
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................      $33.31
------------------------------------------------------------------------
TOTAL RETURN................................................      6.02%++
------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................    $2,144
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................      0.46%+
  Net investment income.....................................      0.96+
------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................         2%
------------------------------------------------------------------------

(1) For the period from March 22, 1999 (inception date) to June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

      GROWTH AND INCOME PORTFOLIO             1999(1)(2)      1998(2)        1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....          $18.47       $18.54        $16.43       $13.73       $10.75       $11.37
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (3).............            0.15         0.27          0.31         0.27         0.26         0.27
  Net realized and unrealized gain
     (loss).............................            1.45         1.93          3.41         2.45         2.99        (0.63)
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.....            1.60         2.20          3.72         2.72         3.25        (0.36)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.................           (0.35)       (0.33)        (0.29)       (0.02)       (0.27)       (0.26)
  Net realized gains....................           (3.44)       (1.94)        (1.32)          --           --           --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions.....................           (3.79)       (2.27)        (1.61)       (0.02)       (0.27)       (0.26)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........          $16.28        $18.47       $18.54       $16.43       $13.73       $10.75
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN............................            9.38%++     11.88%        22.94%       19.83%       30.49%       (3.20)%
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......         $33,005      $35,781       $43,214      $38,502      $35,158      $29,625
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)..........................            0.81%+       0.72%         0.77%        0.83%        0.98%        0.93%
  Net investment income.................            1.15+        1.45          1.62         1.67         2.09         2.52
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................              40%          13%           17%          22%          17%          77%
--------------------------------------------------------------------------------------------------------------------------

       EMERGING GROWTH PORTFOLIO              1999(1)(2)      1998(2)        1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD....          $19.63       $16.87        $15.83       $13.76       $ 9.63       $10.41
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss) (3)......           (0.10)       (0.15)        (0.12)       (0.10)       (0.03)        0.00*
  Net realized and unrealized gain
     (loss).............................            4.00         5.98          3.32         2.55         4.16        (0.78)
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.....            3.90         5.83          3.20         2.45         4.13        (0.78)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.................              --           --            --           --           --        (0.00)*
  Net realized gains....................           (4.17)       (3.07)        (2.16)       (0.38)          --           --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions.....................           (4.17)       (3.07)        (2.16)       (0.38)          --        (0.00)*
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........          $19.36        $19.63       $16.87       $15.83       $13.76       $ 9.63
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN............................           21.12%++     37.14%        21.16%       17.83%       42.89%       (7.48)%
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......         $20,210       $21,147      $20,004      $18,901      $17,463      $11,539
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)..........................            1.28%+       1.28%         1.26%        1.27%        1.20%        1.20%
  Net investment loss...................           (0.99)+      (0.88)        (0.72)       (0.64)       (0.24)       (0.17)
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................              63%          98%          102%          84%         121%          66%
--------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the Emerging Growth Portfolio, the Investment Adviser waived all or part of its fees for the two-year period ended December 31, 1995. In addition, for the Emerging Growth Portfolio, IDS Life reimbursed expenses of $5,265 and $18,068 for the two-year period ended December 31, 1995. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                                         EXPENSE RATIOS
                                                                    PER SHARE               WITHOUT
                                                                 DECREASES TO NET         WAIVERS AND
                                                                INVESTMENT INCOME        REIMBURSEMENTS
                                                                ------------------      ----------------
                           PORTFOLIO                            1995         1994       1995        1994
                           ---------                            ----         ----       ----        ----
  Emerging Growth.............................................  $0.02        $0.01      1.39%       1.59%

++ Total return is not annualized as it may not be representative of the total return for the year.
+  Annualized.
*  Amount represents less than $0.01.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

     INTERNATIONAL EQUITY PORTFOLIO           1999(1)(2)       1998(2)         1997          1996          1995          1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....          $13.94        $11.78         $12.07        $ 9.98        $ 9.21        $10.05
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss) (3)(4)...           (0.03)        (0.03)        (0.02)        (0.02)         0.03          0.00*
  Net realized and unrealized gain
     (loss).............................            1.30          2.25         (0.24)         2.15          0.78         (0.84)
-------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.....            1.27          2.22         (0.26)         2.13          0.81         (0.84)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.................           (0.01)        (0.06)        (0.03)        (0.04)        (0.04)           --
  Net realized gains....................           (1.61)           --            --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions.....................           (1.62)        (0.06)        (0.03)        (0.04)        (0.04)           --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........          $13.59         $13.94        $11.78        $12.07        $ 9.98        $ 9.21
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN............................            9.12%++      18.84%        (2.18)%        21.38%        8.80%        (8.36)%
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......         $20,575        $23,482       $28,347       $33,337      $28,979       $28,413
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)(5).......................            1.40%+        1.40%         1.31%         1.35%         1.43%         1.30%
  Net investment income (loss)(4).......           (0.01)+       (0.25)        (0.23)        (0.20)         0.35          0.31
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................              12%           30%           21%           33%           34%           12%
-------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the International Equity Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1994. IDS Life reimbursed expenses of $23,712 for the year ended December 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense would have been $0.00* and 1.51%, respectively.
(4) Includes realized gains and losses from foreign currency transactions for the two-years ended December 31, 1995.
(5) During the year ended December 31, 1996 and the year ended December 31, 1995, the International Equity Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would be 1.33% and 1.37%, respectively.
++ Total return is not annualized as it may not be representative of the total return for the year.
 +  Annualized.
 *  Amount represents less than $0.01.

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        SYMPHONY
                                        investments are sponsored and managed
                                        by:
                                        Smith Barney Inc.
                                        and subsidiaries

                                        SYMPHONY
                                        is underwritten, issued and serviced by:
                                        IDS Life Insurance Company and
                                        IDS Life Insurance Company of New York

                                        S6225 J (8/99)

                          GREENWICH STREET SERIES FUND

                               SEMI-ANNUAL REPORT

                                                          EQUITY INDEX PORTFOLIO

                                                          MONEY MARKET PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                       EMERGING GROWTH PORTFOLIO

                                                     GROWTH AND INCOME PORTFOLIO

                                                  INTERNATIONAL EQUITY PORTFOLIO

                                          DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                                   JUNE 30, 1999

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S6225 J (8/99)